AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 2011

FILE NO. 333-101231

FILE NO. 811-21254

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 9	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 10	☒

WOODMEN VARIABLE ANNUITY ACCOUNT

(Exact Name of Registrant)

Woodmen of the World and/or Omaha Woodmen Life Insurance Society

(Name of Depositor)

1700 Farnam Street

Omaha, Nebraska 68102

(Address of Depositor’s Principal Executive Office)

1-877-664-3332

(Depositor’s Telephone Number, including Area Code)

Matthew E. Ellis

1700 Farnam Street

Omaha, Nebraska 68102

(Name and Address of Agent for Service of Process)

COPY TO:

Amber N. Preston

Baird Holm LLP

1500 Woodmen Tower

1700 Farnam Street

Omaha, NE  68102

402-344-0500

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:  AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 1, 2011 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Individual Flexible Premium Deferred Variable Annuity Contracts

[PICTURE]

Investment

Opportunities,

Financial

Solutions

Woodmen Variable Annuity

[Woodmen of the World Logo]	Prospectus

 May 1, 2011

[Woodmen of the World Logo]

Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society is a Nebraska corporation that is licensed to transact insurance as Woodmen of the World Life Insurance Society (Woodmen of the World) in all states and the District of Columbia, except CA, CO, ID, MT, NV, OR, UT, WA and WY. In those states, Woodmen of the World is licensed as Omaha Woodmen Life Insurance Society (Woodmen).

Securities are offered and processed through Woodmen Financial Services, Inc., 1700 Farnam Street, Omaha, NE 68102, 877-664-3332, member FINRA/SIPC, a wholly owned subsidiary of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society. Securities other than the Woodmen Variable Annuity are issued by companies that are not affiliated with Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society.

You should consider the investment objectives, risks, and charges and expenses of the Woodmen Variable Annuity carefully before investing. Call Woodmen Financial Services at 877-664-3332 for a copy of the prospectus that contains this and other information about the annuity. You should read the prospectus carefully before investing.

Not part of the prospectus.

WOODMEN VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERTIFICATE

WOODMEN VARIABLE ANNUITY

PROSPECTUS

May 1, 2011

For - The Individual Flexible Premium Deferred Variable Annuity Certificate issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a fraternal benefit society.

The Variable Annuity Certificate is intended for long-term investment purposes. You bear investment risk that could include loss of principal, and investment returns are not guaranteed. The Certificate provides a free look period of at least ten (10) days during which you may cancel the Certificate without penalty or surrender charges.

The Certificate owner (“you” or “your”) may allocate investments to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the Woodmen Variable Annuity Account, each of which invests in one of the following funds:

FIDELITY® VARIABLE INSURANCE PRODUCTS

Fidelity® VIP Contrafund® Portfolio, Service Class

Fidelity® VIP Equity-Income Portfolio, Service Class

Fidelity® VIP Growth Portfolio, Service Class

Fidelity® VIP Growth & Income Portfolio, Service Class

Fidelity® VIP Money Market Portfolio, Service Class

Fidelity® VIP Overseas Portfolio, Service Class

CALVERT VARIABLE PRODUCTS (“VP”) PORTFOLIO

Calvert VP S&P 500 Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP Nasdaq-100 Index Portfolio

Calvert VP Barclays Aggregate Bond Index Portfolio

Calvert VP EAFE International Index Portfolio

PIMCO VARIABLE INSURANCE TRUST

PIMCO Real Return Portfolio Administrative Class

PIMCO Low Duration Portfolio Administrative Class

The accompanying prospectuses for each of the above describe their investment objectives and risks.

WHY YOU SHOULD READ AND KEEP THIS PROSPECTUS.

This prospectus describes the variable account and the Certificate and contains information you should know before you purchase a Certificate. Please read this prospectus carefully and keep it for future reference. More information about Woodmen of the World and/or Omaha Woodmen Life Insurance

Society, the variable account and this Certificate is available in the Statement of Additional Information (SAI) dated May 1, 2011. The SAI was filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus. The SEC maintains a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. A copy of the SAI may also be obtained without charge by calling 1-877-664-3332 or by writing Woodmen at its home office at 1700 Farnam Street, Omaha, NE 68102. A table of contents for the SAI appears at the end of this prospectus. For each investment selection, you also should receive separate prospectuses.  Please read them carefully and keep them for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made. You should rely only on the information contained in this document or that we have referred you to. We have not authorized anyone to provide you with information that is different.

DEFINITIONS	5
FEE & EXPENSE TABLES	7
DEFERRED SALES CHARGE (SURRENDER CHARGE)	7
WOODMEN VARIABLE ANNUITY EXPENSES	8
TOTAL ANNUAL FUND OPERATING EXPENSES	8
WOODMEN VARIABLE ANNUITY SUMMARY	9
INVESTMENT OPTIONS	12
FIDELITY VARIABLE INSURANCE PRODUCTS	12
CALVERT VARIABLE PRODUCTS	13
PIMCO VARIABLE INSURANCE TRUST	14
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	17
YOUR CERTIFICATE	18
PURCHASING A CERTIFICATE	18
FREE LOOK PERIOD	18
ALLOCATING YOUR INITIAL PREMIUM	19
AUTOMATIC PREMIUM PAYMENTS	19
OWNER, ANNUITANT AND/OR PAYEE	19
BENEFICIARIES	19
YOUTH CERTIFICATES	20
TRANSFERRING OWNERSHIP	20
CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS	20
ACCUMULATION PERIOD	20
VALUING YOUR CERTIFICATE	21
VARIABLE ACCOUNT VALUATION	21
FIXED ACCOUNT VALUATION	21
DOLLAR COST AVERAGING PLAN	22
TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT	22
ASSET REBALANCING PROGRAM	23
TELEPHONE TRANSACTIONS	23
MARKET TIMING	24
INTERNET TRANSACTIONS	25
ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE	25
SYSTEMATIC WITHDRAWALS	26
DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE	26
DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE MINIMUM DEATH BENEFIT	26
CALCULATION AND DISTRIBUTION OF DEATH PROCEEDS	27
ANNUITY PERIOD	27
ANNUITY STARTING DATE	27
SETTLEMENT OPTION CONTRACTS	28
ANNUITY PAYMENT OPTIONS	28
DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE	29
CERTIFICATE FEES & CHARGES	29
SALES CHARGE	29
CERTIFICATE FEE	29
SURRENDER CHARGE	29
10% FREE WITHDRAWAL	30
TAX PENALTIES	31
PREMIUM TAX CHARGE	31
OTHER TAXES	31
TRANSFER CHARGE	31
FUND EXPENSES	31
MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS	31
OUR MORTALITY RISK	31

OUR EXPENSE RISK	32
GENERAL INFORMATION ABOUT THE CERTIFICATES	32
THE ENTIRE CONTRACT	32
GENDER NEUTRAL BENEFITS	32
VOTING RIGHTS	33
STATE VARIATIONS	33
SURPLUS REFUNDS AND ASSESSMENTS	33
OUR REPORTS TO YOU	34
DATE OF RECEIPT	34
PAYMENT BY CHECK	34
POSTPONEMENT OF PAYMENTS AND TRANSACTIONS	34
QUESTIONS ABOUT YOUR CERTIFICATE	34
FEDERAL TAX MATTERS	35
INTRODUCTION	35
INCOME TAXATION OF WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY	35
FEDERAL TAX STATUS	35
TAXATION OF VARIABLE ACCOUNTS	35
STATUS OF CERTIFICATES AS ANNUITIES	36
CERTIFICATES HELD BY NON-NATURAL PERSONS	36
DIVERSIFICATION REQUIREMENTS	37
OWNERSHIP TREATMENT	37
DELAYED ANNUITY STARTING DATE	37
INCOME TAXATION OF ANNUITIES	37
TAX DEFERRAL DURING ACCUMULATION PERIOD	38
MEDICARE HOSPITAL INSURANCE TAX ON CERTAIN DISTRIBUTIONS	38
TAXATION OF WITHDRAWALS, ASSIGNMENTS, PLEDGES AND PARTIAL SURRENDERS GRATUITOUS TRANSFERS	38
COMPLETE SURRENDER, REDEMPTION OR MATURITY	39
PENALTY TAX ON PREMATURE DISTRIBUTIONS	39
AGGREGATION OF CONTRACTS	39
TAXATION OF ANNUITY PAYMENTS	39
TAXATION OF CERTIFICATE BENEFITS AT DEATH	40
LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS	40
POLICY EXCHANGES	41
QUALIFIED PLANS	41
QUALIFIED PLAN TYPES	43
INDIVIDUAL RETIREMENT ANNUITIES	43
SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS)	43
SIMPLE IRAS	43
ROTH IRAS	44
SECTION 403(b)	44
CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT-SHARING PLANS	46
ROLLOVER DISTRIBUTIONS	46
FEDERAL INCOME TAX WITHHOLDING	47
OTHER INFORMATION	47
RIGHTS RESERVED BY WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY	47
DISTRIBUTION ARRANGEMENTS	47
CONTRACT OWNER MAILINGS	48
EFFECT OF STATE LAWS	48
LEGAL PROCEEDINGS	48
FINANCIAL STATEMENTS	49
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS & ORDER FORM	49

FOR PURPOSES OF THIS PROSPECTUS, “WOODMEN,” “WE,” “US” OR “OUR” MEANS WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY, A FRATERNAL BENEFIT SOCIETY. “YOU” AND “YOUR” REFER TO THE OWNER(S) OF THE CERTIFICATE.

DEFINITIONS

Account: Woodmen Variable Annuity Account, a separate investment account established under Nebraska law. The account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended. This is also called the variable account.

Accumulated Value: The accumulated value at any time before the annuity starting date is equal to the sum of the variable account value and the fixed account value.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death will result in payment of the Death Benefit. The annuitant is the benefit member of the fraternal benefit society.

Annuity Starting Date: The date on which the annuity payments are to begin. After the first certificate anniversary, the owner may change the annuity starting date as desired. You may not defer the annuity starting date beyond the first of the month after the certificate anniversary on or following the annuitant’s 95th birthday.

Beneficiary: The person (or persons) to whom we pay the death proceeds, i.e., the Death Benefit or Surrender Value, upon the death of the annuitant or owner, respectively.

Business Day: Each day the New York Stock Exchange is open for trading except:(1) any period when the SEC determines that an emergency exists which makes it impracticable for a Fund to dispose of its securities or to fairly determine the value of its net assets; or (2) such other periods as the SEC may permit for the protection of security holders of a Fund. The New York Stock Exchange is regularly closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the exchange will be closed on the preceding Friday or the following Monday, respectively (see “Valuation Date”).

Certificate: The Individual Flexible Premium Deferred Variable Annuity Certificate we offer through this prospectus, including any endorsements or additional benefit riders or agreements, and our Articles of Incorporation, Constitution and Laws that are in force on the effective date.

Certificate Anniversary: The same calendar date in each certificate year as the effective date.

Certificate Year: The 12-month period ending on the certificate anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Death Benefit: The amount we pay upon the death of the annuitant.

Due Proof of Death: Satisfactory documentation provided to us establishing proof of death. This documentation may include a certified copy of the death certificate; a certified copy of a court decree reciting a finding of death; or any other proof satisfactory to us.

Effective Date: The date designated in your Certificate that benefits begin.

Fixed Account: Amounts allocated to the fixed account under the Certificate are part of our general account, which supports annuity and insurance obligations.  Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account under the Securities Act of 1933 nor have we registered the fixed account as an investment company under the Investment Company Act of 1940. The SEC has not reviewed the disclosure relating to the fixed account. However, disclosures regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses.

Funds: The mutual funds or other vehicles selected as investment options. A specific Fund corresponds to each subaccount of the variable account.  Each of the Funds is referred to as a “Fund.”

Home Office: Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

Nonqualified Certificate: A Certificate that is not funding a tax-favored retirement plan.

Owner: Person or persons entitled to exercise the Certificate’s rights and privileges.

Payee:  The person named to receive payments under any settlement option contract issued whenever certificate benefits are applied to a settlement option.

Qualified Certificate: A Certificate we issue in connection with plans that qualify for special federal income tax treatment such as plans under Sections 401(a), 403(a), 403(b), 408 or 408A of the Code.

Registered Representative:  An individual who is licensed to sell securities, having passed the Series 6 and Series 63 examinations.

Required Minimum Distribution (“RMD”):  In general, a minimum amount that the IRS requires to be withdrawn from a Qualified Certificate each year. RMDs generally must begin no later than April 1st of the calendar year after the account holder reaches age 70 ½. These guidelines are established by the IRS.

SEC:  The Securities and Exchange Commission

Subaccount: A subdivision of the variable account. Each subaccount invests exclusively in the shares of funds not affiliated with Woodmen of the World/Omaha Woodmen. Woodmen selects groups of funds for Certificates generally from which you may choose to invest.

Subaccount Unit: A unit used in valuing a subaccount.

Surrender: Termination of the Certificate upon payment of applicable fees, if any.

Surrender Value: The Accumulated Value, less applicable surrender and certificate fees, you would receive if you surrender a Certificate after your free look has expired, or that is paid on the death of an owner who is not the annuitant, or after electing certain settlement options.

Valuation Date: Any day that both the New York Stock Exchange and Woodmen of the World and/or Omaha Woodmen Life Insurance Society are open for business.

Valuation Period: The period of time from the end of one valuation date to the end of the next valuation date.

Variable Account: Woodmen Variable Annuity Account, a separate investment account established under Nebraska law. The variable account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940, as amended.

Withdrawal: Any receipt of less than the Surrender Value of a Certificate.

FEE & EXPENSE TABLES

The following fee and expense tables describe the fees and expenses that you may incur as a Certificate owner, including those fees you will pay when buying, owning and surrendering the Certificate. These tables are intended to help you to understand the various costs and expenses under the Certificate. Currently, none of the Certificates we sell are subject to state premium taxes.  The tables reflect expenses for both the variable account and the underlying Funds. For a complete discussion of Certificate costs and expenses, see “Certificate Fees & Charges.” For more information regarding the expenses of the Funds, see the applicable Fund prospectus.

No sales charge (load) is paid upon the purchase of the Certificate. However, we may impose a charge if any portion (over 10% of the Accumulated Value existing at the time you made the first withdrawal in any one certificate year) of a premium is withdrawn or surrendered before it has been invested for up to seven (7) years.  See the table below.

DEFERRED SALES CHARGE (SURRENDER CHARGE)

(As a percentage of the excess amount withdrawn or surrendered (see “Certificate Fees & Charges”)).

Annuitant Issue Age

Premium Year	0-60*	61-75	76-85

1	7%	6%	5%

2	6%	5%	4%

3	5%	4%	3%

4	4%	3%	2%

5	3%	2%	1%

6	2%	1%	None

7	1%	None	None

8 or more	None	None	None

*Applies to all ages in Connecticut.

In each certificate year, you may make, without incurring a surrender charge, withdrawals of up to 10% of the Accumulated Value existing at the time you make the first withdrawal in that certificate year.

WOODMEN VARIABLE ANNUITY EXPENSES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, excluding any Fund fees and expenses.

Sales Charge on Premiums	None

Transfer Fee             $25 on transfers exceeding twelve (12) in any certificate year

Annual Certificate Fees             Current Fee: $30 (Maximum Fee: $45)(these fees only apply to Certificates with a variable account value of less than $50,000)

Variable Account Annual Expenses Mortality & Expense Risk
Charges             1.25% (maximum 1.40%) (as a percentage of average variable account value)*

Administrative Charge	None

Total Variable Account Annual Expenses	1.25% (maximum 1.40%)*

*All current and new accounts are charged a 1.25% Mortality & Expense Risk Charge; however, Woodmen has a contractual right to increase or decrease this charge but may not be increase this charge to greater than a maximum of 1.40%.

The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Certificate without considering any voluntary reimbursements. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS, INCLUDING MANAGEMENT FEES, DISTRIBUTION AND/OR SERVICE (12B-1) FEES, AND OTHER EXPENSES)

Minimum	0.35%

Maximum	1.15%

EXAMPLE

This example is intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity contracts. These costs include Certificate owner transaction expenses, certificate fees, separate account annual expenses, and your selected subaccount fund fees and expenses. The example assumes that you invest $10,000 in the Certificate for the time periods indicated and that the maximum certificate fee of $45 is assessed and with the maximum 1.40% mortality and expense risk also assessed. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1) If you surrender your Certificate at the end of the applicable time period:

1 year	3 years	5 years	10 years

$931	$1,369	$1,829	$3,259

(2) If you annuitize your Certificate (option 1 or 2, described on page 28) at the end of the applicable time period:

1 year	3 years	5 years	10 years

$931	$877	$1,517	$3,214

(3) If you do not surrender your Certificate:

1 year	3 years	5 years	10 years

$257	$877	$1,517	$3,214

The examples above should not be considered a representation of past or future expenses. The assumed 5% annual rate of return is hypothetical and is not a representation of past or future annual returns, which may be greater or less than this assumed rate.

WOODMEN VARIABLE ANNUITY SUMMARY

THE CERTIFICATE

This Certificate is an individual flexible premium deferred variable annuity issued by Woodmen of the World and/or Omaha Woodmen Life Insurance Society, a Nebraska non-profit fraternal benefit society located at 1700 Farnam Street, Omaha, NE 68102.

You may purchase a Certificate for as little as $2,000 (or $1,000 for a Qualified Certificate). You may pay premium payments of as little as $50. If you are eligible, you may open certain retirement accounts without an initial payment or minimum amount.

A Certificate may not be available for purchase in all states.

FEES AND EXPENSES

If your Certificate’s variable account value as of a certificate anniversary is less than $50,000, there is currently an annual certificate fee of $30 to reimburse us for general administrative expenses. This fee is subject to change but cannot exceed $45 and is assessed on the certificate anniversary and upon surrender. We also may impose a surrender charge (deferred sales load) of anywhere from 7% to 1% for withdrawals from your Certificate if you withdraw a premium payment before it has been invested seven (7) years. The surrender charge is based upon the lower of either premiums paid or fair market value.  However, you may make free withdrawals of up to 10% of the Accumulated Value of your Certificate during a certificate year (at time of first withdrawal) without incurring this surrender charge. We may also waive surrender charges in certain circumstances. Under certain circumstances we may charge a fee for transfers among subaccounts.

If you invest in a variable subaccount, you will incur a mortality and expense risk charge currently computed at an aggregate annualized rate of 1.25% on the average daily net asset value of the variable account and guaranteed not to exceed 1.40%. In addition, a daily charge based on a percentage of each Fund’s average daily net asset value is payable by each Fund to its investment adviser.  These charges do not apply to the fixed account.

FREE LOOK PERIOD

Your Certificate provides for a free look period of at least ten (10) days, which begins on the day you receive your Certificate. During this time, you may cancel your Certificate without incurring charges or penalties normally assessed by Woodmen.

WITHDRAWALS AND SURRENDERS

You may take a withdrawal from or surrender the Certificate before the annuity starting date and while the annuitant is alive. Such distributions may be subject to certain surrender charges as described in this prospectus. Some qualified plans restrict the availability of the Certificate’s value to the plan participant. If you take a withdrawal from or surrender the Certificate before attaining age 59-1/2, you may be subject to a 10% premature distribution penalty in addition to any state and federal income taxes you may owe.

TRANSFERS

You may transfer all or a part of your Certificate’s value among the subaccounts. You may make twelve (12) free transfers between one or more subaccounts in each certificate year. Following the 12th transfer, each transfer thereafter will result in a $25 charge (exchange fee). We will not transfer any amount less than $50 into any single subaccount. You may make one transfer, limited to the greater of $500 or 25% of the fixed account value, from the fixed account into subaccounts each certificate year.

FEDERAL TAX MATTERS

Generally, there should be no federal income tax payable on increases in Accumulated Value until there is a distribution. Distributions, including annuity payments, may be taxable.  All amounts includable in income with respect to the Certificate are taxed as ordinary income. The taxable portion of most distributions will be subject to withholding unless the payee elects otherwise.  There may be tax penalties if you take a distribution before reaching age 59-1/2. Current tax laws may change at any time.

Death proceeds are taxable and generally are included in the income of the recipient as follows:

•              If received under a payment option, they are taxed in the same manner as annuity payments.

•              If distributed in a lump sum, they are taxed in the same manner as a full surrender.

(For more information, see “Federal Tax Matters.”)

INFORMATION ON REPLACEMENTS AND QUALIFIED CERTIFICATES

It may not be in your interest to replace your existing annuity, life insurance contract, or mutual fund with this Certificate. You should replace an existing contract only when you determine that this Certificate is a better investment for you. You may have to pay a surrender charge on your existing contract, and the Certificate described in this prospectus will impose a new surrender charge period. If you do consider replacing an existing contract, you should compare the benefits and cost of supplementing your existing contract with the benefits and cost of purchasing a new Certificate. You should talk to your professional tax adviser to make sure that you understand the tax consequences, as not all exchanges will be tax-free. Tax-free treatment is only applicable to certain exchanges involving life insurance and annuity contracts. If you surrender your existing contract for cash and then buy the Certificate described in this prospectus, you may have to pay a tax, including possibly a penalty tax, on the surrender. Likewise, if you sell or redeem mutual funds and then use the proceeds to buy the Certificate, you may have to pay taxes on the sale or redemption.

Even though you may fund some types of retirement plans with the Certificate, including an Individual Retirement Annuity (IRA), SEP-IRA, SIMPLE IRA, Roth IRA and pension or profit sharing plans, these plans also provide tax deferral. You should carefully consider the costs and benefits of the Certificate (including settlement options) before purchasing the Certificate to fund these plans, since the retirement plan arrangement itself provides for tax-deferred growth.

WOODMEN OF THE WORLD

Our organization’s legal name is Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society and our home office is located at 1700 Farnam Street, Omaha, NE 68102. Woodmen, founded in Nebraska in 1890, is a fraternal benefit society incorporated under the laws of the state of Nebraska, without capital stock and conducting business solely for the benefit of our members and their beneficiaries and not for profit. Woodmen operates on the lodge system and has a representative form of government. Woodmen currently has approximately 700,000 members in over 1,600 adult and youth lodges. In addition to providing fraternal benefits to our members we offer individual life insurance and annuity Certificates in all 50 states and the District of Columbia. On August 1, 2001, we established the Woodmen Variable Annuity Account pursuant to the laws of the State of Nebraska. This account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the account, us or the Funds.

We legally own the account’s assets but we cannot charge the account with debts or liabilities arising out of any other business we may conduct. The account’s assets are available to cover our general debts and liabilities only when the account’s assets exceed its liabilities. We may transfer assets which exceed the account’s reserves and liabilities to our general account. All obligations arising under the Certificates are our general corporate obligations.

INVESTMENT OPTIONS

In addition to the fixed account, we currently have fourteen (14) subaccounts available, each of which invests exclusively in shares of a single corresponding Fund. Each of the Funds was formed for use in insurance company separate accounts. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics.

We have summarized the investment objectives and policies of each Fund. There is no assurance that any Fund meets its objectives. You should also read the current prospectus for each Fund, which precedes or accompanies this prospectus, for more detailed information, including a description of risks and expenses for each Fund.

FIDELITY VARIABLE INSURANCE PRODUCTS

Fidelity Management & Research Company serves as the investment adviser to these Funds.  Below is a summary of the Fidelity Fund’s, including each Fund’s investment objective and principal investments.

VIP Contrafund® Portfolio Service Class

This portfolio seeks long-term capital appreciation. The portfolio normally invests primarily in common stocks and securities convertible into common stocks, but it has the flexibility to invest in other types of securities. The portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

VIP Equity-Income Portfolio Service Class

This portfolio seeks income; capital appreciation is also a consideration. The portfolio normally invests in income producing common and preferred stocks. These equities may be of various quality though the portfolio does not intend to invest in companies without proven earnings and/or credit histories. It may also invest in debt securities.

VIP Growth Portfolio Service Class

This portfolio seeks capital appreciation. The portfolio invests primarily in common stocks, however, it is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The portfolio does not place any emphasis on dividend income from its investments, except when the adviser believes this income will have a favorable influence on the market value of the security. Growth may be measured by factors such as earnings or gross sales.

VIP Growth & Income Portfolio Service Class

This portfolio seeks high total return through portfolio combination of current income and capital appreciation. The portfolio expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

VIP Money Market Portfolio Service Class

This portfolio seeks maximum current income consistent with liquidity and stability of principal. The portfolio consists of high-quality, short-term money market instruments. AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (“FDIC”) OR ANY GOVERNMENT AGENCY. THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. DURING EXTENDED PERIODS OF LOW INTEREST RATES, THE YIELD OF A MONEY MARKET SUBACCOUNT MAY ALSO BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE.

VIP Overseas Portfolio Service Class

This portfolio seeks long-term growth of capital. Normally, at least 80% of the portfolio’s total assets will be invested in foreign securities. The portfolio may also invest in U.S. issuers. The portfolio defines foreign securities as securities of issuers whose principal activities are located outside the United States.

CALVERT VARIABLE PRODUCTS

Calvert Investment Management, Inc. (formerly named Calvert Asset Management Company, Inc.) serves as the investment adviser to these Funds.  Except as noted below, Summit Investment Partners, Inc. serves as the sub-adviser to these Funds.

During 2009, the following Funds underwent a name change at the advisor.  The new names of each Fund more closely reflect the adviser relationship, although there has been no material change to any of the investment choices.  In each case, the word “Summit” was replaced by “Calvert VP.”

Below is a summary of the Calvert Fund’s, including each Fund’s investment objective and principal investments.

Calvert VP S&P 500 Index Portfolio

This portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P 500 Index.

Calvert VP S&P MidCap 400 Index Portfolio

This portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the S&P MidCap 400 Index.

Calvert VP Russell 2000 Small Cap Index Portfolio

This portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Russell 2000 Index.

Calvert VP Nasdaq-100 Index Portfolio

This portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100 Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Nasdaq-100 Index.

Calvert VP Barclays Aggregate Bond Index Portfolio

This portfolio seeks investment results that correspond to the total return performance of the bond market, as represented by the Barclays Aggregate Bond Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the Barclays Aggregate Bond Index.

World Asset Management, LLC serves as the sub-adviser to the following Fund:

Calvert VP EAFE International Index Portfolio

This portfolio seeks investment results that correspond to the investment performance of foreign stocks, as represented by the Morgan Stanley EAFE Index. The portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the EAFE International Index.

PIMCO VARIABLE INSURANCE TRUST

Pacific Investment Management Company LLC (PIMCO) serves as investment adviser to these Funds.  Below is a summary of the PIMCO Fund’s, including each Fund’s investment objective and principal investments.

PIMCO Real Return Portfolio Administrative Class

This portfolio seeks return in excess of inflation consistent with preservation of capital by ordinarily investing at least 80% of its net assets in inflation protected bonds of the United States and foreign entities.

PIMCO Low Duration Portfolio Administrative Class

This portfolio seeks total return consistent with preservation of capital by ordinarily investing primarily in a diversified portfolio of fixed income securities and is categorized as a short-term bond fund.

The Funds currently sell shares:

(a) to the variable account as well as to separate accounts of insurance companies that are not affiliated with us; and

(b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts.

We currently do not foresee any disadvantages to you arising from the sale of shares to variable products not affiliated with us. However, we will always try to identify any material conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects you, we may take action on our own.

We may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, Woodmen Financial Services, Inc., the principal underwriter of the Certificates, may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the fund) deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some investment options.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Certain voting rights are attributable to the Funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. For more information, see “Voting Rights.”

DISCLAIMER

The S&P 500 Index is an unmanaged index of common stocks comprised of 500 industrial, financial, utility and transportation companies. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “500,” “S&P MidCap 400 Index” and “Standard & Poor’s MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Calvert Mutual Funds. Calvert Mutual Funds is not sponsored, endorsed, sold or promoted by Standard & Poor’s (“S&P”). S&P makes no representation or warranty, express or implied, to the beneficial owners of mutual funds or any member of the public regarding the advisability of investing in securities generally or in Calvert Mutual Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P’s only relationship to Calvert Mutual Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, which is determined, composed and calculated by S&P without regard to Calvert Mutual Funds or the Funds. S&P has no obligation to take the needs of Calvert Mutual Funds or the beneficial owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Calvert Mutual Funds.

The Russell 2000 Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. Calvert Mutual Funds and the Russell 2000 Small Cap Index Fund are not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell is not responsible for and has not reviewed the prospectus, and Frank Russell makes no representation or warranty, express or implied, as to its accuracy, or completeness, or otherwise.

Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its index. Frank Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the index.

Frank Russell Company’s publication of the index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of the investment in any or all securities upon which the index is based. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY OR OTHERWISE OF THE INDEX OR DATA INCLUDED IN THE INDEX. FRANK RUSSELL COMPANY MAKES NO REPRESENTATION OR WARRANTY REGARDING THE USE, OR THE RESULTS OF USE, OF THE INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE INDEX. FRANK RUSSELL COMPANY MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF ANY KIND, INCLUDING, WITHOUT MEANS OF LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

“Nasdaq” and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. (“Nasdaq”) and have been licensed for use for certain purposes by Calvert Mutual Funds, Inc. and the Nasdaq-100 Index Fund. The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Calvert Mutual Funds. Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund. Nasdaq makes no warranty, express or implied, and bears no liability with respect to Calvert Mutual Funds, its use or any data included therein.

The EAFE International Index Fund is not sponsored, endorsed, sold or promoted by Morgan Stanley Capital International (“MSCI”) or any affiliate of MSCI. Neither MSCI nor any other party makes any representation or warranty, express or implied, to the owners of this Fund or any member of the public regarding the advisability of investing in Funds generally or in this Fund particularly or the ability of the EAFE Index to track general stock market performance. MSCI is the licensor of certain trademarks, service marks and trade names of MSCI and of the EAFE Index which is determined, composed and calculated by MSCI without regard to the issuer of this Fund. MSCI has no obligation to take the needs of the issuer of this Fund or the owners of this Fund into consideration in determining, composing or calculating the EAFE Index. MSCI is not responsible for and has not participated in the determination of the timing of, prices at or quantities of this Fund to be issued or in the determination or calculation of the equation by which this

Fund is redeemable for cash. Neither MSCI nor any other party has any obligation or liability to owners of this Fund in connection with the administration, marketing or trading of this Fund.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NEITHER MSCI NOR ANY OTHER PARTY GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE’S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NEITHER MSCI NOR ANY OTHER PARTY MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND MSCI HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI OR ANY OTHER PARTY HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the account or that the account may purchase. We reserve the right to eliminate the shares of any investment option and to substitute any shares of another investment option. We also may substitute shares of Funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your Certificate without notice and complying with applicable laws.

We also reserve the right to establish additional subaccounts of the variable account, each of which would invest in a new investment option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new investment option to certain classes of purchasers. We may establish new subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we may make any new subaccounts available to you. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, regulatory requirements or investment conditions warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current subaccounts that are being substituted for or deleted, you may surrender the portion of your Accumulated Value funded by such subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the subaccounts under the Certificates, we may:

•              operate the account as a management investment company under the 1940 Act;

•              deregister the account under that Act in the event such registration is no longer required; or

•              combine the account with other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under your Certificate.

YOUR CERTIFICATE

PURCHASING A CERTIFICATE

Your Certificate is an individual flexible premium deferred variable annuity. It provides you with a way to save for retirement or some other long-term goal on a tax-deferred basis. We offer the Certificate to members and people who are eligible for membership. You may apply for a Certificate by completing and submitting an application available through your securities licensed Woodmen representative. We do not issue joint Certificates (joint annuitants) or group Certificates. However, we may issue a Certificate with a single annuitant that is jointly owned.

We may issue your Certificate as a nonqualified annuity. We may also issue your annuity as a qualified annuity that funds a retirement plan such as an Individual Retirement Annuity (IRA); a Roth Individual Retirement Annuity (Roth IRA); or an annuity for a Simplified Employee Pension Plan (SEP-IRA). Retirement plans such as these already provide you with the tax-deferral benefits provided by an annuity.

You must give us, or arrange to have sent to us, a single premium payment of at least $2,000 (or $1,000 for a qualified annuity) along with your application. The minimum amount we will accept for subsequent premiums is $250. We may accept $50 if you set up a monthly automatic premium payment (see “Automatic Premium Payments”). Initial premium payments over $1,000,000 require our prior approval, as do subsequent annual premium payments over $50,000. Your initial premium will be credited in the manner described in the next paragraph. There are certain circumstances in which you may not have to provide an initial premium to establish your Certificate. These circumstances include, but are not limited to, an employer-sponsored retirement plan.

Free Look Period

Your Certificate provides a “free look” period of at least ten (10) days after you receive your Certificate.  If you do decide to cancel your Certificate during this period, you must deliver or mail the Certificate, along with a written request to cancel, to us at the home office or return the Certificate and your written request to cancel to the Registered Representative who delivered it to you. Upon cancellation, the Certificate will be void as of the effective date and you will receive your Certificate’s Accumulated Value (or your premiums, if greater) as of the date we receive your cancellation. You will generally receive your money within seven (7) days after we receive your request for cancellation. However, if your Certificate is an IRA and you decide to cancel it within seven (7) days from the receipt of your IRA disclosure, but after your free look has expired, we may refund your premium less any payments made.

Allocating Your Initial Premium

Because you have a “free look,” we reserve the right to allocate all of your premiums to the money market subaccount for fifteen (15) calendar days from the effective date to allow for delivery of your Certificate. After this period, we will allocate the Accumulated Value of your Certificate to the subaccount(s) and/or fixed account according to your original instructions.

AUTOMATIC PREMIUM PAYMENTS

You may make regularly scheduled premium payments through an automatic deduction from your savings or checking account to the subaccount(s) or fixed account you select. You may set up the automatic payments at the time of your application or later by contacting us at the home office. When you set up automatic premium payments, you may select the date you want us to withdraw a premium from your account. If the date you select falls on a date that is not a valuation date, such as a weekend or holiday, we will initiate the request on the next business day. We allocate the premium when we receive it. You must give us at least five (5) calendar days notice to stop or change your allocation for future premiums. Your written notice should be sent to our home office and is not considered given until it is received there.

OWNER, ANNUITANT AND/OR PAYEE

If you are the sole owner of the Certificate, you generally can name beneficiaries, assign the Certificate, transfer allocations between subaccounts and the fixed account, and designate who receives any annuity payments or distributions under the Certificate. The annuitant is the person whose life determines the annuity benefits payable under the Certificate and whose death results in payment of the Death Benefit. The annuitant must be a natural person. The beneficiary receives the death proceeds, i.e., the Death Benefit or Surrender Value, if any, that is paid when the annuitant or any owner dies. If the owner and the annuitant are not the same person, the beneficiary will receive the Surrender Value of the annuity upon the death of any owner.  If the annuitant dies, the beneficiary will receive the Death Benefit.  The payee is any party that the owner selects to receive distributions. The payee will generally receive these distributions during the annuity period. The benefit member is the annuitant. We reserve the right to approve any payee that is an entity rather than a person. Laws regulating qualified annuities may limit an owner’s ability to designate annuitants, beneficiaries and payees, and may also limit an owner’s ability to assign the Certificate. In addition, assigning a Nonqualified Certificate may have federal tax consequences (see “Federal Tax Matters, Taxation of Withdrawals, Assignments, Pledges or Partial Surrenders”).

BENEFICIARIES

You may name one or more beneficiaries to receive the death proceeds payable under the Certificate. You may change beneficiaries by sending a request to the home office. We may provide a special form to make this request. We must approve any change in beneficiary. Any such change is effective on the date you designate on your written request or the date we receive your request at the home office if no date is designated. A change in beneficiary is only effective if the request was mailed or delivered to us while the annuitant is alive. We are not liable for any payments made or actions taken by us before we receive and approve changes in beneficiary designations. Certain property and tax laws may affect your ability to select a beneficiary other than a spouse. In the event your designated beneficiary cannot be approved, we may pay any death proceeds due upon either the annuitant’s or owner’s death according to Woodmen’s Constitution and Laws.

YOUTH CERTIFICATES

We provide Certificates that allow an adult applicant, when applying for a Certificate in the name of a youth member, to have the option to designate the owner as either the applicant or the youth member. If the youth member is the owner of the Certificate, the adult applicant shall retain control over the Certificate until the youth member reaches the age of majority. The adult applicant/controller can exercise all rights in the Certificate, except for the right of assignment, on behalf of the youth member until the youth member reaches the age of majority. If the adult applicant/controller dies before the youth member reaches the age of majority, we will recognize that person who has the duty to support the youth member and/or who in fact does support the youth member, as the person who is entitled to exercise the rights that the adult applicant/controller could have exercised.

TRANSFERRING OWNERSHIP

You may assign your Certificate by sending an assignment request to our home office before the annuity starting date. You may not be able to assign a Certificate you control for another person or a Certificate issued in connection with retirement plans. We must receive and approve any assignment request before it is effective. We are not liable for any payment we make or action we take before we receive and approve an assignment. We are not responsible for the validity or tax consequences of any transfer of ownership.

Before you consider assigning, selling, pledging or transferring your Certificate, you should consider the tax implications. Generally speaking, assignments and pledges of a deferred annuity are taxable as a complete distribution (surrender) from the contract and may be subject to the 10% penalty tax. (See “Federal Tax Matters.”) The interest of any beneficiary will be subject to any collateral assignment. Any indebtedness and interest charged against your Certificate, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary or collateral assignee under the Certificate.

CERTIFICATES ISSUED FOR CERTAIN RETIREMENT PLANS

If your Certificate is used in a qualified plan and the owner is the plan administrator or trustee, the plan administrator may transfer ownership to the annuitant if the qualified plan permits. Otherwise, a Certificate used in a qualified plan may not be sold, assigned, discounted or pledged as collateral for a loan or as surety for performance of an obligation or for any other purpose, to any person other than as may be permitted by laws applicable to such plans.

ACCUMULATION PERIOD

The period during which you invest premiums in the variable and/or fixed account under the Certificate is the accumulation period. During this time the Certificate may increase or decrease in value depending on the performance of the variable account and how much additional premium you invest. For most owners any increase in the Certificate’s value remains tax-deferred until a distribution is made. Any distributions you take from a

Nonqualified Certificate during the accumulation period are taxable to the extent there is gain in the Certificate. Accumulation period distributions are taxed differently than annuity payments. For annuity payments (periodic payments from a settlement contract), any “investment in the contract” in the Certificate is prorated over the length of the annuity payment option. Therefore, each annuity payment will consist partially of non-taxable “investment in the contract” (if there is any) and partially of taxable gain (if there is any). The taxation of distributions from a Qualified Certificate depend on the type of qualified plan and various other factors.  (See “Federal Tax Matters.”)

VALUING YOUR CERTIFICATE

We determine the Accumulated Value of your Certificate on each valuation date (each day that both the New York Stock Exchange and we are open for business). We credit premium payments to your Certificate based on the Accumulated Value of the Certificate next determined after receipt of a premium. Your Certificate’s value during the accumulation period is the total of your values in the variable account and the fixed account.

VARIABLE ACCOUNT VALUATION

Your variable account value is the total value of your subaccounts. When we established each subaccount, we set the initial subaccount unit value at $10 ($1 for the initial money market subaccount). The subaccount unit value of a subaccount increases or decreases from one valuation period to the next depending on the investment experience of the underlying Fund as well as the daily deduction of charges. We calculate the value of each subaccount by multiplying the number of subaccount units attributable to that subaccount by the subaccount unit value for the subaccount. Any amounts allocated to a subaccount will be converted into subaccount units of the subaccount. We credit subaccount units to your subaccount when you allocate your premiums or transfer amounts to that particular subaccount. The number of subaccount units we credit is determined by dividing the premium or other amount credited to the subaccount by the subaccount unit value for that valuation date. We reduce your subaccount units in a subaccount when you withdraw or transfer from that subaccount and by any certificate fee charged to your Certificate. The investment experience of the Fund underlying each subaccount will cause the subaccount unit value to increase or decrease. In addition, we assess a mortality and expense risk charge, which effectively reduces the value of the subaccount. We make no guarantee as to the value in any subaccount. You bear all the investment risk on the performance of the Fund underlying the corresponding subaccounts you choose. Because of all of the factors affecting a subaccount’s performance, its value cannot be predetermined.

FIXED ACCOUNT VALUATION

You may choose to deposit money in the fixed account portion of the Certificate. This fixed account is our general account. We declare the effective annual interest rate that applies to the fixed account each month and this rate shall be at least 3% per year. This effective rate applies to amounts in the fixed account including new premiums or amounts newly transferred from a subaccount (new money) for the certificate year. After that period expires, a new rate will be declared for all deposits and will be effective for another certificate year. The rate of interest in effect at any time for a Certificate may differ from the rate or rates in effect for other

Certificates with different certificate anniversaries. We may declare higher interest rates at our discretion. You bear the risk that interest credited on the fixed account value may not exceed 3% for any 12-month period.

DOLLAR COST AVERAGING PLAN

If you wish to make a substantial deposit in your Certificate, dollar cost averaging allows you to spread your investment in the markets over time to reduce the risk of investing at the top of the market cycle. You may make regular transfers from your money market subaccount to other subaccounts by establishing a dollar cost averaging plan. You may use dollar cost averaging until the amount in your money market subaccount is completely transferred or the amount remaining is less than your authorized preset amount. You may terminate or change your plan at any time by written request that is effective five (5) business days after we receive it at the home office. You may establish a dollar cost averaging plan by obtaining an appropriate form and full information concerning the plan and its restrictions, from your Woodmen Registered Representative or from our home office.

Dollar cost averaging does not ensure a profit or protect against a loss during declining markets. Because such a program involves continuous investment regardless of changing share prices, you should consider your ability to continue this plan through times when the unit prices are high.

TRANSFERS AMONG SUBACCOUNTS AND/OR THE FIXED ACCOUNT

You may transfer your Certificate’s value among the subaccounts and the fixed account subject to a few restrictions outlined in this prospectus. Such transfers must take place during the accumulation period. We will process your requests for transfers that we receive at our home office, in good order, before the close of business on that valuation date, usually 3:00 p.m. central time. We will process requests we receive after that time as of the close of business on the following valuation date.

We process a transfer by redeeming subaccount units from the subaccount(s) you specify and reinvesting the proceeds in subaccount units of the other subaccounts and/or the fixed account as you specify. We impose the following restrictions on transfers. You must transfer out at least $100 or, if less, the total value of the subaccount or fixed account from which you are making the transfer. You must transfer in a minimum amount of $50 (or total value if less) to any subaccount or to the fixed account.

You may make twelve (12) free transfers from one or more subaccounts in each certificate year. After that, we will charge you $25 for each subsequent transfer and deduct it from the amount of transfer. Transfers through the asset rebalancing program (described below) or dollar cost averaging plan (described above) do not count towards your twelve (12) free transfers.

You may make only one (1) transfer from the fixed account in each certificate year. The transfer may not exceed $500 or 25% of the total value of the fixed account at the time of transfer, whichever is greater. Transfers from the fixed account are not subject to a transfer charge and do not count toward your (12) twelve free transfers. If you want to transfer from the fixed account, we redeem the value you wish to transfer from the fixed account and reinvest that value in subaccount units of the subaccount or subaccounts you have selected.

We did not design the Certificate in general or this transfer privilege in particular to give you a way to speculate on short-term market movements. To prevent excessive transfers that could disrupt the management of the Funds and increase transaction costs, we may adopt procedures to limit excessive transfer activity. For example, we may impose conditions and limits on, or refuse to accept, transfer requests that we receive from third parties. Third parties include investment advisers or registered representatives acting under power(s) of attorney from one or more Certificate owners.  (See “Market Timing” below.) In addition, the Funds may restrict or refuse transactions as a result of certain market timing activities. You should read the Funds’ prospectuses for more details.

ASSET REBALANCING PROGRAM

In order to maintain a particular percentage allocation among subaccounts, the Certificate owner may select asset rebalancing. With asset rebalancing the Certificate owner automatically has the Certificate’s variable account value reallocated to the allocation initially selected by the owner. You may choose to automatically rebalance your Certificate value periodically under the asset rebalancing program. You can elect to participate in the program at the time of application or at a later time. Asset rebalancing may be set up annually, semi-annually or quarterly to begin on the 5th day of the month you select (or the next valuation date if the 5th is not a valuation date). Before you begin the program, you should determine your investment goals and risk tolerance.

To elect to participate in the program, you must send us a written request at our home office. Any new request will override any previous rebalancing allocations you may have chosen. Rebalancing continues until you stop or change it, which is done in writing (unless a valid telephone election exists for the account) and must be received at the home office at least five (5) business days before it becomes effective. The fixed account is excluded from this program. We reserve the right to change this program at any time. The asset rebalancing program does not guarantee gains, nor does it assure that any subaccount will not have losses.

TELEPHONE TRANSACTIONS

You may make certain transactions over the telephone. Prior to accepting oral instructions from you, we must have received your signed telephone transaction authorization. Telephone authorization is only valid for certain transaction types and we may add to or limit these types of transactions from time to time. However, we are not able to accept telephone requests for surrenders or transfers among subaccounts from you if we are restricted from doing so by state or federal laws. We will take reasonable steps to confirm that telephone instructions are genuine including, among other things: requiring identifying information, recording conversations and providing written confirmations of transactions. We will not be responsible for the authenticity of instructions received by telephone. We may be liable for losses due to unauthorized or fraudulent instructions if we fail to observe reasonable procedures.

If several people want to make telephone requests at or about the same time, or if our recording equipment malfunctions, we may not be able to allow any telephone requests at that time. If this happens, you must try again later or submit a written request to our home office. If there is a malfunction with the telephone recording system or the quality of the recording itself is poor, we will not process the transaction.

We reserve the right to suspend or limit telephone transactions. Every telephone transaction will be reviewed by a principal of the distributor (Woodmen Financial Services, Inc.) who will also review the account history and any other available relevant information prior to approving such transaction and submitting it to Woodmen. If the principal has reason to believe that any such transaction constitutes an attempt to “market time” to the detriment of other Certificate holders, such proposed transaction may be refused.

The phone number for telephone transactions is 1-877-664-3332.

MARKET TIMING

The Certificate is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of a subaccount or its underlying Fund. These could result in a Fund holding large cash positions or frequently buying or selling portfolio securities. Such transfers may affect the value of the Fund’s shares, interfere with the efficient management of its portfolio, and increase its brokerage and administrative costs. While the design of the Woodmen Variable Annuity, in particular its surrender charges, make it a relatively inefficient vehicle for achieving short-term trading profits, nevertheless the possibility may exist.

In order to protect our Certificate holders from potentially harmful activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading. We consider certain factors in order to identify potentially harmful activity, including the following:

•                  the number of transfers made over a period of time;

•                  the length of time between transfers;

•                  whether the transfers follow a pattern that appears to be designed to take advantage of short-term market fluctuations;

•                  the dollar amount(s) requested for transfers; and

•                  whether the transfers are part of a group of transfers made by a third party on behalf of several individual Certificate holders.

If we detect that an individual is engaged in a market timing scheme, we will, to the extent consistent with our legal obligations and the Certificate holders’ contractual rights to make transfers among the subaccounts, cancel all orders believed to be part of the market timing scheme, and we will prohibit the individual suspected of engaging in a market timing scheme from utilizing our telephone transaction service in the future. Individuals suspected of engaging in market timing will be required to make all future orders through our written process.

Our policies may vary due to differences in operational systems and the size and nature of the underlying Funds. Subject to the terms of the Certificate,

we reserve the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt your rights or interests. In addition, some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests if, in the judgment of the investment adviser or other responsible party, such Fund would be unable to invest effectively in accordance with the particular Fund’s investment objective or policies, or the Fund would otherwise potentially be adversely affected. If such a transfer request is refused, we may not be able to effect certain allocations or transfers that a Certificate owner has requested. Our ability to detect and deter such harmful conduct may be limited by operational or technological limitations.

In addition, the terms of some Certificates, historical practices or actions, or certain regulatory requirements may limit our ability to effect transfers or may impose certain other restrictions. This may result in a dilution in the value of your investment. There may also be increased brokerage and administrative costs that may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Funds, we cannot guarantee that there will not be harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants. Please refer to the prospectuses of the underlying Funds for a discussion of each Fund’s policies and procedures with respect to deterring short term trading and market timing.

INTERNET TRANSACTIONS

We do not currently offer Internet transaction capability to Certificate owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

ACCESS TO YOUR MONEY BEFORE YOUR ANNUITY STARTING DATE

You may make a withdrawal from or surrender your Accumulated Value during the accumulation period if the annuitant is alive. The remaining value of the Certificate, after a withdrawal, must be at least $1,000. To make a withdrawal, you first must make a request to our home office. Currently, to surrender your Certificate and receive your Surrender Value, you must submit a signed form to our home office. The surrender will not be processed until we receive your surrender request at our home office. You may obtain a form by contacting your Woodmen Registered Representative or by calling us at 1-877-664-3332. If we permit it in the future, you may be able to request a withdrawal or surrender by telephone. A surrender or withdrawal from your Certificate may require us to withhold for federal income taxes. We generally must receive a withdrawal or surrender request by 3:00 p.m. central time on a valuation date in order to process it on the same day.

We will normally pay you the requested amount within seven (7) calendar days of receiving your request. You will receive the Accumulated Value less any applicable surrender charge and any applicable certificate fee. In certain cases, such as when physical disasters may curtail markets, we may postpone payment of your surrender beyond the seven (7) days, and then only when permitted by law or regulation. You may select the subaccount(s) or fixed account as the source(s) for your withdrawal. However, we must agree to any selection. If you request a withdrawal and do not specify its source (the specific subaccount(s) or fixed account) then we will take the withdrawal on a pro rata basis from each subaccount and fixed account. You may not withdraw less than $250 at one time.

As of January 1, 2009, Woodmen no longer issued Certificates in connection with Tax Sheltered Annuities (“TSAs”).  In addition, as of May 31, 2009, Woodmen no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, if you already own such a Certificate, you should know that there are legal restrictions on withdrawals from TSAs. Certificates issued in connection with qualified plans under Section 401 of the Code may also restrict certain distributions. See your plan document for more information.

You should consult your tax adviser regarding the tax consequences of any withdrawal or surrender. A surrender or withdrawal may be taxable in whole or in part, and may also be subject to a 10% federal income tax penalty if made before you attain age 59-1/2. (See “Federal Tax Matters.”)

SYSTEMATIC WITHDRAWALS

You may make systematic withdrawals from your Certificate. These are a series of periodic payments from your Certificate based on the payment method you select. You are taxed on each distribution from a Certificate to the extent there is taxable gain in the Certificate. This type of withdrawal is not considered annuitization nor are the payments considered annuity payments. You may only establish this payout option during the accumulation period. Payments made to you under this option may be subject to surrender charges. You should consult a tax adviser about the tax consequences of making these systematic withdrawals.

DEATH OF AN OWNER (NOT THE ANNUITANT) BEFORE THE ANNUITY STARTING DATE

We will pay the Surrender Value to the beneficiary if you die while the annuitant is alive.

DEATH OF AN ANNUITANT BEFORE THE ANNUITY STARTING DATE

We will pay the Death Benefit to the beneficiary when the annuitant dies. The Death Benefit equals the greater of:

(a) the Accumulated Value; or

(b) the minimum death benefit amount.

MINIMUM DEATH BENEFIT

The minimum death benefit amount is equal to the sum of premiums paid reduced proportionately by any withdrawals, accumulated at an effective annual interest rate of 4%. After the annuitant has attained age 80, the minimum death benefit amount will no longer be accumulated with interest. The minimum death benefit amount is limited to a maximum of 200% of the total premiums paid reduced proportionately by any withdrawals. A withdrawal will reduce the minimum death benefit amount in the same proportion that the Accumulated Value was reduced on the date of the withdrawal. For each withdrawal, the reduction is calculated by multiplying the minimum death benefit amount immediately prior to the withdrawal by the ratio of the withdrawal to the Accumulated Value immediately prior to the withdrawal. The minimum death benefit is a guaranteed amount to be paid on the death of the annuitant, regardless of the investment performance of your Certificate.

CALCULATION AND DISTRIBUTION OF DEATH PROCEEDS

We calculate the death proceeds as of the end of the day, if it is a valuation date and we receive such proof prior to the closing of the NYSE, or if received after such closing then as of the end of the next valuation date, unless a state requires otherwise.  A beneficiary may elect to receive the death proceeds as a lump sum.  Other options for death proceeds may be available, subject to the rules on distributions discussed below.  If the beneficiary requests payment of the death proceeds in a lump sum, we will generally pay it within seven (7) business days after we receive due proof of death. If you do not select an option within sixty (60) days of the day we receive due proof of death, we may pay out a lump sum.  Death proceeds are equal to or greater than the minimum value required by law.

In the case of a Nonqualified Certificate, if any owner, including any owner who is also the annuitant, dies prior to the annuity starting date, the Certificate will continue and the entire certificate benefit must be distributed within five (5) years after the death of the owner; however, if any portion of the certificate benefit is payable to a designated beneficiary, within the meaning of Code Section 72(s)(4), such portion may be distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of such beneficiary. Such distributions must begin not later than one (1) year after the date of the owner’s death.

If the sole beneficiary is the deceased owner’s spouse, as defined by federal law, the surviving spouse may elect to continue the Certificate as his or her own. If the spouse does so choose, upon his or her subsequent death the entire certificate benefit must be distributed as otherwise required by law and the Certificate.

Other distribution rules apply in the case of a Qualified Certificate.

ANNUITY PERIOD

The period when you begin to receive payments based on the amounts you accumulated under your Certificate is the annuity period. This period begins on the annuity starting date. At this time we offer payment options only on a fixed basis, but we may later offer additional payment options.

ANNUITY STARTING DATE

The date set to start your annuity payments when you apply for your Certificate is the annuity starting date. After your first certificate anniversary you may change this date as you desire but you cannot set a date beyond the first of the month after the certificate anniversary on or following the annuitant’s 95th birthday. If your Certificate is a qualified Certificate you may be required to take minimum distributions no matter what annuity starting date you select. Some states may also place limitations on extending an annuity starting date. Your annuity payments will begin on your annuity starting date unless you previously surrendered your Certificate or if we have paid out all of the death proceeds to your beneficiary. In those cases no annuity payments will be paid.

SETTLEMENT OPTION CONTRACTS

Currently, if you select an annuity payment option, we will transfer your entire Surrender Value on your annuity starting date to our fixed account, and we will issue you a settlement option contract. However, in the future we may change our procedures and allow you to select certain annuity payment options and apply only a portion of your Surrender Value to the option.  Your annuity payments will not vary with the performance of the variable account. We will pay the annuity payments to the payee that you designated. You may not change to a different annuity payment option once your initial selection has been established. Generally, you or your beneficiary will be the payee. The settlement option contract will pay an amount each payment period as selected by you or the beneficiary. The payment periods available are one (1), three (3), six (6) and twelve (12) months and the amounts of the payment may not be proportional, e.g., the 3 month payment may not be 3 times the 1 month payment.

ANNUITY PAYMENT OPTIONS

The following annuity payment options are generally available to you under the Certificate:

OPTION 1: SINGLE LIFE ANNUITY An amount will be paid each payment period for a fixed period of years and after that for so long as the payee lives. The fixed period may be from the date of Certificate to 20 years. On the death of the payee during the fixed period, payments will continue to the beneficiary of the settlement option contract for the balance of the fixed period.

OPTION 2: JOINT AND SURVIVOR LIFE ANNUITY An amount will be paid each payment period for so long as two (2) joint payees are alive. On the death of either payee, the survivor will receive a percentage of the payment for so long as the survivor lives. The percentage of the payment to the survivor may be between 25% and 100%. This option is not available for Qualified Certificates.

OPTION 3: FIXED PERIOD An amount will be paid each payment period for a fixed period of up to thirty (30) years.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, then:

1.) If a period of at least ten (10) years is selected, the Accumulated Value will be used in determining the settlement option payment and the surrender charge scale will be transferred to the settlement option contract.

2.) If a period of less than ten (10) years is selected, the surrender charge will be applied and the Surrender Value will be used in determining the settlement option payment.

OPTION 4: FIXED AMOUNT A fixed amount will be paid each period until the certificate benefit held under this option, together with interest on the unpaid balance, is exhausted.

If the Accumulated Value is to be paid out under this option and is subject to a surrender charge at the time of election, the total amount paid each year can not be more than 12% of the Accumulated Value. The surrender charge scale will be transferred to the settlement option contract.

With respect to each annuity payment under an option, we may pay more than the amount of the guaranteed payment. However, we also reserve the right to reduce the amount of any current payment that is higher than the guaranteed amount, to an amount not less than the guaranteed amount.

Interest rates applicable to annuity payment options may be declared monthly with an effective annual guaranteed minimum interest rate of 3%. We may declare higher interest rates at our discretion. We consider numerous factors, including the earnings of the general or special accounts, expenses and mortality charges, and experience.

DEATH OF OWNER/PAYEE AFTER THE ANNUITY STARTING DATE

If an owner/payee dies on or after the annuity starting date and before all of the annuity payments have been paid, we must pay any remaining amounts at least as rapidly as payments were being paid on the date of death.

CERTIFICATE FEES & CHARGES

SALES CHARGE

You do not pay any sales charge or sales load when you invest in your Certificate.

CERTIFICATE FEE

During the accumulation period we currently deduct an annual $30 certificate fee. We may change this fee but will never charge more than $45. This fee is deducted on the anniversary date of each certificate year or upon surrender of the Certificate if that is earlier. We deduct the fee from your variable account value in proportion to the amounts in your subaccounts unless a state requires otherwise. The purpose of this fee is to reimburse us for administrative expenses relating to the Certificate. We do not deduct this charge if your variable account value is at least $50,000 at the time of assessment. We reserve the right to waive this fee.

As of January 1, 2009, Woodmen no longer issued Certificates in connection with TSAs. In addition, as of May 31, 2009, Woodmen no longer accepted any additional contributions into existing Certificates issued in connection with TSAs. However, existing Certificates will continue to be subject to the certificate fee.

SURRENDER CHARGE

We may deduct a surrender charge or “backend load” from any withdrawal or surrender of premiums (including a surrender to effect an annuity other than options 1 and 2 after one (1) year) and on systematic withdrawals. For the purpose of determining your surrender charge, any amount that you withdraw will be treated as coming from premiums in the order in which they were paid. Amounts deducted to pay a surrender charge on a withdrawal are themselves subject to the surrender charge.  The amount deducted to pay a surrender charge will be applied against the surrendered portion of the account and will reduce the withdrawal accordingly.

The length of time between each premium payment and surrender determines the amount of the surrender charge.

The charge is a percentage of the premiums surrendered according to the following schedules:

Annuitant Issue Age

Premium

Year	0-60*	61-75	76-85

1	7%	6%	5%

2	6%	5%	4%

3	5%	4%	3%

4	4%	3%	2%

5	3%	2%	1%

6	2%	1%	None

7	1%	None	None

8 or more	None	None	None

*Applies to all ages in Connecticut.

As previously mentioned, Woodmen no longer issues Certificates or accepts any additional contributions into existing Certificates issued in connection with TSAs.

Since May 31, 2009, we have continued to administer existing TSA Certificates held under an employer’s TSA Plan in accordance with the requirements of Section 403(b). To the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to exchange their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, for other Section 403(b) contracts held under the TSA Plan which are issued by vendors eligible to receive contributions under the TSA Plan.  In addition, to the extent permitted under the TSA Plan, we will allow owners of the TSA Certificates to roll over their TSA Certificates, free of any surrender charges otherwise applicable under the Certificates, to an eligible retirement plan, such as a traditional IRA (or, if you qualify, a Roth IRA).  Woodmen will share information with your employer regarding the TSA Certificates held under the TSA Plan.

10% FREE WITHDRAWAL

In each certificate year, you may make free withdrawals of up to 10% of the Accumulated Value existing at the time you made the first withdrawal in that certificate year. A free withdrawal is a withdrawal without a surrender charge. This right is not cumulative from certificate year to certificate year, so each certificate year you are only allowed to take a total of up to 10% from your Accumulated Value without incurring a surrender charge.

TAX PENALTIES

Certain withdrawals and surrenders are subject to federal tax penalties and there may be other restrictions on withdrawals and surrenders from qualified plans (see “Federal Tax Matters”).

PREMIUM TAX CHARGE

Currently, we do not assess a charge against the variable account for federal income taxes or state premium taxes. We may make such a charge in the future if income or gains within the variable account result in any federal income tax liability to us or we become subject to state premium taxes.

OTHER TAXES

We reserve the right to impose charges or establish reserves for any federal or local taxes that we incur today or may incur in the future and that we deem attributable to the Certificates.

TRANSFER CHARGE

You may make twelve (12) free transfers from subaccounts in each certificate year. We may charge $25 for each subsequent transfer.

FUND EXPENSES

Each Fund pays charges and expenses out of its assets. The prospectuses for the Funds describe the charges and expenses.

MORTALITY & EXPENSE RISK CHARGE AND OUR RISKS

We currently charge an annual mortality and expense risk charge of 1.25% of the average daily net asset value of the variable account. We may raise or lower this charge in the future but the charge will never exceed 1.40%.

OUR MORTALITY RISK

We assume a mortality risk from our obligation to pay the Death Benefit to the beneficiary if the annuitant dies during the accumulation period because the annuitant may die at a time when the minimum death benefit guaranteed by the Certificate is higher than the Accumulated Value of the Certificate.  In addition, in the case of a Certificate for which surrender charges remain in effect, the Surrender Value of the Certificate is lower than the Accumulated Value of the Certificate, but the Death Benefit paid on the death of the annuitant is unaffected by the surrender charge.  Accordingly, our mortality risk is higher under such a Certificate than it would be under otherwise comparable annuities that reduce the death benefit by a surrender charge.

We assume a mortality risk by our contractual obligation to continue to make annuity payments for the entire life of the payee(s) under some payment options that extend for a life (or lives). If certain settlement options are selected, we relieve the payee(s) of the risk of outliving the amounts paid during retirement.

We assume a mortality risk under our annuity purchase rate tables that are guaranteed for the life of your Certificate. Our settlement options are based on a guaranteed effective annual interest rate of 3%. Options 1 and 2 are based on a guaranteed effective annual interest rate of 3% using the Annuity 2000 Mortality Table.

OUR EXPENSE RISK

We assume an expense risk under the Certificates. If the certificate fee we deduct from the Certificates to cover administrative expenses is not sufficient to cover the expenses actually incurred, we can’t raise these fees in excess of what is stated in the Certificate (i.e., $45). Administrative expenses include such costs as processing premiums, annuity payments, withdrawals, surrenders and transfers; furnishing confirmation notices and periodic reports; calculating the mortality and expense risk charge; preparing voting materials and tax reports; updating the registration statement for the Certificates; and actuarial and other expenses.

To compensate us for assuming these mortality and expense risks, we deduct a daily mortality and expense risk charge from the net assets of each subaccount in the variable account. We impose the mortality and expense risk charge on such subaccount in the variable account for the mortality and expense risks assumed under the Certificates.

If the mortality and expense risk charge and other charges under a Certificate are insufficient to cover the actual mortality costs and administrative expenses incurred by us, we will bear the loss. If the mortality and expense risk charge proves more than sufficient, we will keep the excess for any proper purpose including, among other things, payment of sales expenses. We expect to make a profit from this charge.

GENERAL INFORMATION ABOUT THE CERTIFICATES

THE ENTIRE CONTRACT

The entire contract between you and us consists of your Certificate, including any endorsements or amendments attached; your application, including any supplemental documents; and our Articles of Incorporation, Constitution and Laws in force as of the effective date of your Certificate. We will not contest the contract.

GENDER NEUTRAL BENEFITS

Under our settlement options, we distinguish between men and women because of their different life expectancies. However, we do not make any such distinctions for Certificates that we issue in the state of Montana. This is because Montana enacted legislation that requires that optional annuity benefits (i.e., the annuity payments under our annuity payment options) not vary based on a person’s sex. In Arizona Governing Committee v. Norris, the U.S. Supreme Court held that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Certificates purchased under an employment-related insurance or benefit program may not, in some cases, vary on the basis of sex. We will apply unisex rates to certain qualified plans and those plans where an employer believes that the Norris decision applies.

Employers and employee organizations should consider, in consultation with legal counsel, the impact of the Norris decision and Title VII generally and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Certificate may be purchased.

VOTING RIGHTS

Certain voting rights are attributable to the Funds underlying the variable account portion of the Certificates. No voting rights pertain to the fixed account interest. As required by law, we will vote the Fund shares held in a subaccount. We will vote according to the instructions of Certificate owners who have interests in any subaccount involved in the matter being voted upon. If the 1940 Act or any related regulation should be amended or if the present interpretation of it should change and as a result, we determine that we are permitted to vote the Fund shares in our own right, we may elect to do so.

You have voting interests with respect to Fund shares only during the accumulation period. During the annuity period (during which you receive annuity payments) you have no interest in the Funds and, therefore, you have no voting rights.

We determine the number of votes you have the right to cast by applying your percentage interest in a subaccount to the total number of votes in the variable account attributable to the entire subaccount. We will count fractional shares. We determine the number of votes of the Fund you have the right to cast as of the record date. These votes are cast at the meeting of the Fund. We will solicit voting instructions by writing to you before the meeting in accordance with procedures established by a Fund.

Any Fund shares held in a subaccount for which we do not receive timely voting instructions we will vote in proportion to the voting instructions we receive for all owners participating in that subaccount. We will vote any Fund shares our affiliates or we hold in proportion to the aggregate votes of all shareholders in the Fund. We will send to everyone having a voting interest in a subaccount proxy materials, reports and other materials relating to the appropriate Fund.

STATE VARIATIONS

Any state variations in the Certificates are covered in a special certificate form for use in that state. This prospectus provides a general description of the Certificates. Your actual Certificate and any endorsements are the controlling documents. If you lose or misplace your Certificate and any endorsements, contact our home office.

SURPLUS REFUNDS AND ASSESSMENTS

If our board of directors declares any surplus refunds to Certificate owners, we will pay you such surplus refunds. If we pay any such surplus refunds, we will credit them to your subaccount(s) and/or fixed account in the same proportion that premiums would be credited. We do not anticipate any surplus refunds.

If our general account reserves should become impaired (insufficient under certain circumstances to cover our obligations) our board of directors may require Certificate owners to make additional payments. If payments are not made, it shall be a debt against the Certificate accruing interest at 5% per year. No personal liability will attach to a Certificate owner but you may recognize taxable income.

OUR REPORTS TO YOU

We will mail, at least annually, a report showing the Accumulated Value of your Certificate as of a date not more than two months prior to the date of mailing and any further information required by any applicable law. We will mail reports to you at your last known address of record. We will also promptly mail a confirmation of each premium, withdrawal, surrender or transfer you make, except that when permitted by law or rule, we may omit sending confirmations for scheduled transactions such as dollar cost averaging or automatic rebalancing programs. Please review confirmations and reports immediately and inform us of any discrepancies. If we do not hear from you within sixty (60) days, we will assume all information is accurate.

DATE OF RECEIPT

Unless we state otherwise, the date we receive any premium, written request, telephone request or any other communication is the actual date it is received at our home office in proper form. If we receive them after the close of trading on the New York Stock Exchange, usually 3:00 p.m. central time or on a date which is not a valuation date, we will consider the date of receipt to be the next valuation date.

PAYMENT BY CHECK

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you for withdrawal. This period of time will not exceed fifteen (15) days.

POSTPONEMENT OF PAYMENTS AND TRANSACTIONS

We will normally make payments of any Surrender Value within seven (7) days after we receive your request at our home office. However, we may delay this payment or any other type of payment from the variable account for any period when the New York Stock Exchange is closed for trading other than customary weekend and holiday closings or trading is restricted; an emergency exists, as a result of which it is not reasonably practicable to dispose of securities or to fairly determine their value; or the SEC or other legally authorized authority order permits or orders the delay.

We may also postpone transfers and allocations of Accumulated Value among the subaccounts and the fixed account under these circumstances. We may delay payment of any Surrender Value from the fixed account for up to six (6) months after we receive a request at our home office.

QUESTIONS ABOUT YOUR CERTIFICATE

You may make inquiries regarding the Certificate by writing or calling our home office. The address for the home office is Woodmen of the World, 1700 Farnam Street, Omaha, NE 68102. The toll-free telephone number is 1-877-664-3332.

FEDERAL TAX MATTERS

INTRODUCTION

This section provides a summary of certain federal income tax considerations resulting from the purchase, ownership and disposition of a Certificate. The discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury Department regulations (the “Regulations”), judicial decisions and Internal Revenue Service (“IRS”) rulings and other administrative materials interpreting the Code, existing on the date of this prospectus. These authorities, however, are subject to change (retroactively in some instances) by Congress, the Treasury Department and the courts. The discussion below is general in nature and is not intended as an exhaustive treatise on the income taxation of Certificates. In addition, taxes other than federal income taxes, such as foreign, state and local taxes, and federal estate and gift taxes, may apply in connection with the purchase, ownership and disposition of Certificates. This discussion is not exhaustive, does not address any federal estate, gift or other tax consequences, or any foreign, state or local tax consequences associated with the Certificate and is not intended as tax advice.

PROSPECTIVE PURCHASERS OF CERTIFICATES ARE URGED TO CONSULT WITH, AND MUST RELY UPON, THEIR OWN TAX ADVISERS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS AND POTENTIAL CHANGES IN APPLICABLE LAW, INCLUDING THE APPLICATION OF STATE AND LOCAL, FOREIGN AND OTHER TAX CONSIDERATIONS, IN EVALUATING THE TAX CONSEQUENCES OF PURCHASING AND OWNING A CERTIFICATE.

INCOME TAXATION OF WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

FEDERAL TAX STATUS

As a fraternal benefit society, we are currently exempt from federal income taxes under section 501(c)(8) of the Code, and from most types of state and local taxes pursuant to the operation of local law. As a result, no reserve for income taxes is currently charged against or maintained by us with respect to the sale of Certificates or establishment or maintenance of the variable accounts supporting the Certificates. We may make charges for such taxes if there is a material change in federal, state or local tax laws applicable to the variable accounts or to us, or to both.

TAXATION OF VARIABLE ACCOUNTS

As previously described herein, holders of Certificates will be offered a choice of broadly defined investment options that will allow them to allocate the assets underlying their Certificates to a fixed account, an account that provides a specified rate of interest, and/or to subaccounts of the variable account, each of which will pursue a specified, broadly defined investment strategy. The Code generally provides that the income, gains and losses from variable account investments are not income to the issuer so long as the Certificates and the variable accounts meet certain requirements. Because the Certificates and the variable accounts are expected to meet such requirements, as well as our status as an Internal Revenue Code Section 501(c)(8) organization, we anticipate no tax liability resulting from the Certificates and, consequently, no reserve for income taxes is currently charged against or maintained by us with respect to the Certificates or the variable accounts. We may make charges for such taxes if there is a change in federal, state or local tax laws attributable to the Certificates and/or the variable accounts or our tax exempt status.

STATUS OF CERTIFICATES AS ANNUITIES

A Certificate will be treated as an annuity for federal income tax purposes provided certain requirements are satisfied including:

• the Certificate must be owned by an individual (or an individual must be treated as the owner for tax purposes);

• variable account investments must be “adequately diversified;”

• we, rather than you, must be considered the owner of variable account assets for federal tax purposes;

• annuity payments must appropriately amortize premium payments and Certificate earnings;

• if any owner of the Certificate dies on or after the annuity starting date and before the entire interest in such Certificate has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distributions being used as of the date of his death; and

• if any owner of a Certificate dies before the annuity starting date, the entire interest in such Certificate must be distributed within five years  after the death of such owner, subject to certain exceptions.

CERTIFICATES HELD BY NON-NATURAL PERSONS

As a general rule, Nonqualified Certificates held by “non-natural persons,” such as corporations, trusts or similar entities, are not treated as annuity contracts for federal income tax purposes. The investment income on these Certificates is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule. For example, Certificates will generally be treated as held by a natural person if the nominal owner is a trust or other entity holding the Certificate as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a Certificate under a nonqualified deferred compensation plan for its employees. Because we are a fraternal benefit society, we reserve the right to limit certificate ownership by a non-natural person. Additional exceptions to this general rule include:

• certain Certificates acquired by a decedent’s estate by reason of the death of a decedent;

• certain Certificates issued in connection with a qualified retirement plan (see “Qualified Plans”);

• certain Certificates used with structured settlement agreements; and

• certain Certificates purchased with a single premium when the annuity starting date is no later than a year from contract purchase and substantially equal periodic payments are made at least annually.

DIVERSIFICATION REQUIREMENTS

For a Nonqualified Certificate to be treated as an annuity for federal income tax purposes, variable account investments supporting the Certificate must be “adequately diversified.” The Code and Regulations prescribe standards for adequately diversifying variable account investments. If the variable accounts supporting a Certificate fail to comply with these diversification standards, the Certificate would not be treated as an annuity for federal income tax purposes and the interest or earnings credited to the Certificate in any year will generally be includible in the owner’s income that year for federal tax purposes.

Although the investments of the subaccounts of the variable account are controlled by managers of the Fund corresponding to each subaccount of the variable account, we expect that each subaccount will comply with the diversification requirements prescribed by the Code and Regulations.

OWNERSHIP TREATMENT

In certain circumstances, the owner of an annuity contract may, for federal tax purposes, be considered the owner of the assets of the variable account supporting the annuity. In those circumstances, income and gains from variable account investments are currently includible in the gross income of the annuity owner. The IRS, in published rulings, has ruled that a variable contract owner will be considered the owner of variable account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. However, the ownership rights under the Certificate are substantially similar to the ownership rights described in certain IRS rulings where it was determined that contract owners were not owners of the assets of a variable account (and thus not currently taxable on the income and gains). Accordingly, we expect that holders of Certificates will not be considered the owner of the assets of the variable account. To the extent that the law changes on the issue of ownership of variable account assets, we reserve the right to change the Certificate as necessary to attempt to prevent you from being considered the owner of the variable account assets. However, there is no assurance that our efforts would be successful.

DELAYED ANNUITY STARTING DATE

If the annuity starting date occurs (or is scheduled to occur) when the annuitant has reached an advanced age (e.g. 95), it is possible that the Certificate might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Certificate could be currently includable in income.

INCOME TAXATION OF ANNUITIES

The discussion under this “Income Taxation of Annuities” section assumes that the Certificate will be treated as an annuity for federal income tax purposes. It further assumes that the Certificate is not a Qualified Certificate held in connection with a retirement plan that receives favorable treatment under the Code (referred to herein as “Qualified Plans”) unless otherwise specifically noted. For a discussion of certain federal income tax matters pertaining to the purchase and ownership of Qualified Certificates, see “Qualified Plans.”

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under the Code, except as described below, increases in a Nonqualified Certificate’s Accumulated Value are generally not taxable to the owner or annuitant until received as annuity payments or otherwise distributed.

MEDICARE HOSPITAL INSURANCE TAX ON CERTAIN DISTRIBUTIONS

Effective for tax years beginning after December 31, 2012, a new Medicare hospital insurance tax of 3.8% will apply to some types of investment income, including certain amounts distributed from nonqualified annuities.  This new tax only applies to taxpayers with “modified adjusted gross income” above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others.  For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

TAXATION OF WITHDRAWALS, ASSIGNMENTS AND PLEDGES

Cash withdrawals and the value of any part of a Certificate that is pledged or assigned, are taxable as income to the extent that the Accumulated Value of the Certificate immediately before the payment exceeds the “investment in the contract.” This excess is referred to as the “income on the contract.” “Investment in the contract” equals the total of premium payments (to the extent such payments were neither deductible when made or excludible from income as, for example, in the case of certain contributions to Qualified Certificates) minus any amounts previously received from the Certificate that were not includible in your income.  All amounts includable in income with respect to the Certificate are taxed as ordinary income; no amounts are taxed at special lower rates applicable to long-term capital gains and corporate dividends. Systematic withdrawals made from your Certificate will be treated as partial surrenders, as described above. Taxable amounts described in this section may also be subject to a 10% penalty tax (see “Penalty Tax on Premature Distributions”) and be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

Other than in the case of Qualified Certificates (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the value of the Certificate is treated for federal income tax purposes as a surrender of such amount or portion. In the case of an assignment or pledge, the investment in the contract is increased by the amount included in taxable income by reason of the assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release).

If the board of directors requires the Certificate owner to make additional payments in connection with the general account reserves becoming impaired, and such payments are not made, the debt levied against the Certificate will be treated in the same manner as a pledge for federal income tax purposes.

GRATUITOUS TRANSFERS

If an owner transfers a Certificate without adequate consideration to a person other than the owner’s spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between his or her Surrender Value and the investment in the contract at the time of transfer. In such case, the transferee’s investment in the contract will increase by the amount included in taxable income by the transferor.

COMPLETE SURRENDER, REDEMPTION OR MATURITY

Amounts received on complete surrender, redemption or maturity are includible in income only to the extent the amount received exceeds the investment in the contract. The gain is ordinary income, not capital gain.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

Generally, a 10% penalty tax applies to the amount of any taxable payment from a Nonqualified Certificate. Exceptions to this general rule include:

• payments received on or after the owner reaches age 59-1/2;

• payments received on account of the owner becoming disabled (as defined in the tax law);

• payments made to a beneficiary on or after the owner’s death or, for non-natural owners, after the primary annuitant’s death;

• payments made as a series of substantially equal periodic payments (at least annually) for the owner’s life (or life expectancy) or for the joint lives (or joint life expectancies) of the owner and a designated beneficiary (within the meaning of the tax law); or

• payments made under a Certificate purchased with a single premium when the annuity starting date is no later than a year from the date of Certificate purchase and substantially equal periodic payments are made at least annually.

A similar penalty tax, discussed under “Qualified Plans”, applies to Qualified Certificates.

AGGREGATION OF CONTRACTS

In certain circumstances, the taxable amount of an annuity payment, withdrawal, or surrender from a Certificate may be determined by combining some or all of the annuity contracts you own. For example, if you purchase a Certificate and also purchase an immediate annuity at approximately the same time, the IRS may treat the two as one annuity contract. If a person purchases two or more annuity Certificates from us during any calendar year, all such Certificates will be treated as one annuity contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity starting date) is includible in income. The effects of aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount that might be subject to the 10% penalty tax as described above.

TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income equals the excess of the payment over the exclusion amount. The exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract, adjusted for any period certain or refund feature, to the total expected amount of annuity payments for the term of the Certificate (determined under the Regulations). Once the total amount of the investment in the contract is excluded using this formula, annuity payments will be fully taxable. If annuity payments stop because the annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the annuitant in the last taxable year. Annuity payments may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

There may be special income tax issues present in situations where the owner and annuitant are not the same person and are not married (as defined by federal law) to one another. You should consult with and must rely upon your own tax adviser in those situations.

TAXATION OF CERTIFICATE BENEFITS AT DEATH

Amounts may be distributed upon your or the annuitant’s death, either before or after the annuity starting date.

Before the annuity starting date, death proceeds are includible in income and:

• if distributed in a lump sum they are taxed in the same manner as a full surrender, or

• if distributed under an annuity payment option they are taxed like annuity payments.

After the annuity starting date, if a guaranteed period exists under a life contingent annuity payment option and the annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows:

• if received in a lump sum they are includible in income if they exceed the unrecovered investment in the contract at that time; or

• if distributed in accordance with the annuity payment option selected by the decedent they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includable in income.

Proceeds payable on death may be subject to federal income tax withholding requirements (see “Federal Income Tax Withholding”).

LOSS OF INTEREST DEDUCTION WHERE CERTIFICATES ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of a Certificate held by a non-natural owner (e.g., a corporation), all or some portion of otherwise deductible interest may not be deductible by the owner, regardless of whether the interest relates to debt used to purchase or carry the Certificate. However, this interest deduction disallowance does not affect Certificates where the owner is taxable each year on the investment income under the Certificate. Entities considering purchasing a Certificate, or entities that will be beneficiaries under a Certificate, should consult and must rely on their own tax adviser.

POLICY EXCHANGES

You can exchange certain life insurance, endowment, nonqualified annuity, and long term care contracts tax-free under Section 1035 of the Code if certain requirements are satisfied. If you already own an annuity or life insurance contract issued by another insurer, you are generally able to exchange that contract for a Certificate issued by us without incurring tax as a result of the exchange. Often these exchanges may result in surrender charges and losses or reductions in benefits such as the guaranteed minimum death benefit. If, after careful evaluation, you determine an exchange may be in your best interest, please make sure you comply with the income tax rules and Regulations that apply. For example, to receive tax-free treatment, a contract generally must be exchanged for the Certificate. If you simply surrender a contract and apply the proceeds of that contract towards the purchase of a Certificate, you will not qualify to receive tax-free treatment under Section 1035 of the Code and you will be taxed in the manner provided under “COMPLETE SURRENDER, REDEMPTION OR MATURITY.” If no cash or other non-like kind property is received in connection with any exchange, any gain will not be recognized. The investment in the contract of the new Certificate at the time of the exchange will be the same as the investment in the contract of the prior contract. Your Accumulated Value immediately after the exchange may exceed your investment in the contract. This excess may be includable in income should amounts subsequently be withdrawn or distributed from the Certificate (e.g., as a withdrawal, surrender, annuity payment, or death benefit). If you exchange part of an existing annuity contract for a Certificate, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either the old annuity contract or the Certificate, the exchange may not be treated as a tax-free exchange.  Rather, the exchange may be treated as if you had made a partial surrender from the old contract and then purchased the Certificate.  In these circumstances, some or all of the amount exchanged into the Certificate could be includible in your income and subject to a 10% penalty tax.

There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax-free treatment of the exchange.

If you are considering a policy exchange, you should consult with and must rely upon your own professional tax adviser to ensure that the requirements of Code Section 1035 are met.

QUALIFIED PLANS

The Certificates are also designed for use in connection with retirement plans that receive favorable treatment under the Code (“Qualified Plans”). As previously noted, such Certificates are referred to herein as “Qualified Certificates.” Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Certificates. We make no attempt in this prospectus to provide more than general information about use of a Certificate with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and Qualified Certificates often differ from federal income tax rules, and this prospectus does not describe any of these differences.

Qualified Certificates generally will be amended as necessary to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Qualified Certificate. In addition, we may not be bound by terms and conditions of Qualified Plans if they are inconsistent with the Certificate as it may be amended. Those who intend to use the Certificate in connection with Qualified Plans should consult with and must rely upon their own tax advisers.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan and they take precedence over the general annuity tax rules described above. For example, in the case of both withdrawals and annuity payments under certain Qualified Certificates, there may be no “investment in the contract” and the total amount received may be taxable. The includible amount is taxed at ordinary income tax rates. Also, while currently not permitted by your Certificate, loans from Qualified Certificates, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. (You should always consult with and rely upon your tax adviser and retirement plan fiduciary prior to exercising loan privileges.) Both the amount of the contribution that may be made to acquire a Qualified Certificate, and the tax deduction or exclusion that may be claimed for such contribution, are limited under Qualified Plans.

If a Certificate is used with a Qualified Plan, you and the annuitant generally must be the same individual and the annuitant generally may not be changed. For Qualified Certificates issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act (“ERISA”), the spouse or former spouse of the owner will have rights in the Qualified Certificate. In such a case, the owner may need the consent of the spouse or former spouse to change annuity payment options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the Qualified Certificate.

Qualified Certificates are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. An excise tax is imposed for the failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which the minimum required distribution exceeds the actual distribution. In the case of individual retirement annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70-1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The Death Benefit under your Qualified Certificate, as well as any other benefits that the IRS may characterize as “other benefits” for purposes of the regulations under Code Section 401(a)(9), may affect the amount of the minimum required distribution that must be taken from your Qualified Certificate.

A 10% penalty tax may apply to the taxable amount of payments from Qualified Certificates. Various exceptions to this penalty may be available. For example, for individual retirement annuities, the penalty tax does not apply to a payment from your IRA Certificate:

•              received after you reach age 59-1/2;

•              received after your death or because of your disability (as defined in the tax law); or

•              made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Code Sections 401 and 403, the exception above for substantially equal periodic payments applies only if you (the owner) have separated from service.) In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases, for higher education expenses, for certain medical expenses or for payment of health insurance premiums made by unemployed individuals. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult with and must rely upon your own tax adviser. Certain other exceptions to the 10% penalty tax not described herein also may apply.

QUALIFIED PLAN TYPES

We may issue Qualified Certificates for the following types of Qualified Plans. Employers and individuals intending to use the Certificate in connection with these plans should consult with and must rely upon their own tax adviser.

INDIVIDUAL RETIREMENT ANNUITIES

The Code permits eligible individuals to contribute to an individual retirement annuity known as an “IRA.” IRAs limit the amount contributed and deducted, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of Qualified Plans may be “rolled over” on a tax-deferred basis into an IRA. A Certificate may not fund a “Coverdell Education Savings Account” (formerly known as an “Education IRA”).

SIMPLIFIED EMPLOYEE PENSIONS (SEP IRAS)

The Code allows employers to establish simplified employee pension plans, using the employees’ IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs.

SIMPLE IRAs

The Code permits certain small employers to establish a Savings Incentive Match Plan for Employees or “SIMPLE” IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence.

ROTH IRAs

Section 408A of the Code permits eligible individuals to contribute to an IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as other IRAs, but differ from other IRAs in certain respects, including:

• Roth IRA contributions are never deductible;

• “qualified distributions” from a Roth IRA are excludible from income;

• mandatory distribution rules do not apply before death;

• a rollover to a Roth IRA must be a “qualified rollover contribution;”

• under the Code, special eligibility requirements must be satisfied to make contributions other than by rollover or transfer ; and

• contributions to a Roth IRA can be made after the owner has reached age 70-1/2.

A “qualified rollover contribution” to a Roth IRA can be made from:

•                  a Roth IRA;

•                  a non-Roth IRA;

•                  a “designated Roth account” maintained under a Qualified Plan; or

•                  a non-Roth account of a Qualified Plan.

All or part of a traditional IRA may be converted into a Roth IRA without taking an actual distribution. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply. Income limits with respect to your “modified adjusted gross income” apply for purposes of making contributions, other than by rollover or transfer, to a Roth IRA.

Any “qualified distribution,” as defined in Section 408A of the Code, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after the Certificate has been held in a Roth IRA for five (5) years if the distribution is made:

(1) on or after you reach age 59-1/2; or

(2) to a beneficiary after your death; or

(3) because of your disability; or

(4) to a first-time homebuyer who meets certain requirements.

SECTION 403(b) ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of religious, charitable, educational and scientific organizations to have their employers purchase annuity contracts (or custodial accounts which hold mutual funds) for them and, subject to certain limitations, to exclude the amount of the purchase payments from gross income.  These types of annuity contracts are commonly referred to as “tax-sheltered annuities” (“TSAs”) or “section 403(b) contracts.” Prior to January

1, 2009, you could purchase a Certificate with a special endorsement for use as a section 403(b) annuity contract. In the following discussion, we refer to the Certificates that we issued for use in this manner, as well as annuity contracts issued by other insurers for such use, as “Section 403(b) Contracts.” Woodmen no longer issues TSA Certificates and no longer accepts any additional contributions into existing Section 403(b) Contracts.

We will continue to administer existing Section 403(b) Contracts held under an employer’s TSA Plan in accordance with the requirements of section 403(b). Woodmen will also share information with  your employer regarding the Section 403(b) Contracts held under the TSA Plan. In addition, to the extent permitted under the TSA Plan, we will allow owners of Section 403(b) Contracts, free of any otherwise applicable surrender charges, to:

(1)                  Exchange their Section 403(b) Contracts for other Section 403(b) Contracts held under the TSA Plan that are issued by vendors eligible to receive contributions under the TSA Plan; and

(2)                  Roll over their Section 403(b) Contracts to an eligible retirement plan, such as a traditional IRA (or a Roth IRA).

Section 403(b) Contracts must contain restrictions on distributions attributable to:

•                  Contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

•                  Earnings on those contributions; and

•                  Earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

Amounts described in the prior paragraph can be distributed only:

•                  If you have reached age 59-1/2,

•                  If you have had a severance from employment,

•                  If you have died or become disabled (within the meaning of the tax law),

•                  In the case of hardship (within the meaning of applicable tax law), or

•                  If the distribution is a qualified reservist distribution under section 72(t)(2)(G) of the Code.

Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship.

Amounts subject to the withdrawal restrictions applicable to Section 403(b) custodial accounts holding mutual funds may be subject to more stringent restrictions.  The foregoing limitations on withdrawals and distributions generally do not apply to a transfer of some or all of the value of a Section 403(b) Contract directly to the issuer of another Section 403(b) Contract or into a Section 403(b) custodial account holding mutual funds.

Subject to certain exceptions, the Regulations impose a written plan requirement and an information sharing requirement on Section 403(b) Contracts.  Pursuant to these requirements, a rollover to a Section 403(b) Contract from an eligible retirement plan, a transfer to a TSA Plan from another TSA Plan, and the exchange of a Section 403(b) Contract for another Section 403(b) Contract under the same TSA Plan must be permitted under the TSA Plan pursuant to which the contract is maintained.  In addition, the issuer of the Section 403(b) Contract and the employer maintaining the TSA Plan must agree to provide each other, from time to time, with information necessary for the Section 403(b) Contract, or any other contract to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements.  Failure to satisfy these requirements could result in adverse tax consequences to the owner of the Section 403(b) Contract, including current taxation of amounts that would otherwise be tax deferred.

We will not accept a rollover, transfer, or exchange into a Section 403(b) Contract.

A rollover, transfer, or exchange from your Section 403(b) Contract with us to another Section 403(b) Contract may be made only if the other Section 403(b) contract is maintained pursuant to a TSA Plan that permits the rollover, transfer or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) Contract, you should consult your tax adviser about the income tax consequences of the proposed transaction.

CORPORATE & SELF-EMPLOYED PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. Self-employed individuals may also establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of a Certificate in order to provide benefits under the plans.

ROLLOVER DISTRIBUTIONS

If a Certificate is used with a retirement plan that is qualified under Sections 401(a), 403(a) or 403(b) of the Code, any “eligible rollover distribution” from the Certificate will be subject to “direct rollover” and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

• minimum distributions required under Section 401(a)(9) of the Code;

• distributions made as a result of hardship (as defined in the tax law); and

• certain distributions for life, life expectancy, or for ten (10) years or more that are part of a “series of substantially equal periodic payments.”

Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from a Certificate,  discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to an eligible retirement plan. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We withhold and send to the U.S. government a part of the taxable portion of each distribution unless the payee notifies us before distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non- periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is currently 10%. The current federal withholding rate for eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Certificate owner (or other applicable taxpayer) remains liable for payment of federal income tax on Certificate distributions.

OTHER INFORMATION

RIGHTS RESERVED BY WOODMEN OF THE WORLD AND/OR OMAHA WOODMEN LIFE INSURANCE SOCIETY

We reserve the right to make certain changes when such changes would serve your interests or if it would carry out the purposes of your Certificate. We can only make these changes when permitted by law and we will also obtain all required approvals. Some examples of such changes are:

• to operate the variable account in any form allowed under the 1940 Act or in any other form allowed by law;

• add, delete, combine or modify subaccounts in the variable account;

• restrict or otherwise eliminate any voting rights of Certificate owners or other persons who have voting rights as to the variable account;

• add, delete or substitute, for the Fund shares held in any subaccount, the shares of another fund or any other investment allowed by law; and

• make any amendments to the Certificates necessary to comply with the provisions of the Code or any other applicable federal or state law.

DISTRIBUTION ARRANGEMENTS

Woodmen Financial Services, Inc., a Nebraska corporation (“WFS”), is the principal underwriter of your Certificates. It is our wholly owned, indirect subsidiary and its offices are located at 1700 Farnam Street, Omaha, NE 68102. WFS is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and is a broker-dealer registered with the SEC under the Securities Exchange Act of 1934.

WFS Registered Representatives are licensed with FINRA and must also be licensed by state insurance departments to sell the Certificates. Although

WFS is currently the sole distributor for the Certificate, we may permit selling agreements with other broker-dealer firms to sell the Certificates. In addition, we may retain other firms to serve as principal underwriter of the Certificates. Certificates may not be available in all states.

WFS uses us as its paying agent to pay its Registered Representatives commissions and other distribution compensation on the sale of Certificates. This arrangement will not result in any charge to you in addition to the charges already described in this prospectus. We will pay Registered Representatives a commission of not more than 5% of the premiums paid on the Certificates. In addition to direct compensation, Registered Representatives may be eligible to receive other benefits based on the amount of earned commissions. These benefits may include such things as health care and pension/retirement programs as well as sales-related programs such as office allowances. Compensation may be paid in the form of non-cash compensation, subject to applicable regulatory requirements.

We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the owners or the variable account.

CONTRACT OWNER MAILINGS

When multiple copies of the same disclosure document(s), such as prospectuses, semi-annual and annual reports are required to be mailed to multiple Certificate owners in the same household, we will mail only one copy of each document to each of those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free 1-877-664-3332 to request individual copies of these documents.  Once we receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

EFFECT OF STATE LAWS

Certain provisions of the Certificate may vary from state to state in order to conform with applicable state law. This prospectus describes generally applicable provisions. You should refer to your Certificate for any variations required by state law.

LEGAL PROCEEDINGS

Like other insurers, we are involved in various lawsuits and contingencies that have arisen from the normal conduct of business including claims which appear to be similar to claims asserted in class actions brought against many other life insurers and fraternals. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the account. There are no material legal proceedings threatened or pending against the account.

FINANCIAL STATEMENTS

The audited statutory-basis statements of admitted assets, liabilities and surplus of Woodmen of the World Life Insurance Society/Omaha Woodmen Life Insurance Society as of December 31, 2009 and 2010, and the related statutory-basis statements of operations, surplus and cash flow for each of the three (3) years in the period ended December 31, 2010, as well as the related Reports of Independent Registered Public Accounting Firm are contained in the Statement of Additional Information.

The statutory-basis financial statements of the Woodmen should be considered only as bearing on the Woodmen’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account. Financial information for the account for the years ended December 31, 2010, and December 31, 2009, is contained in the Statement of Additional Information. This Statement of Additional Information, dated May 1, 2011, contains further information about the Woodmen Variable Annuity Account and has been filed with the SEC.

The Woodmen Variable Annuity’s Fund’s Statement of Additional Information, and certain other information can be reviewed and copied at the SEC’s Public Reference Room. Information about the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of Fund documents may be obtained, after paying a duplication fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request to publicinfo@sec.gov.

These documents and other information about the Fund are also available without charge at the SEC’s website: www.sec.gov. (File 811-21254)

STATEMENT OF ADDITIONAL INFORMATION

SAI- 2	General Information
SAI- 2	Regulation and Reserves
SAI- 3	Principal Underwriter
SAI- 3	Subaccounts
SAI- 4	Performance Information
SAI- 8	Legal and Accounting
F-1	Financial Statements

ORDER FORM

Please send me a copy of the most recent Statement of Additional Information (SAI) for the Individual Flexible Premium Deferred Variable Annuity Certificate.

(Date)

(Name)

(Street Address)

(City) (State) (Zip Code)

Send to Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102. You may also make your request by calling toll-free at 1-877-664-3332.

Appendix

Condensed Financial Information

The Account commenced operations on July 1, 2003; however, initial premiums were received by the subaccounts at various later times. The information presented below reflects the accumulation unit information for the s subaccounts for the period from July 1, 2003 (the inception date) through December 31, 2003, and for the years ended December 31, 2004 through 2010, for the two PIMCO subaccounts, for the period from May 1, 2004 through December 31, 2004, and for the years ended December 31, 2005 through 2010. You should read this information along with the separate account’s and Woodmen of the World’s financial statements and notes that are included in the SAI.

The unit value of any subaccount of the separate account will not generally be the same as the net asset value per share of the corresponding underlying Fund in which that subaccount invests. A reason for this deviation is that each unit value consists of the underlying Fund’s net asset value minus charges to the separate account. In addition, dividends declared by the underlying Fund are reinvested by the subaccount in additional shares of that Fund. These distributions have the effect of reducing the value of each share of the Fund and increasing the number of Fund shares outstanding. However, the total cash value in a subaccount or the separate account does not change as a result of such distributions.

	Number of Units, December 31, 2003	Number of Units, December 31, 2004	Number of units, December 31, 2005	Number of Units, December 31, 2006	Number of Units, December 31, 2007	Number of Units, December 31, 2008	Number of Units, December 31, 2009	Number of Units, December 31, 2010
Fidelity® VIP Contrafund® Portfolio, Service Class	21,167	127,462	261,402	525,965	794,338	804,527	761,091	733,837
Fidelity® Equity Income Portfolio, Service Class	33,048	132,431	203,309	302,408	467,215	453,894	434,070	425,665
Fidelity® VIP Growth Portfolio, Service Class	10,448	49,268	67,168	98,728	166,778	184,965	192,219	181,063
Fidelity® VIP Growth and Income Portfolio, Service Class	19,075	85,260	101,520	187,674	306,024	335,329	309,743	271,803

Fidelity® VIP Money Market Portfolio, Service Class	242,867	364,854	1,474,718	2,341,730	3,009,762	3,062,306	2,182,242	1,538,021
Fidelity® VIP Overseas Portfolio, Service Class	4,042	24,958	61,637	172,623	292,632	331,003	302,028	294,735
Calvert VP S&P 500 Index Portfolio	15,311	51,626	84,179	138,275	232,477	243,870	238,106	205,587
Calvert VP S&P MidCap 400 Index Portfolio	4,838	55,193	100,712	211,171	340,969	345,812	331,179	327,324
Calvert VP Russell 2000 Small Cap Index Portfolio	7,007	58,113	109,148	187,961	278,531	248,456	228,540	209,848
Calvert VP Nasdaq-100 Index Portfolio	4,397	19,906	30,006	32,820	59,388	70,049	72,430	75,189
Calvert VP EAFE International Index Portfolio	1,071	6,985	26,223	69,467	215,475	233,243	230,843	214,010
Calvert VP Barclays Aggregate Bond Index Portfolio	25,090	70,092	60,842	78,547	99,565	118,602	119,383	121,455
PIMCO Real Return Portfolio	NA	33,650	90,613	134,969	194,596	351,812	387,492	403,625
PIMCO Low Duration Portfolio	NA	20,617	23,563	38,990	62,501	82,451	103,317	124,074

	Unit Value 7/1/2003 (Inception)	Unit Value 12/31/2003	Unit Value 12/31/2004	Unit Value 12/31/2005	Unit Value 12/31/2006	Unit Value 12/31/2007	Unit Value 12/31/2008	Unit Value 12/31/2009	Unit Value 12/31/2010
Fidelity® VIP Contrafund® Portfolio, Service Class	$10.00	$11.64	$13.26	$15.31	$16.87	$19.57	$11.09	14.86	17.19

Fidelity® Equity Income Portfolio, Service Class	10.00	11.69	12.86	13.43	15.93	15.96	9.03	11.59	13.16
Fidelity® VIP Growth Portfolio, Service Class	10.00	11.63	11.86	12.13	13.05	16.35	8.52	10.78	13.24
Fidelity® VIP Growth and Income Portfolio, Service Class	10.00	10.93	11.42	12.38	13.53	14.97	8.61	10.81	12.25
Fidelity® VIP Money Market Portfolio, Service Class	1.00	1.00	1.00	1.01	1.05	1.09	1.11	1.10	1.09
Fidelity® VIP Overseas Portfolio, Service Class	10.00	12.90	14.46	16.99	19.79	22.91	12.70	15.86	17.64
Calvert VP S&P 500 Index Portfolio	10.00	11.41	12.44	12.84	14.62	15.19	9.44	11.75	13.32
Calvert VP S&P MidCap 400 Index Portfolio	10.00	11.95	13.66	15.10	16.36	17.35	10.86	14.63	18.32
Calvert VP Russell 2000 Small Cap Index Portfolio	10.00	12.34	14.34	14.73	17.11	16.52	10.78	13.43	16.85

Calvert VP Nasdaq 100 Index Portfolio	10.00	12.10	13.15	13.16	13.86	16.22	9.31	14.11	16.73
Calvert VP EAFE International Index Portfolio	10.00	12.29	14.32	15.93	19.75	21.47	12.15	14.63	16.12
Calvert VP Barclays Aggregate Bond Index Portfolio	10.00	9.86	10.09	10.12	10.36	10.99	11.56	11.94	12.51
		Unit Value 5/1/04 (Inception)
PIMCO Real Return Portfolio	NA	10.00	10.78	10.87	10.82	11.82	10.85	12.68	13.47
PIMCO Low Duration Portfolio	NA	10.00	10.08	10.06	10.33	10.96	10.77	12.06	12.51

<Woodmen of the World logo>

Woodmen of the World Life Insurance Society

Home Office: Omaha, Nebraska

1-800-225-3108

www.woodmen.org

An Equal Opportunity Organization

Woodmen Financial Services, Inc. is the distributor of the Woodmen Variable
Annuity and is a wholly owned, indirect subsidiary of: Woodmen of the World
Life Insurance Society and/or Omaha Woodmen Life Insurance Society 1700
Farnam Street, Omaha, NE 68102.

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2011

Offered By: Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102

This Statement of Additional Information (SAI) is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 2011, for Woodmen Variable Annuity Account (the separate account) describing an Individual Flexible Premium Deferred Variable Annuity Certificate (certificate) that Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (“Woodmen”) is offering to persons eligible for membership in Woodmen. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the Prospectus. A copy of the Prospectus may be obtained at no charge by writing Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102 or by calling (877) 664-3332.

General Information	SAI - 2

Regulation and Reserves	SAI - 2

Principal Underwriter	SAI - 3

Subaccount	SAI - 3

Performance Information	SAI - 4

Legal and Accounting	SAI - 8

Financial Statements	F - 1

SAI-1

GENERAL INFORMATION

Woodmen is a fraternal benefit society organized under Internal Revenue Code section 501(c)(8) and established under the laws of the State of Nebraska. Woodmen is a non-profit, non-stock, membership organization licensed to do business in all states. Membership in Woodmen is open to all individuals who share its values.  Woodmen’s members are joined together for insurance, education, and patriotic and volunteer opportunities.

REGULATION AND RESERVES

Woodmen is subject to regulation by the Office of the Commissioner of Insurance of the State of Nebraska and by insurance departments of other states and jurisdictions in which it is licensed to do business. This regulation covers a variety of areas, including benefit reserve requirements, adequacy of insurance company capital and surplus, various operational standards and accounting and financial reporting procedures. Woodmen’s operations and accounts are subject to periodic examination by insurance regulatory authorities. The forms of certificates described in the Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which certificates are sold.

Although the federal government generally has not directly regulated the business of insurance, federal initiatives often have an impact on the insurance business in a variety of ways. Federal measures that may adversely affect the insurance business include employee benefit regulation, tax law changes affecting the taxation of insurance companies or of insurance products, changes in the laws that affect the relative desirability of various personal investment vehicles and removal of impediments on the entry of banking institutions into the insurance business. Also, both the executive and legislative branches of the federal government periodically have under consideration various insurance regulatory matters, which could ultimately result in direct federal regulation of some aspects of the insurance business. It is not possible to predict whether this increased regulation will occur or, if so, what the effect on Woodmen would be.

Pursuant to state insurance laws and regulations, Woodmen is obligated to carry on its books, as liabilities, reserves to meet its obligations under outstanding insurance contracts. These reserves are based on assumptions about, among other things, future claims experience and investment returns. Neither the reserve requirements nor the other aspects of state insurance regulation provide absolute protection to holders of insurance contracts, including holders of these certificates, if Woodmen were to incur claims or expenses at rates significantly higher than expected or experience significant unexpected losses on its investments.

If mandated under applicable law, we may be required to reject a premium. We may also be required to block a certificate owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

SAI-2

PRINCIPAL UNDERWRITER

Woodmen Financial Services, Inc. (“WFS”), a wholly owned, indirect subsidiary of Woodmen, serves as the exclusive principal underwriter of the continuously offered certificates pursuant to a Principal Underwriting and Servicing Agreement to which WFS and Woodmen, on behalf of itself and the separate account, are parties. The certificates will be sold through Woodmen representatives who are licensed by state insurance officials to sell the certificates and who are duly licensed registered representatives of WFS.

Representatives of other broker-dealer firms with which WFS has executed a selling agreement may also sell the certificates, although currently no such selling agreements are contemplated. In addition, Woodmen may engage other firms to serve as principal underwriters of the certificates but has not yet done so.

For the year 2007, WFS received $1,231,074 and paid out $1,137,967 to its registered representatives.  For the year 2008, WFS received $473,730 and paid out $439,172 to its registered representatives.  For the year 2009, WFS received $141,093 and paid out $129,469 to its registered representatives.  For the year 2010, WFS received $262,895 and paid out $246,206 to its registered representatives.

SUBACCOUNTS

The following are the funds that will underlie a corresponding subaccount:

Fund	Woodmen Variable Annuity Subaccount

Calvert Variable Products Portfolio

Calvert VP Nasdaq-100 Index Portfolio	Nasdaq-100 Index

Calvert VP Russell 2000 Small Cap Index Portfolio	Russell 2000 Small Cap Index

Calvert VP EAFE Portfolio	MSEAFE

Calvert VP S&P MidCap 400 Index Portfolio	S&P MidCap 400 Index

Calvert VP S&P 500 Index Portfolio	S&P 500 Index

Calvert VP Barclays Aggregate Bond Index Portfolio	Barclays Aggregate Bond Portfolio

Fidelity Variable Insurance Products Funds

VIP Equity Income Portfolio Service Class 1	VIP Equity Income

VIP Contrafund-Portfolio Registered	VIP Contrafund Trademark Service

VIP Growth Portfolio Service Class 1	VIP Growth

SAI-3

VIP Growth & Income Portfolio Service Class 1	VIP Growth & Income

VIP Overseas Portfolio Service Class 1	VIP Overseas

VIP Money Market Service Class 1	VIP Money Market

PIMCO Variable Insurance Trust Funds

PIMCO Real Return Fund Administrative Class	Real Return

PIMCO Low Duration Fund Administrative Class	Low Duration

PERFORMANCE INFORMATION

The separate account may, from time to time, advertise information relating to the performance of its subaccounts. The performance information that may be presented is not a prediction or guarantee of future investment performance and does not represent the actual return on amounts invested by any particular owner. There is not yet any performance information for the subaccounts.

Money Market Subaccount - Yield and Effective Yield

Advertisements for the certificates may include yield and effective yield quotations for the Money Market Subaccount, which are computed in accordance with standard methods prescribed by the SEC. Under these methods, the Money Market Subaccount’s yield is calculated based on a hypothetical pre-existing account having a balance of one Money Market Subaccount’s unit at the beginning of a specified seven-day period. Yield is computed by dividing the net change, exclusive of capital changes and income other than investment income, in the accumulation unit value during the seven- day period, subtracting a hypothetical charge reflecting deductions from owner accounts, dividing the difference by the accumulation unit value at the beginning of the period to obtain the base period return and multiplying the base period return by the fraction 365/7. The Money Market Subaccount’s effective yield is calculated by compounding the base period return (computed as described above) for such period by adding 1 and raising the sum to a power equal to 365/7 and subtracting 1 from the result. Yield and effective yield do not reflect the deduction of certificate, withdrawal or surrender charges. The certificates currently are not subject to charges for state premium taxes.

The 7-day yield and effective 7-day yield for the Money Market Subaccount for the 7 days ended December 31, 2010 were -1.30% and -1.29%  The stock markets were not open on December 24, 2010; therefore, the calculation of the 7-day yield and effective 7-day yield for 2010 included December 23, 2010.

SAI-4

Other Subaccounts

30-Day Yield: Advertisements for the certificates may include 30-day yield quotations for each subaccount other than the Money Market Subaccount, which are computed in accordance with a standard method prescribed by the SEC.  These 30-day yield quotations are computed by dividing the dividends and interest per accumulation unit earned during the period (i.e. the net investment income earned by the Fund portfolio attributable to shares owned by the subaccount less expenses incurred during the period) by the maximum offering price per accumulation unit on the last day of the period, according to the following formula that assumes a semi- annual reinvestment of income:

Yield = 2[(((a-b)/cd)+1)6-1]

Where:

a = Net investment income earned during the period by the portfolio attributable to the subaccount.

b = Expenses accrued for the period (net of reimbursements).

c = The average daily number of accumulation units outstanding during the period.

d = The maximum offering price per accumulation unit on the last day of the period.

Standardized and Non-Standardized Average Annual Total Return.

Advertisements for the certificates may also include standardized and non-standardized average annual total return quotations for each subaccount for 1-, 5- and 10-year periods (or the life of the subaccount, if less). Standardized average annual total return quotations are computed in accordance with a standard method prescribed by the SEC. The average annual total return for a subaccount for a specific period is computed by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T) n  =ERV

Where:

P  =  A hypothetical initial payment of $1,000

T  =  Average annual total return

n  =  Number of years

ERV - Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods (or fractional portion thereof)

SAI-5

The following show the subaccounts’ standardized total returns for the time periods indicated after deduction of the surrender charge and the $30 annual fee charged when the variable account value is less than $50,000.

	Total Return for the year ended December 31, 2010	Total Return for the 5 years ended December 31, 2010	Total Return from Inception (July 1, 2003) Annualized

Fidelity VIP Contrafund	9.30%	1.62%	7.32%
Fidelity VIP Equity Income	7.29%	-1.17%	3.59%
Fidelity VIP Growth and Income	6.87%	-0.59%	2.57%
Fidelity Growth Portfolio	16.20%	0.56%	3.62%
Fidelity Money Market Fund	-7.55%	0.66%	0.95%
Fidelity VIP Overseas Fund	5.21%	0.06%	7.74%
Calvert VP EAFE Int’l Portfolio	-1.02%	-0.46%	6.45%
Calvert VP Barclays Aggregate Bond Fund	-1.37%	3.71%	2.91%
Calvert VP S&P Midcap 400 Index Portfolio	18.11%	3.10%	8.14%
Calvert VP NASDAQ 100 Index Portfolio	11.78%	4.16%	6.88%
Calvert VP Russell 2000 Small Cap Index Portfolio	18.21%	1.85%	6.93%
Calvert VP S&P 500 Index Portfolio	6.90%	-0.04%	3.73%
PIMCO Low Duration	-2.44%	3.84%	3.18%
PIMCO Real Return	0.36%	3.82%	4.39%

Non-standardized average annual total returns are calculated in the same manner and for the same time periods as the standardized average annual total returns described immediately above, except that the value of the non-standardized total returns do not reflect the effect of the withdrawal or surrender charges that may be imposed at the end of the period (because it is assumed that the certificate will continue through the end of each period) and the annual certificate Maintenance Charge (because the average certificate size is generally expected to be less than $50,000. If reflected, these charges would reduce the performance results presented.

SAI-6

Cumulative Total Return Advertisements for the certificates may also include cumulative total return quotations for each subaccount, for which the SEC has not prescribed a standard method of calculation. Cumulative total return is the non-annualized cumulative rate of return on a hypothetical initial investment of $1,000 in a subaccount for a specified period (hypothetical initial investment).

Performance quotations for each subaccount reflect the deduction of all recurring fees and charges applicable to each subaccount, such as the mortality and expense risk charge and certificate maintenance charge, and Fund operating expenses (net of reimbursements), except that yield quotations and non-standardized average annual total return calculations do not reflect any deduction for withdrawal or surrender charges. The certificates are not currently subject to a charge for state premium taxes. Cumulative total return is calculated by finding the cumulative rates of return of the hypothetical initial investment over various periods, according to the following formula and then expressing that as a percentage:

C = (ERV/P) = 1

Where:

C = Cumulative total return

ERV = Ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period.

P= A hypothetical initial payment of $1,000

Performance Comparisons

The performance of each of the subaccounts may be compared in advertisements and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds or series of mutual funds, with investment objectives similar to each of the portfolios in which the subaccounts invest. Such comparisons may be made by use of independent services that monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis, ranking such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but excluding sales charges, redemption fees or certain expense deductions at the separate account level. Some rankings are based on total returns adjusted for withdrawal or surrender charges or may consider the effects of market risk on total return performance.

Companies providing rankings that may be used in advertisements and sales literature include Lipper Analytical Services, Inc., Morningstar, Inc. and the Variable Annuity Research and Data Service. In addition, each subaccounts performance may be compared in advertisements and sales literature to various benchmarks including but not limited to various Standard & Poor’s indexes and Barra growth and value subdivisions thereof, Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, Russell Indexes and growth and value subdivisions thereof, Merrill Lynch High Yield Master Index, the Wilshire Small Cap Index and the Barclays Aggregate Bond Index.

SAI-7

The portfolios may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made in tax-deferred retirement plans and may illustrate in graph or chart form or otherwise, the benefit of dollar cost averaging by comparing investments made pursuant to a systematic investment plan.

The portfolios may also, from time to time, illustrate the concepts of asset allocation by use of hypothetical case studies representing various life cycles and/or risk levels of a certificate owner.

LEGAL AND ACCOUNTING

All matters relating to Nebraska law pertaining to the certificates, including the validity of the certificates and our authority to issue the certificates, have been passed upon by Lynn L. Espeland, Esquire.

The Society’s statutory-basis financial statements and schedules for 2010 have been audited by Ernst & Young LLP, Suite 3000, 801 Grand Avenue, Des Moines, IA 50309-2764.  Ernst & Young LLP also audited the financial statements for the Separate Account for the year ended December 31, 2010.

SAI-8

FINANCIAL STATEMENTS

Woodmen Variable Annuity Account
Years Ended December 31, 2010 and 2009
With Report of Independent Registered Public
Accounting Firm

Woodmen Variable Annuity Account

Financial Statements

Years Ended December 31, 2010 and 2009

Report of Independent Registered Public Accounting Firm

The Board of Directors

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

and

The Certificate Holders

Woodmen Variable Annuity Account

We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of the Woodmen Variable Annuity Account (the Account), a separate account comprised of the NASDAQ 100 Index, EAFE International Index, Barclays Aggregate Bond Index, S&P 500 Index, S&P MidCap 400 Index, Russell 2000 Small Cap Index, Contrafund, Equity-Income, Growth, Growth & Income, Overseas, Money Market, Low Duration, and Real Return Subaccounts, as of December 31, 2010, and the related statements of operations for the year ended, and changes in net assets for the years ended December 31, 2010 and 2009. These financial statements are the responsibility of the management of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of the Woodmen Variable Annuity Account at December 31, 2010, and the results of their operations for the year ended, and the changes in their net assets for the years ended December 31, 2010 and 2009, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Des Moines, Iowa
April 22, 2011

Woodmen Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2010

		EAFE
	NASDAQ	International
	100 Index	Index
	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$1,253,305	$3,461,154
Liabilities	—	—
Net assets	$1,253,305	$3,461,154

Net assets
Accumulation units	$1,253,305	$3,461,154
Total net assets	$1,253,305	$3,461,154

Investments in shares of mutual funds, at cost	$1,052,275	$4,049,433
Shares of mutual fund owned	41,145.931	46,284.507

Accumulation units outstanding	75,189.157	214,009.747
Accumulation unit value	$16.67	$16.17

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	Barclays
	Aggregate Bond	S&P 500	S&P MidCap	Russell 2000
	Index	Index	400 Index	Small Cap Index	Contrafund
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$1,524,002	$2,737,167	$5,956,447	$3,509,421	$12,614,102
Liabilities	—	—	—	—	—
Net assets	$1,524,002	$2,737,167	$5,956,447	$3,509,421	$12,614,102

Net assets
Accumulation units	$1,524,002	$2,737,167	$5,956,447	$3,509,421	$12,614,102
Total net assets	$1,524,002	$2,737,167	$5,956,447	$3,509,421	$12,614,102

Investments in shares of mutual funds, at cost	$1,462,988	$2,972,466	$5,617,908	$3,611,743	$14,705,442
Shares of mutual fund owned	28,863.678	34,748.863	87,095.277	55,722.772	529,781.741

Accumulation units outstanding	121,455.524	205,587.100	327,323.848	209,848.068	733,837.043
Accumulation unit value	$12.55	$13.31	$18.20	$16.72	$17.19

Woodmen Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	Equity-
	Income	Growth
	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$5,609,235	$2,392,324
Liabilities	—	—
Net assets	$5,609,235	$2,392,324

Net assets
Accumulation units	$5,609,235	$2,392,324
Total net assets	$5,609,235	$2,392,324

Investments in shares of mutual funds, at cost	$6,699,044	$2,425,944
Shares of mutual fund owned	295,845.792	64,674.899

Accumulation units outstanding	425,665.252	181,062.829
Accumulation unit value	$13.18	$13.21

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Assets and Liabilities (continued)

December 31, 2010

	Growth &			Low
	Income	Overseas	Money Market	Duration	Real Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investments in shares of mutual funds, Level 1 quoted prices at net asset value	$3,326,751	$5,215,997	$1,670,497	$1,555,547	$5,464,569
Liabilities	—	—	—	—	—
Net assets	$3,326,751	$5,215,997	$1,670,497	$1,555,547	$5,464,569

Net assets
Accumulation units	$3,326,751	$5,215,997	$1,670,497	$1,555,547	$5,464,569
Total net assets	$3,326,751	$5,215,997	$1,670,497	$1,555,547	$5,464,569

Investments in shares of mutual funds, at cost	$3,732,807	$6,175,336	$1,670,496	$1,541,845	$5,165,331
Shares of mutual fund owned	265,291.193	312,335.203	1,670,495.540	148,998.633	415,872.781

Accumulation units outstanding	271,803.466	294,734.923	1,538,021.162	124,073.927	403,624.945
Accumulation unit value	$12.24	$17.70	$1.09	$12.54	$13.54

Woodmen Variable Annuity Account

Statements of Operations

Year Ended December 31, 2010

		EAFE
	NASDAQ	International
	100 Index	Index
	Subaccount	Subaccount
Income:
Dividends	$2,169	$39,654
Expenses:
Mortality and expense risk	(13,618)	(41,519)
Net investment income (loss)	(11,449)	(1,865)

Realized gain (loss) on sales of fund shares	15,006	(297,676)
Capital gain distributions	—	—
Change in unrealized appreciation/depreciation of investments	184,554	469,398
Net increase (decrease) in net assets from operations	$188,111	$169,857

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2010

	Barclays			Russell 2000
	Aggregate Bond	S&P 500	S&P MidCap	Small Cap
	Index	Index	400 Index	Index	Contrafund
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$30,606	$37,750	$41,102	$16,853	$126,379
Expenses:
Mortality and expense risk	(18,541)	(32,744)	(64,731)	(39,477)	(144,105)
Net investment income (loss)	12,065	5,006	(23,629)	(22,624)	(17,726)

Realized gain (loss) on sales of fund shares	18,217	(135,602)	(66,451)	(113,009)	(700,249)
Capital gain distributions	4,728	71,100	—	—	5,252
Change in unrealized appreciation/depreciation of investments	36,612	382,487	1,258,258	848,324	2,426,845
Net increase (decrease) in net assets from operations	$71,622	$322,991	$1,168,178	$712,691	$1,714,122

Woodmen Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2010

	Equity-
	Income	Growth
	Subaccount	Subaccount
Income:
Dividends	$90,474	$3,702
Expenses:
Mortality and expense risk	(65,079)	(26,170)
Net investment income (loss)	25,395	(22,468)

Realized gain (loss) on sales of fund shares	(364,553)	(28,177)
Capital gain distributions	—	7,150
Change in unrealized appreciation/depreciation of investments	1,016,603	480,862
Net increase (decrease) in net assets from operations	$677,445	$437,367

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Operations (continued)

Year Ended December 31, 2010

	Growth &			Low
	Income	Overseas	Money Market	Duration	Real Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Income:
Dividends	$18,965	$63,003	$1,544	$24,351	$74,438
Expenses:
Mortality and expense risk	(39,598)	(59,578)	(24,856)	(18,625)	(64,514)
Net investment income (loss)	(20,633)	3,425	(23,312)	5,726	9,924

Realized gain (loss) on sales of fund shares	(249,256)	(440,448)	8	23,851	39,002
Capital gain distributions	—	9,265	1,077	5,025	46,425
Change in unrealized appreciation/depreciation of investments	663,933	931,774	—	23,716	236,121
Net increase (decrease) in net assets from operations	$394,044	$504,016	$(22,227)	$58,318	$331,472

Woodmen Variable Annuity Account

Statements of Changes in Net Assets

Years Ended December 31, 2010 and 2009

	NASDAQ
	100 Index
	Subaccount
	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(11,449)	$(9,350)
Net realized gain (loss) on investments	15,006	(3,670)
Change in unrealized appreciation/depreciation of investments	184,554	354,950
Net increase (decrease) in net assets from operations	188,111	341,930

Certificate transactions:
Certificate deposits	14,155	10,895
Certificate surrenders and death benefits	(87,345)	(33,387)
Transfers between subaccounts, including fixed interest account	117,501	52,153
Administrative charges	(1,374)	(1,272)
Net increase (decrease) in net assets from certificate transactions	42,937	28,389
Contributions from/to Society to reimburse certificate owner/Society for processing error	203	(260)
Total increase (decrease) in net assets	231,251	370,059
Net assets at beginning of year	1,022,054	651,995
Net assets at end of year	$1,253,305	$1,022,054

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	EAFE
	International		Barclays
	Index		Aggregate Bond		S&P 500
	Subaccount		Index Subaccount		Index Subaccount
	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(1,865)	$30,917	$12,065	$48,940	$5,006	$19,736
Net realized gain (loss) on investments	(297,676)	(280,353)	22,945	22,424	(64,502)	(105,331)
Change in unrealized appreciation/depreciation of investments	469,398	980,901	36,612	(23,966)	382,487	627,044
Net increase (decrease) in net assets from operations	169,857	731,465	71,622	47,398	322,991	541,449

Certificate transactions:
Certificate deposits	53,897	59,892	8,733	48,610	25,316	26,525
Certificate surrenders and death benefits	(275,180)	(138,655)	(147,955)	(66,214)	(343,777)	(226,587)
Transfers between subaccounts, including fixed interest account	(26,604)	58,118	167,436	26,594	(61,340)	157,461
Administrative charges	(3,838)	(4,375)	(1,764)	(1,845)	(2,957)	(3,111)
Net increase (decrease) in net assets from certificate transactions	(251,725)	(25,020)	26,450	7,145	(382,758)	(45,712)
Contributions from/to Society to reimburse certificate owner/Society for processing error	562	1,264	(99)	(99)	(1,826)	1,400
Total increase (decrease) in net assets	(81,306)	707,709	97,973	54,444	(61,593)	497,137
Net assets at beginning of year	3,542,460	2,834,751	1,426,029	1,371,585	2,798,760	2,301,623
Net assets at end of year	$3,461,154	$3,542,460	$1,524,002	$1,426,029	$2,737,167	$2,798,760

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	S&P MidCap
	400 Index
	Subaccount
	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(23,629)	$(13,074)
Net realized gain (loss) on investments	(66,451)	(264,697)
Change in unrealized appreciation/depreciation of investments	1,258,258	1,531,691
Net increase (decrease) in net assets from operations	1,168,178	1,253,920

Certificate transactions:
Certificate deposits	54,582	58,805
Certificate surrenders and death benefits	(356,176)	(290,881)
Transfers between subaccounts, including fixed interest account	248,283	71,561
Administrative charges	(5,677)	(5,575)
Net increase (decrease) in net assets from certificate transactions	(58,988)	(166,090)
Contributions from/to Society to reimburse certificate owner/Society for processing error	3,473	655
Total increase (decrease) in net assets	1,112,663	1,088,485
Net assets at beginning of year	4,843,784	3,755,299
Net assets at end of year	$5,956,447	$4,843,784

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Russell 2000				Equity-
	Small Cap Index		Contrafund		Income
	Subaccount		Subaccount		Subaccount
	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(22,624)	$(17,183)	$(17,726)	$8,193	$25,395	$42,048
Net realized gain (loss) on investments	(113,009)	(191,403)	(694,997)	(1,126,019)	(364,553)	(536,903)
Change in unrealized appreciation/depreciation of investments	848,324	825,416	2,426,845	3,921,314	1,016,603	1,600,443
Net increase (decrease) in net assets from operations	712,691	616,830	1,714,122	2,803,488	677,445	1,105,588

Certificate transactions:
Certificate deposits	44,072	29,818	173,317	179,510	92,691	81,162
Certificate surrenders and death benefits	(308,545)	(119,886)	(969,260)	(537,670)	(522,384)	(259,320)
Transfers between subaccounts, including fixed interest account	(7,335)	(132,050)	394,283	(43,149)	331,706	11,749
Administrative charges	(3,822)	(3,960)	(15,870)	(16,319)	(5,505)	(5,941)
Net increase (decrease) in net assets from certificate transactions	(275,630)	(226,078)	(417,530)	(417,628)	(103,492)	(172,350)
Contributions from/to Society to reimburse certificate owner/Society for processing error	2,941	1,293	5,775	1,165	2,712	1,400
Total increase (decrease) in net assets	440,002	392,045	1,302,367	2,387,025	576,665	934,638
Net assets at beginning of year	3,069,419	2,677,374	11,311,735	8,924,710	5,032,570	4,097,932
Net assets at end of year	$3,509,421	$3,069,419	$12,614,102	$11,311,735	$5,609,235	$5,032,570

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Growth
	Subaccount
	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(22,468)	$(15,304)
Net realized gain (loss) on investments	(21,027)	(67,921)
Change in unrealized appreciation/depreciation of investments	480,862	506,200
Net increase (decrease) in net assets from operations	437,367	422,975

Certificate transactions:
Certificate deposits	24,054	26,711
Certificate surrenders and death benefits	(283,407)	(119,291)
Transfers between subaccounts, including fixed interest account	143,736	167,981
Administrative charges	(2,807)	(2,909)
Net increase (decrease) in net assets from certificate transactions	(118,424)	72,492
Contributions from/to Society to reimburse certificate owner/Society for processing error	417	1,334
Total increase (decrease) in net assets	319,360	496,801
Net assets at beginning of year	2,072,964	1,576,163
Net assets at end of year	$2,392,324	$2,072,964

See accompanying notes.

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Growth & Income
	Subaccount		Overseas Subaccount		Money Market Subaccount
	2010	2009	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(20,633)	$(6,810)	$3,425	$34,589	$(23,312)	$(16,840)
Net realized gain (loss) on investments	(249,256)	(326,804)	(431,183)	(559,357)	1,085	(7)
Change in unrealized appreciation/depreciation of investments	663,933	991,765	931,774	1,413,736	—	—
Net increase (decrease) in net assets from operations	394,044	658,151	504,016	888,968	(22,227)	(16,847)

Certificate transactions:
Certificate deposits	49,508	24,709	99,879	88,545	5,242,062	2,712,552
Certificate surrenders and death benefits	(387,050)	(227,327)	(373,145)	(281,576)	(379,518)	(259,664)
Transfers between subaccounts, including fixed interest account	(77,251)	11,566	194,394	(103,353)	(5,565,167)	(3,421,807)
Administrative charges	(4,280)	(4,448)	(7,070)	(7,648)	(1,565)	(2,110)
Net increase (decrease) in net assets from certificate transactions	(419,073)	(195,500)	(85,942)	(304,032)	(704,188)	(971,029)
Contributions from/to Society to reimburse certificate owner/Society for processing error	3,904	(892)	8,014	980	310	18
Total increase (decrease) in net assets	(21,125)	461,759	426,088	585,916	(726,105)	(987,858)
Net assets at beginning of year	3,347,876	2,886,117	4,789,909	4,203,993	2,396,602	3,384,460
Net assets at end of year	$3,326,751	$3,347,876	$5,215,997	$4,789,909	$1,670,497	$2,396,602

Woodmen Variable Annuity Account

Statements of Changes in Net Assets (continued)

Years Ended December 31, 2010 and 2009

	Low Duration		Real Return
	Subaccount		Subaccount
	2010	2009	2010	2009
Increase (decrease) in net assets from operations:
Net investment income (loss)	$5,726	$19,367	$9,924	$78,806
Net realized gain (loss) on investments	28,876	43,466	85,427	157,467
Change in unrealized appreciation/depreciation of investments	23,716	27,697	236,121	419,339
Net increase (decrease) in net assets from operations	58,318	90,530	331,472	655,612

Certificate transactions:
Certificate deposits	31,781	8,093	102,685	69,688
Certificate surrenders and death benefits	(357,465)	(213,224)	(530,751)	(216,159)
Transfers between subaccounts, including fixed interest account	577,658	472,686	651,682	593,238
Administrative charges	(819)	(620)	(4,632)	(4,688)
Net increase (decrease) in net assets from certificate transactions	251,155	266,935	218,984	442,079
Contributions from/to Society to reimburse certificate owner/Society for processing error	351	(50)	247	(561)
Total increase (decrease) in net assets	309,824	357,415	550,703	1,097,130
Net assets at beginning of year	1,245,723	888,308	4,913,866	3,816,736
Net assets at end of year	$1,555,547	$1,245,723	$5,464,569	$4,913,866

See accompanying notes.

Woodmen Variable Annuity Account

Notes to Financial Statements

December 31, 2010

1. Organization and Significant Accounting Policies

Organization

Woodmen Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) and exists in accordance with the rules and regulations of the Nebraska Department of Insurance. The Account is a funding vehicle for individual flexible premium deferred variable annuity certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in 14 investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of

Calvert Variable Products:
NASDAQ 100 Index	NASDAQ 100 Index Portfolio
EAFE International Index	EAFE International Index Portfolio
Barclays Capital Aggregate Bond Index	Barclays Capital Aggregate Bond Index Portfolio
S&P 500 Index	S&P 500 Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio

Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund-Portfolio® Service Class 1
Equity-Income	VIP Equity-Income Portfolio Service Class 1
Growth	VIP Growth Portfolio Service Class 1
Growth & Income	VIP Growth & Income Portfolio Service Class 1
Overseas	VIP Overseas Portfolio Service Class 1
Money Market	VIP Money Market Service Class 1

PIMCO Variable Insurance Trust/Administrative Class:
Low Duration	Low Duration Portfolio
Real Return	Real Return Portfolio

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Certificates in Annuitization Period

Net assets allocated to certificates in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return of 3%. The mortality risk is fully borne by the Society and may result in additional amounts being transferred into the Account by the Society to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Society. At December 31, 2010, there were no net assets allocated to certificates in the annuitization period.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

2. Expense Charges

The Account pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account and as reimbursements for certain mortality and other risks assumed by the Society. The following summarizes those amounts:

Mortality and expense risk charges: The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of up to 1.40% (1.25% in 2010 and 2009) of the average daily net asset value of the Account. These charges are assessed in return for the Society’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

Administrative charge: Prior to the annuity payment period, the Society will deduct an annual administrative charge, which is currently $30 ($45 maximum charge) to reimburse it for administrative expenses related to the certificate. The administrative charge applies to certificates with net assets less than $50,000 in the variable subaccounts as of assessment day.

Surrender charge: A surrender charge is imposed in the event of a full or partial surrender during the first seven certificate years. A certificate owner may annually surrender a maximum of 10% of the cash value without incurring a surrender charge. The amount charged ranges, based on the annuitant’s issue age, from 5% to 7% of the amount surrendered during the first certificate year and declines by 1% in each of the next six certificate years. No surrender charge is deducted if the partial surrender or surrender occurs after seven full certificate years.

Transfer charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

3. Federal Income Taxes

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (the IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Society will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the certificates.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows for the year ended December 31, 2010:

Subaccount	Cost of Purchases	Proceeds From Sales

NASDAQ 100 Index	$146,649	$117,128
EAFE International Index	328,995	621,676
Barclays Capital Aggregate Bond Index	233,011	225,201
S&P 500 Index	181,522	598,849
S&P MidCap 400 Index	352,778	473,025
Russell 2000 Small Cap Index	160,363	472,530
Contrafund	861,260	1,417,120
Equity-Income	572,757	738,615
Growth	170,469	314,646
Growth & Income	242,304	697,071
Overseas	594,211	731,717
Money Market	4,219,907	4,948,642
Low Duration	898,151	665,271
Real Return	862,470	707,754

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes From Unit Transactions

Transactions in units of each subaccount were as follows for the years ended December 31, 2010 and 2009:

	Year Ended December 31
	2010		2009
Subaccount	Purchased	Redeemed	Purchased	Redeemed

NASDAQ 100 Index	$11,862	$9,103	$7,767	$5,386
EAFE International Index	28,718	45,551	34,401	36,801
Barclays Capital Aggregate Bond Index	25,144	23,071	24,502	23,721
S&P 500 Index	22,126	54,645	27,740	33,504
S&P MidCap 400 Index	31,375	35,230	30,752	45,385
Russell 2000 Small Cap Index	15,063	33,755	12,654	32,570
Contrafund	92,183	119,437	73,362	116,798
Equity-Income	68,939	77,344	51,439	71,263
Growth	22,483	33,639	26,219	18,965
Growth & Income	34,524	72,464	32,815	58,401
Overseas	53,216	60,509	36,954	65,929
Money Market	5,640,082	6,284,304	3,085,928	3,965,992
Low Duration	79,310	58,553	57,046	36,180
Real Return	89,366	73,233	84,802	49,122

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights

The following summarizes units outstanding, unit values, and net assets at the end of each year in the five-year period ended December 31, 2010, and investment income ratios, ratios of expenses to average net assets, and total return ratios for the years ended December 31, 2010, 2009, 2008, 2007, and 2006, as follows:

As of December 31

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

NASDAQ 100 Index
2010	75,189	$16.67	$1,253,305	0.20%	1.25%	18.14%
2009	72,430	14.11	1,022,054	0.09	1.25	51.59
2008	70,049	9.31	651,995	0.05	1.25	-42.60
2007	59,388	16.22	963,330	0.93	1.25	17.03
2006	32,820	13.86	454,940	0.12	1.25	5.32
EAFE International Index
2010	214,010	16.17	3,461,154	1.19	1.25	5.37
2009	230,843	15.35	3,542,460	2.27	1.25	26.30
2008	233,243	12.15	2,834,751	3.34	1.25	-43.41
2007	215,475	21.47	4,626,540	0.85	1.25	8.72
2006	69,467	19.75	1,371,881	1.17	1.25	23.98
Barclays Capital Aggregate Bond Index
2010	121,456	12.55	1,524,002	2.06	1.25	5.07
2009	119,383	11.94	1,426,029	4.69	1.25	3.25
2008	118,602	11.56	1,371,585	4.56	1.25	5.19
2007	99,565	10.99	1,094,119	4.32	1.25	6.10
2006	78,547	10.36	813,609	3.97	1.25	2.37
S&P 500 Index
2010	205,587	13.31	2,737,167	1.44	1.25	13.24
2009	238,106	11.75	2,798,760	2.08	1.25	24.50
2008	243,870	9.44	2,301,623	3.17	1.25	-37.85
2007	232,477	15.19	3,531,382	1.14	1.25	3.83
2006	138,275	14.63	2,022,951	1.18	1.25	13.94

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

As of December 31

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

S&P MidCap 400 Index
2010	327,324	$18.20	$5,956,447	0.79%	1.25%	24.44%
2009	331,179	14.63	4,843,784	0.93	1.25	34.72
2008	345,812	10.86	3,755,299	2.12	1.25	-37.41
2007	340,969	17.35	5,916,908	0.73	1.25	6.03
2006	211,171	16.36	3,455,652	0.62	1.25	8.34
Russell 2000 Small Cap Index
2010	209,848	16.72	3,509,421	0.53	1.25	24.49
2009	228,540	13.43	3,069,419	0.60	1.25	24.63
2008	248,456	10.78	2,677,374	1.99	1.25	-34.75
2007	278,531	16.52	4,602,380	0.52	1.25	-3.44
2006	187,961	17.11	3,215,802	0.49	1.25	16.16
Contrafund
2010	733,837	17.19	12,614,102	1.10	1.25	15.66
2009	761,091	14.86	11,311,735	1.34	1.25	33.96
2008	804,527	11.09	8,924,710	0.90	1.25	-43.33
2007	794,338	19.57	15,548,546	1.01	1.25	16.02
2006	525,965	16.87	8,872,184	1.19	1.25	10.19
Equity-Income
2010	425,665	13.18	5,609,235	1.74	1.25	13.68
2009	434,070	11.59	5,032,570	2.23	1.25	28.37
2008	453,894	9.03	4,097,932	2.39	1.25	-43.42
2007	467,215	15.96	7,454,975	2.02	1.25	0.18
2006	302,408	15.93	4,818,005	3.23	1.25	18.62
Growth
2010	181,063	13.21	2,392,324	0.18	1.25	22.49
2009	192,219	10.78	2,072,964	0.36	1.25	26.51
2008	184,965	8.52	1,576,163	0.72	1.25	-47.89
2007	166,778	16.35	2,727,321	0.55	1.25	25.27
2006	98,728	13.05	1,288,640	0.23	1.25	5.41

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

As of December 31

Subaccount	Units	Unit Value	Net Assets	Investment Income Ratio (1) (2)	Ratio of Expenses to Average Net Assets (3)	Total Return (4)

Growth & Income
2010	271,803	$12.24	$3,326,751	0.60%	1.25%	13.24%
2009	309,743	10.81	3,347,876	1.02	1.25	25.60
2008	335,329	8.61	2,886,117	1.15	1.25	-42.48
2007	306,024	14.97	4,580,656	1.69	1.25	10.62
2006	187,674	13.53	2,539,868	0.61	1.25	11.54
Overseas
2010	294,735	17.70	5,215,997	1.32	1.25	11.61
2009	302,028	15.86	4,789,909	2.09	1.25	24.87
2008	331,003	12.70	4,203,993	2.72	1.25	-44.57
2007	292,632	22.91	6,704,369	3.34	1.25	15.74
2006	172,623	19.79	3,416,941	0.45	1.25	16.48
Money Market
2010	1,538,021	1.09	1,670,497	0.08	1.25	-0.75
2009	2,182,242	1.10	2,396,602	0.67	1.25	-0.47
2008	3,062,306	1.11	3,384,460	2.85	1.25	1.83
2007	3,009,762	1.09	3,272,794	4.98	1.25	4.11
2006	2,341,730	1.05	2,453,513	4.69	1.25	3.96
Low Duration
2010	124,074	12.54	1,555,547	1.63	1.25	4.00
2009	103,317	12.06	1,245,723	3.44	1.25	11.94
2008	82,451	10.77	888,308	4.09	1.25	-1.70
2007	62,501	10.96	684,694	4.76	1.25	6.08
2006	38,990	10.33	402,878	4.24	1.25	2.68
Real Return
2010	403,625	13.54	5,464,569	1.44	1.25	6.77
2009	387,492	12.68	4,913,866	3.08	1.25	16.88
2008	351,812	10.85	3,816,736	3.49	1.25	-8.21
2007	194,596	11.82	2,299,409	4.66	1.25	9.29
2006	134,969	10.82	1,459,779	4.28	1.25	-0.46

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

6. Financial Highlights (continued)

(1)          These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced operations during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2)          When net investment income is less than $1, the amount is not reported in the statements of operations but is used in the calculation of the investment income ratio.

(3)          These ratios represent the annualized certificates expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direction reduction to unit values. Charges made directly to certificate holder accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)          These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced operations during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.

7. Fair Value Measurements and Fair Value Hierarchy

U.S. generally accepted accounting principles define fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

7. Fair Value Measurements and Fair Value Hierarchy (continued)

The Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

•                  Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

•                  Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•                  Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

At December 31, 2010, all investments in the Account included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

Woodmen Variable Annuity Account

Notes to Financial Statements (continued)

8. Subsequent Events

The Account is not aware of any transactions or events, which occurred after the date of the Statements of Assets and Liabilities and before the financial statements were issued which would require recognition or disclosure.

FINANCIAL STATEMENTS AND
OTHER FINANCIAL INFORMATION —
STATUTORY BASIS

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Years Ended December 31, 2010, 2009, and 2008

With Report of Independent Registered

Public Accounting Firm

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Financial Statements — Statutory Basis

Years Ended December 31, 2010, 2009, and 2008

[LETTERHEAD]

Report of Independent Registered Public Accounting Firm

The Board of Directors

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

We have audited the accompanying statutory-basis balance sheets of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) as of December 31, 2010 and 2009, and the related statutory-basis statements of operations, changes in surplus, and cash flow for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Society’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Society’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Society’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Society presents its financial statements in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society at December 31, 2010 and 2009, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2010.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society at December 31, 2010 and 2009, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2010, in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance.

Des Moines, Iowa

April 18, 2011

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Balance Sheets — Statutory Basis

(Dollars in Thousands)

	December 31
	2010	2009
Admitted assets
Cash and invested assets:
Bonds	$6,018,207	$5,612,459
Common stocks	473,527	375,201
Mortgage loans	1,328,764	1,304,437
Properties occupied by the Society	21,719	21,053
Real estate held for the production of income	61,841	63,751
Real estate held for sale	5,373	3,622
Certificate loans	170,644	168,507
Cash and short-term investments	159,199	244,179
Derivatives	11,445	931
Other invested assets	12,349	8,555
Total cash and invested assets	8,263,068	7,802,695

Accrued investment income	83,029	83,579
Reinsurance balances recoverable	1,541	939
Electronic data processing equipment and other assets	1,232	2,012
Separate account assets	221,698	185,368

Total admitted assets	$8,570,568	$8,074,593

	December 31
	2010	2009
Liabilities and surplus
Liabilities:
Aggregate reserves for certificate and contract liabilities:
Life and annuity reserves	$6,287,038	$5,954,159
Accident and health reserves	28,707	26,378
Liability for deposit-type contracts	677,656	668,143
Certificate and contract claims	28,595	26,861
Other certificateholders’ funds	1,915	2,007
Refunds to members	102,520	107,870
Total aggregate reserves for certificate and contract liabilities	7,126,431	6,785,418

Accrued commissions, general expenses, and taxes	27,094	24,253
Amounts withheld by Society as agent or trustee	3,762	3,302
Liability for postretirement benefits	71,783	61,036
Liability for employees’ and fieldworkers’ benefits	12,858	12,457
Interest maintenance reserve	34,114	39,883
Asset valuation reserve	119,447	98,160
Other liabilities	53,878	41,408
Separate account liabilities	221,698	185,368
Total liabilities	7,671,065	7,251,285

Surplus	899,503	823,308
Total liabilities and surplus	$8,570,568	$8,074,593

See accompanying notes.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Statements of Operations — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008
Premiums and other revenues:
Life and annuity premiums	$747,996	$800,299	$822,123
Net investment income	410,886	403,273	412,157
Amortization of interest maintenance reserve	8,736	8,936	8,544
Commissions on reinsurance ceded and other income	11,055	10,223	10,762
Other	5,577	3,322	6,231
Total premiums and other revenues	1,184,250	1,226,053	1,259,817

Benefits paid or provided:
Life benefits	172,935	158,141	149,296
Annuity benefits	172,657	206,380	343,049
Surrender benefits and withdrawals	129,723	140,066	137,279
Other benefits	38,681	38,366	38,828
Increase in aggregate reserves for certificates and contracts and other certificateholders’ funds	335,208	330,752	208,800
Total benefits paid or provided	849,204	873,705	877,252

Insurance expenses and other deductions:
General insurance and fraternal expenses	133,571	144,789	126,534
Commissions	49,417	41,606	38,100
Insurance, taxes, licenses, and fees	6,970	6,432	3,470
Other, net	6,974	7,826	14,834
Total insurance expenses and other deductions	196,932	200,653	182,938
Gain from operations before refunds to members and net realized capital (losses) gains	138,114	151,695	199,627
Refunds to members	107,122	108,782	131,014
Net gain from operations before net realized capital (losses) gains	30,992	42,913	68,613
Net realized capital (losses) gains	12,395	(34,922)	(96,420)
Net income (loss)	$43,387	$7,991	$(27,807)

See accompanying notes.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Statements of Changes in Surplus — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008

Balance at beginning of year	$823,308	$756,614	$916,733
Net income (loss)	43,387	7,991	(27,807)
Change in net unrealized capital gains or losses	66,334	75,618	(144,908)
Change in reserve on account of change in valuation basis	—	708	(1,634)
Change in asset valuation reserve	(21,287)	(50,851)	73,848
Change in non-admitted assets	(1,888)	7,119	(6,447)
Change in minimum pension liability	(10,351)	30,104	(52,631)
Other	—	(3,995)	(540)
Total surplus at end of year	$899,503	$823,308	$756,614

See accompanying notes.

Woodmen of the World Life Insurance Society and/or

Omaha Woodmen Life Insurance Society

Statements of Cash Flow — Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2010	2009	2008
Operating activities
Premium and annuity considerations	$753,427	$799,350	$821,797
Net investment income received	429,511	405,085	421,539
Other income	11,055	13,559	16,996
Total cash provided by operations	1,193,993	1,217,994	1,260,332

Benefits paid	(521,439)	(549,513)	(676,833)
Net transfers to (from) separate accounts	2,189	1,634	(4,454)
Commissions and other expenses paid	(192,911)	(188,752)	(167,813)
Refunds paid to members	(112,472)	(122,952)	(132,389)
Total cash used in operations	(824,633)	(859,583)	(981,489)
Net cash provided by operating activities	369,360	358,411	278,843

Investing activities
Proceeds from sales, maturities, or repayments of investments:
Bonds	1,002,035	916,098	607,817
Stocks	86,110	104,537	79,780
Mortgage loans	111,045	105,764	77,527
Real estate	2,272	—	4,287
Other invested assets	97	191	298
Miscellaneous proceeds	(82)	197	1,245
Total investment proceeds	1,201,477	1,126,787	770,954

Cost of investments acquired:
Bonds	(1,393,274)	(1,253,379)	(722,565)
Stocks	(111,713)	(98,838)	(116,675)
Mortgage loans	(137,730)	(51,368)	(199,110)
Real estate	(9,287)	(7,982)	(3,639)
Other invested assets	(4,796)	(1,482)	(859)
Miscellaneous applications	(6,873)	(2,757)	(2,598)
Total cost of investments acquired	(1,663,673)	(1,415,806)	(1,045,446)
Net (decrease) increase in certificate loans	(1,629)	(781)	185
Net cash used in investing activities	(463,825)	(289,800)	(274,307)

Financing and other miscellaneous activities
Other cash provided by (used in) financing activities and miscellaneous sources	9,485	22,678	(23,472)
Net (decrease) increase in cash and short-term investments	(84,980)	91,289	(18,936)

Cash and short-term investments at beginning of year	244,179	152,890	171,826
Cash and short-term investments at end of year	$159,199	$244,179	$152,890

See accompanying notes.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis
(Dollars in Thousands)

December 31, 2010

1. Nature of Operations and Significant Accounting Policies

Description of Business

Woodmen of the World Life Insurance Society and/or Omaha Woodmen Life Insurance Society (the Society) is a nonprofit fraternal benefit society incorporated in the state of Nebraska, exempt from tax under Internal Revenue Code (IRC) Section 501(c)(8). The Society does business using the name “Omaha Woodmen Life Insurance Society” in the following states: California, Colorado, Idaho, Montana, Nevada, Oregon, Utah, Washington, and Wyoming. In all other states, the Society is known as “Woodmen of the World Life Insurance Society.”

The Society operates in the individual insurance market, with emphasis on life and annuity products. The vast majority of the Society’s premiums are in the family market, resulting in a relatively small average size certificate issued and in force. The Society markets its products through a captive field force and is licensed in all 50 states and the District of Columbia.

WFS Holdings, Inc., a wholly owned subsidiary of the Society, operates as a holding company for subsidiary entities of the Society. Subsidiary entities include Woodmen Financial Services, Inc. and Woodmen Insurance Agency, Inc.

Woodmen Financial Services, Inc., a wholly owned subsidiary of WFS Holdings, Inc., operates as an introducing broker-dealer engaged in the sale of a proprietary variable product (began July 1, 2003) offered by the Society to its members.

Woodmen Insurance Agency, Inc., a wholly owned subsidiary of WFS Holdings, Inc., is an insurance agency offering insurance products not offered by the Society.

Basis of Presentation

The Society’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Nebraska Department of Insurance (statutory accounting practices), which practices differ from U.S. generally accepted accounting principles (GAAP).

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds are reported at amortized cost or market value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held to maturity, trading, or available for sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value, with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available for sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.  Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to the undiscounted estimated future cash flows.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows.  If high credit quality securities are adjusted, the retrospective method is used.  If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a)  the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in other comprehensive income.  Other comprehensive income is a component of unassigned surplus and includes all gains and losses that have yet to be realized in net income as reflected in the Statements of Operations, including unrealized gains and losses on investments.  Prior to 2009, if it was determined that a decline in fair value was other-than-temporary, the cost basis of the security was written down to fair value.

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Society determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus as part of the change in the asset valuation reserve (AVR) for statutory purposes, rather than being included as a component of operations, as would be required by GAAP.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations rather than on a gross cost less accumulated depreciation basis as for GAAP. Real estate owned and occupied by the Society is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Society’s occupancy of those properties.  Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statement of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

The AVR provides a valuation allowance for invested assets. The AVR is determined by NAIC-prescribed formula with changes reflected directly in surplus; AVR is not recognized for GAAP.

The accounts and operations of the Society’s subsidiaries are not consolidated with the accounts and operations of the Society, and the Society’s share of undistributed earnings and losses of these subsidiaries is included in unrealized gains and losses, whereas consolidation is required under GAAP.

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as non-admitted are excluded from the accompanying statutory-basis balance sheets and are charged directly to surplus. Under GAAP, such assets are included in the balance sheet.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest that may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Revenues for universal life-type policies and annuity policies with mortality or morbidity risk consist of premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded for statutory purposes rather than as a reduction to the amount of costs deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Reinsurance amounts are netted against the corresponding receivable or payable balances for statutory purposes rather than shown as gross amounts on the balance sheet under GAAP.

Expenses for pension benefits and postretirement benefits other than pensions are recognized in accordance with statutory accounting, which does not accrue for the nonvested employees or future earnings considerations rather than including active participants not currently eligible and future earnings considerations for GAAP purposes.

Refunds to members are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of the Society’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

Change in Accounting Principle

Statement of Statutory Accounting Principles (SSAP) No. 43(R), Loan-Backed and Structured Securities — Revised, became effective on September 30, 2009. The substantive revisions to SSAP No. 43(R) included accounting guidance for impairment and disclosure requirements related to certain loan-backed and structured securities. The impairment guidance within SSAP No. 43(R) allows bifurcation of interest and noninterest components for recognition in situations when the entity does not have an intent to sell and has the intent and ability to hold the investment for a period of time sufficient to recover the amortized cost basis. When an other-than-temporary impairment (OTTI) has occurred because the entity intends to sell or has assessed that it does not have the intent and ability to retain the investments in the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI recognized in earnings as a realized loss is the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date. When an OTTI has occurred because the entity does not expect to recover the entire amortized cost basis of the security even if the entity has no intent to sell and the entity has the intent and ability to hold, the amount of the OTTI recognized as a realized loss is the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. The difference between fair value and the discounted cash flows is recognized as a change to surplus. The adoption of SSAP No. 43(R) did not have a material impact on the Society’s statutory-basis financial statements.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

During 2010, revisions were adopted to certain paragraphs of SSAP No. 43R, Loan-Backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes have an effective date of January 1, 2011 and are to be applied on a prospective basis. The Society is in the process of determining the impact of these changes.

Also, during 2010, revisions were made to SSAP No. 43R to clarify the definitions of loan-backed and structured securities to prospectively apply the clarified guidance effective January 1, 2011. The Society is in the process of determining the impact of these changes.

Effective December 31, 2010, the Society adopted modifications made to SSAP No. 91R — Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. As a result, for securities lending programs, collateral received by the Society’s agent that can be sold or re-pledged is reported on the balance sheet. Since the Society does not have general use of the collateral, the collateral is not reported on the balance sheet, and this change had no impact to operations or surplus.

Effective December 31, 2010, the Society adopted SSAP No. 100, Fair Value Measurements, including recent modifications and clarifications made to the standard. This statement defines fair value, establishes a framework for measuring fair value and establishes disclosure requirements about fair value, and it applies under other statutory accounting pronouncements that require or permit fair value measurements. The adoption of this new accounting principle had no impact to surplus.

Cash and Short-Term Investments

The Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the modified scientific method, and adjusted for other-than-temporary declines in fair value. For the loan-backed securities included in the bond portfolio, the Society uses the retrospective adjustment method for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of these securities. Prepayment assumptions for publicly traded loan-backed securities are obtained from Bloomberg. Privately placed loan-backed securities do not require adjustments for prepayment risks due to provisions within the terms and conditions of the notes. Equity tranche investments in collateralized debt obligations are classified as common stocks and are valued based on the prospective adjustment method for the effects of changes in prepayment and default assumptions. Prepayment and default assumptions are obtained from a third-party broker. Common stocks are reported at market for unaffiliated companies and adjusted for other-than-temporary declines in fair value. For the Society’s noninsurance subsidiary, the common stock is carried at the GAAP equity value of the subsidiary.

Mortgage loans are stated at the unpaid principal balance less any unearned discount. The Society records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate or, as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral-dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Real estate occupied by the Society and real estate held for the production of income are reported at depreciated cost, net of encumbrances. Investment real estate that the Society has the intent to sell is reported at the lower of depreciated cost or fair value, net of encumbrances. Depreciation is calculated on both a straight-line basis and an accelerated basis over the estimated useful lives of the properties.

Certificate loans are stated at unpaid principal balances.

Net realized capital gains and losses on investments are determined using the specific identification basis.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR. Declines in value deemed to be other than temporary are charged to the statutory-basis statements of operations as realized losses.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities that are amortized into net income over the estimated remaining lives of the investments sold.

Derivatives

The Society may take positions from time to time in certain derivative instruments to manage the impact of changes in interest rates, the change in equity market values, or equity indices on certain certificate liabilities. Financial instruments used for such purposes include options on interest rate swaps, S&P 500 European call options, and covered equity call options. As of December 31, 2010, the Society owned options on interest rate swaps for the purpose of hedging risks associated with rising interest rate environments. As of December 31, 2009, the Society had not entered into any interest rate hedging instruments. The Society’s use of derivatives is further described in Note 3.

Derivative instruments are valued consistently with the accounting treatment of the underlying security. Options on interest rate swaps, are carried at market value based upon valuations received from valuation agents.  Over-the-counter S&P 500 European call options are carried at market value based upon binomial calculations that are compared to valuations received from brokers for reasonableness. The liability for short positions in covered equity calls sold for the production of income is carried at market value based upon exchange values. The change in market value for options is recorded directly to surplus as a change in unrealized gains and losses.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The Society’s risk of loss is typically limited to the fair value of its derivative instruments, not the notional or contractual amounts of these derivatives. Risk arises from changes in the fair value of the underlying instruments. The Society keeps active International Swaps and Derivative Association agreements in place that contain zero dollar thresholds to reduce credit losses in the event of nonperformance of the counterparties. The Society requires adequate posted credit support collateral based on daily valuation and establishes and monitors exposure limits.

Securities Lending

In order to generate income and to offset expenses, the Society lends portfolio securities to registered broker-dealers or other eligible parties. Loans of securities may not exceed 20% of the Society’s total admitted assets. In return for the loaned securities, the borrower provides cash in an amount equal to at least 102% of the current market value of the loaned securities, including accrued interest. The trust department of a financial institution administers the Society’s securities lending program. The administrator monitors the adequacy of the cash collateral daily and requires the borrower to provide additional cash collateral in the event the value of the cash collateral falls below 102% of the market value of the securities on loan. At December 31, 2010 and 2009, the cash collateral received from the borrowers aggregated $353,139 and $503,639, respectively. The Society has the right to call any such loan and obtain the securities loaned at any time as allowed by required notice provisions. The loaned securities remain the property of the Society and therefore continue to be carried and accounted for as invested assets.

At December 31, 2010 and 2009, the following securities were loaned to broker-dealers and other eligible parties:

	December 31
	2010	2009

Bonds, at amortized cost	$212,074	$408,529
Common stocks, at market value	112,272	51,211
Total	$324,346	$459,740

At December 31, 2010 and 2009, the market value of the above securities aggregated $340,903 and $470,392, respectively.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The Society has a revenue-sharing agreement with the custodian bank, whereby the cash collateral is invested in certain money market and short-term bond funds. Under the arrangement, earnings generated by the investments are shared between the Society and custodian bank, thus generating an additional return on the loaned securities. At December 31, 2010 and 2009, this fair value of the money market and short-term bond funds aggregated $334,059 and $475,598, respectively. Since the Society does not have general use of the collateral, the collateral is not reflected in the accompanying statutory-basis balance sheets.

The securities lending program has generated earnings over the years; however, it became apparent in 2009 that a loss related to the securities lending program was probable. The Society’s custodian bank holds cash collateral posted by securities borrowers and invests the proceeds in a short-term bond fund. This fund sustained a loss on commercial paper investments leading to recognition by the Society of a realized capital loss of $29,737 during 2009. During 2010 the fund experienced improved pricing. At December 31, 2010, the collateral shortfall was approximately $19,080. No additional realized losses were incurred during 2010.

Reserves for Insurance, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by the Nebraska Department of Insurance. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any portion of the final premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Substandard certificates are valued on the same basis as standard certificates. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is equal to the guaranteed interest credited to these funds during the year.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case-basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Reserves for the Society’s equity-indexed annuity product are calculated using the market value reserve method. Updated market values on the call options backing this product are used in the determination of reserves. The method used for determining the fair values of the call options used in calculating the aggregate reserve liability for the equity-indexed annuity product is the same method used in establishing the statement value of the call options included in assets in the accompanying statutory-basis balance sheets.

During 2009, the Society began using a new valuation system to calculate premiums due and unearned and advance premium reserves for all products administered on the Legacy policy administration system. This involves calculating the due premium to the next modal anniversary and simultaneously establishing an unearned premium reserve. Additionally, the unearned premium calculation was changed from a gross basis to a net basis. The net effect of these changes was a $708 decrease in life and annuity reserves, which is included as a change in reserve on account of change in valuation basis in the statutory-basis financial statements.

During 2008, the Society made a change in the 2001 CSO Term ARCVAL reserve rounding method and a correction for the mortality table for 15-year term policies with face amounts greater than $100,000. The net effect of this change was a $1,634 increase in reserve, which is included as a change in reserve on account of change in valuation basis in the statutory-basis financial statements.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Reinsurance

The Society reinsures certain risks related to a portion of its life and accident and health insurance business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other entities (2010 — $10,985; 2009 — $11,338; and 2008 — $11,437) are reported as a reduction of premium income and insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2010 — $52,207; 2009 — $49,027; and 2008 — $42,585). The Society is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Separate Accounts

Separate accounts represent funds related to the Society’s pension plan liabilities, which are backed by common stocks, and the Woodmen Variable Annuity Account. As of December 31, 2010 and 2009, the market value of common stocks used to back pension plan liabilities was $165,285 and $133,389, respectively. As of December 31, 2010 and 2009, dividends declared and unpaid were $123 and $165 for a total asset value of $165,408 and $133,554, respectively. The remaining assets and liabilities in the separate accounts represent funds for an individual annuity product with a nonguaranteed return and for which the certificate holder, rather than the Society, bears the investment risk. Separate account assets, which consist of investments in mutual funds, are reported at market value. At December 31, 2010 and 2009,

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

the market value of these investments was $56,290 and $51,814, respectively. The statutory-basis statements of operations include the premiums, benefits, and other items arising from operations of the Woodmen Variable Annuity Account. Revenues and expenses related to the Woodmen Variable Annuity Account, to the extent of benefits paid or provided to the Woodmen Variable Annuity Account certificateholders, are excluded from the amounts reported in the accompanying statutory-basis statements of operations. The assets and liabilities relating to the separate accounts have been shown as a separate line item on the statutory-basis balance sheets.

Fraternal Benefit Expenses

Fraternal benefit expenses represent expenditures made primarily for membership activities.

Other

Non-admitted assets (principally certain investments, receivables, and furniture and equipment) have been excluded from the statutory-basis balance sheets through a change to surplus.

Refunds to be paid to certificateholders are determined annually by resolution of the Society’s Board of Directors. The aggregate amount of certificate refunds is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Society. Certificateholders may receive their refund in cash, apply the refund to the purchase of fully paid-up insurance, apply the refund as renewal premium, or leave the refund on deposit with the Society to accumulate interest. An estimated provision has been made for dividends expected to be paid in the following calendar year.

Other admitted assets are valued as prescribed by the Nebraska insurance laws.

Reclassifications

Certain amounts appearing in the Society’s prior year statutory-basis financial statements have been reclassified to conform to the 2010 statutory-basis financial statement presentation.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Subsequent Events

The Society has evaluated subsequent events through April 18, 2011, which is the date the statutory-basis financial statements were issued.

2. Investments

The amortized cost and estimated fair value of bonds and common stocks as of December 31, 2010 and 2009, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2010
Bonds:
United States government and agencies	$57,770	$3,443	$298	$60,915
States and political subdivisions	1,036,218	18,324	20,863	1,033,679
Foreign governments	281,002	16,405	981	296,426
Corporate securities	3,043,475	288,660	13,716	3,318,419
Mortgage- and asset-backed securities	1,599,742	93,030	11,489	1,681,283
	$6,018,207	$419,862	$47,347	$6,390,722

Common stocks:
Affiliated	$22,045	$6,314	$13,542	$14,817
Unaffiliated	368,721	106,379	16,390	458,710
	$390,766	$112,693	$29,932	$473,527

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

2. Investments (continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2009
Bonds:
United States government and agencies	$51,279	$3,777	$—	$55,056
States and political subdivisions	718,606	14,496	8,801	724,301
Foreign governments	211,728	11,061	1,674	221,115
Corporate securities	3,077,544	228,061	22,720	3,282,885
Mortgage- and asset-backed securities	1,553,302	86,440	29,488	1,610,254
	$5,612,459	$343,835	$62,683	$5,893,611

Common stocks:
Affiliated	$20,935	$2,866	$12,409	$11,392
Unaffiliated	334,406	65,519	36,116	363,809
	$355,341	$68,385	$48,525	$375,201

For bonds with unrealized losses as of December 31, 2010, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Bonds:
US Government	$6,270	$298	$—	$—	$6,270	$298
States and political subdivisions	464,913	18,647	39,604	2,216	504,517	$20,863
Foreign governments	31,443	471	19,490	510	50,933	981
Corporate securities	134,517	6,337	82,181	7,379	216,698	13,716
Mortgage- and asset-backed securities	117,229	1,923	114,254	9,566	231,483	11,489
Total bonds	$754,372	$27,676	$255,529	$19,671	$1,009,901	$47,347

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

2. Investments (continued)

Included in the above table are 167 securities from 99 issuers. Approximately 95.81% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Securities Valuation Office (SVO) of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

For bonds with unrealized losses as of December 31, 2009, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:

	Less Than 12 Months		Greater Than or Equal to 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Bonds:
States and political subdivisions	$359,081	$8,801	$—	$—	$359,081	$8,801
Foreign governments	38,669	1,195	2,582	479	41,251	1,674
Corporate securities	60,955	1,482	208,132	21,238	269,087	22,720
Mortgage- and asset-backed securities	181,028	14,578	54,369	14,910	235,397	29,488
Total bonds	$639,733	$26,056	$265,083	$36,627	$904,816	$62,683

Included in the above table are 101 securities from 71 issuers. Approximately 88.12% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade. Investment grade securities are defined as those securities rated a 1 or 2 by the Securities Valuation Office (SVO) of the NAIC. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

2. Investments (continued)

The Society closely monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality. The Society also regularly monitors industry sectors. The Society considers relevant facts and circumstances in evaluating whether the impairment is other than temporary, including (1) the probability of the Society collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition and (2) the Society’s decision to sell a security prior to its maturity at an amount below its carrying amount, or with respect to certain asset backed or structured securities, its ability and intent to hold until recovery to cost or amortized cost. Additionally, financial condition, near-term prospects of the issuer, and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Society will record a charge to the statutory-basis statements of operations to the extent that these securities are subsequently determined to be other-than-temporarily impaired. The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled.

The following table shows gross unrealized losses and fair values of common stocks, aggregated by length of time that individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
December 31, 2010
Stocks:
Common stocks	$13,202	$1,417	$72,608	$28,515	$85,810	$29,932
Total	$13,202	$1,417	$72,608	$28,515	$85,810	$29,932

	Less Than 12 Months		12 Months or More		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
December 31, 2009
Stocks:
Common stocks	$13,300	$1,570	$119,655	$46,955	$132,955	$48,525
Total	$13,300	$1,570	$119,655	$46,955	$132,955	$48,525

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

2. Investments (continued)

The Society has approximately $14,973 and $34,547 of gross unrealized losses on unaffiliated equity securities that have been in an unrealized loss position for more than one year at December 31, 2010 and 2009, respectively. These securities have a fair value and carrying value of approximately $71,605 and $118,630 at December 31, 2010 and 2009, respectively. The Society believes the unrealized losses are temporary declines based on its evaluation of current economic conditions and company-specific information and believes that the market value of such securities will return to at least the Society’s cost in the near term.

The amortized cost and estimated fair value of bonds at December 31, 2010, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Estimated Fair Value

Due in one year or less	$369,584	$383,315
Due one through five years	1,434,237	1,563,827
Due five through ten years	1,473,805	1,620,623
Due after ten years	1,140,839	1,141,674
Mortgage-backed and other securities without a single maturity date	1,599,742	1,681,283
	$6,018,207	$6,390,722

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

2. Investments (continued)

Major categories of net investment income are summarized as follows:

	Year Ended December 31
	2010	2009	2008

Bonds	$309,090	$298,359	$300,172
Preferred stocks (unaffiliated)	57	(377)	1,347
Common stocks (unaffiliated)	8,263	7,642	12,016
Mortgage loans	80,839	82,586	81,299
Real estate	21,675	21,503	21,370
Certificate loans	12,213	12,040	12,040
Cash and short-term investments	698	721	4,271
Other invested assets	169	208	355
Derivative instruments	—	(236)	(5,285)
Other	1,050	2,177	5,880
	434,054	424,623	433,465
Less investment expenses	23,168	21,350	21,308
	$410,886	$403,273	$412,157

Interest income is recognized on an accrual basis. The Society does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2010 and 2009, the Society excluded investment income due and accrued for investments in default of $439 and $382, respectively, with respect to such practices.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

2. Investments (continued)

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus are summarized as follows:

	Realized			Change in Unrealized
	Year Ended December 31			Year Ended December 31
	2010	2009	2008	2010	2009	2008

Bonds	$9,484	$(2,736)	$(38,596)	$—	$2,955	$(2,955)
Common stocks (unaffiliated)	9,821	288	(62,040)	61,960	71,838	(135,781)
Common stocks (affiliated)	—	—	—	941	1,375	(1,469)
Mortgage loans	(2,352)	—	(959)	—	—	—
Real estate	(664)	—	730	—	—	—
Other invested assets	(845)	(1)	(176)	—	—	—
Securities lending	—	(29,737)	—	—	—	—
Derivative instruments	(82)	2,902	5,478	3,433	(550)	(4,703)
Total capital gains (losses)	15,362	(29,284)	(95,563)	66,334	75,618	(144,908)

Transferred to interest maintenance reserve	2,967	5,638	857	—	—	—
Net capital gains (losses)	$12,395	$(34,922)	$(96,420)	$66,334	$75,618	$(144,908)

Proceeds from sales and redemptions of bonds during 2010, 2009, and 2008 were $775,576, $627,533, and $377,642, respectively. Gross gains and gross losses realized from these transactions amounted to $10,741 and $(1,257) for 2010, $20,484 and $(23,220) for 2009, and $1,514 and $(40,110) for 2008, respectively.

Realized capital gains (losses) on common stocks in 2010, 2009, and 2008 included the recognition of OTTIs of $0, $(20,139), and $(64,019), respectively.

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2010 and 2009, 5.3%, or $321,075, and 5.1%, or $286,398, respectively, of the Society’s bond portfolio was invested in private placement bonds.

At December 31, 2010 and 2009, bonds and certificates of deposit with a total statement value of $621 and $620, respectively and a fair value of $797 and $766, respectively were on deposit with state insurance departments to satisfy regulatory requirements.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

2. Investments (continued)

Commercial mortgage loans originated or acquired by the Society represent its primary area of credit risk exposure. At December 31, 2010 and 2009, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution

	December 31
	2010	2009

Pacific	$344,629	$335,715
North Central	303,847	282,526
South Atlantic	273,523	273,413
Mid-Atlantic	154,141	164,625
South Central	160,435	149,617
Mountain	68,870	69,228
Other	23,319	29,313
Total	$1,328,764	$1,304,437

Property-Type Distribution

	December 31
	2010	2009

Office	$480,777	$460,664
Industrial	433,648	430,154
Retail	344,012	341,298
Other	70,327	72,321
Total	$1,328,764	$1,304,437

During 2010, the respective maximum and minimum lending rates for mortgage loans were 8.08% and 4.75%, respectively. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 80%. At December 31, 2010 and 2009, the Society held restructured mortgages aggregating $13,923 and $4,305, respectively. During 2010, the Society reduced the interest rate on one loan of $6,310 from 7.23% to 5.23%. The Society had one mortgage with interest 180 days or more past due during 2010, but none that were past due in 2009, or 2008. There were no taxes, assessments, or other amounts advanced on mortgage loans during 2010, 2009, or 2008.

The Society recognized an impairment of $1,750 on one mortgage loan during 2010. There were no mortgage loan impairments in 2009. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

2. Investments (continued)

Net investment income for the years ended December 31, 2010, 2009, and 2008, included rental income of $3,581, $3,581, and $3,157, respectively, for the Society’s occupancy of office space in two owned real estate properties. Rental income from other tenants and operating expenses of the buildings are also included in net investment income. These assets are being depreciated using the straight-line method over their estimated useful lives that range from 31.5 to 50 years. Improvements to property occupied by the Society are depreciated over a period equal to the lesser of the remaining useful life of the property, the useful life of the improvement, or 10 years. Depreciation expense on home office real estate for the years ended December 31, 2010, 2009, and 2008, was $2,280, $2,245, and $1,987, respectively.

The Society has other real estate consisting of land and buildings acquired by purchase or through foreclosure on mortgage loans. This real estate is segregated by property held for the production of income and held for sale. Net investment income on properties held for the production of income for the years ended December 31, 2010, 2009, and 2008, included rental income of $14,116, $14,235, and $14,111, respectively, and operating expenses of $8,187, $6,549, and $6,555, respectively. No properties were transferred from held for the production of income to properties held for sale during 2010 or 2009. Net investment income on properties held for sale for the years ended December 31, 2010, 2009, and 2008, included rental income of $199, $1, and $0, respectively, and operating expenses of $488, $181, and $200, respectively, on these properties. The carrying amount of real estate under leased fee arrangements is being amortized using the straight-line method over the corresponding lease terms that range from 20 to 30 years. The remaining other real estate properties are being depreciated using the straight-line method over their estimated useful lives that range from 10 to 50 years. Depreciation expense on properties held for the production of income was $3,585, $3,171, and $3,223 in 2010, 2009, and 2008, respectively.

During 2010, real estate property #403, located in Hillsboro, OR was acquired by foreclosure. As a result of the foreclosure an impairment of $965 was recognized and the property was classified as held for sale. Upon its disposal, a gain of $301 was realized, resulting in a net loss on the property of $664. There were no impairments to real estate properties during either 2009 or 2008.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

2. Investments (continued)

During 2009, the Society had no disposals of real estate properties. During 2008, the Society sold industrial real estate properties located in Pine Bluff, Arkansas, and in Commerce City, Colorado, realizing a net capital gain of $730. The Colorado property had been classified as held for sale since June of 2007. The Arkansas property was not classified as held for sale.

3. Derivatives

Options on Interest Rate Swaps

The Society acquires options on interest rate swaps to hedge against adverse changes in interest rates.  The options are intended to reduce the exposure to the interest rate risk associated with embedded options in interest-sensitive annuity and universal life product liabilities.

At December 31, 2010, the Society held options on interest rate swaps with a total notional amount of approximately $300,000.  The notional amount of the option on the interest rate swap is the specified amount on which exchanged interest payments are based. The options on interest rate swaps were acquired at a cost of approximately $7,775 and are reflected on the accompanying statutory-basis balance sheets at the estimated fair value of approximately $10,910 at December 31, 2010.

The options on interest rate swaps expose the Society to counterparty credit risk which is mitigated by credit ratings, active International Swaps and Derivative Association agreements, fully collateralized posted credit support based on daily valuation and by establishing and monitoring exposure limits. The total credit exposure for options on interest rate swaps is represented by the market value of the options less the market value of acceptable collateral.  At December 31, 2010, the Society’s total credit exposure was zero considering market value of $10,910 and posted credit support collateral of $11,190.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

3. Derivatives (continued)

S&P 500 European Call Options

The Society acquires over-the-counter S&P 500 European call options with initial terms of seven years to match the market-produced crediting liability above the minimum guarantee on the Society’s equity-indexed annuity line of business. The terminal value of the options at expiration is approximately equal to the market-produced crediting liability on the respective equity-indexed annuity block of business given expected surrenders. A termination of the options with the counterparty may result in a market price reflecting significant reduction in value. Given expected surrenders and a long-term positive market growth, management anticipates that losses will be minimal. These instruments are illiquid.

At December 31, 2010 and 2009, the Society held call options with a notional amount of approximately $15,160 and $19,610, respectively. The notional amount of the option is determined by multiplying current block premium by a factor approximating the current participation rate. The call options were acquired at a cost of approximately $3,180 and $4,083 and are reflected on the accompanying statutory-basis balance sheets at their estimated fair value of approximately $535 and $931 at December 31, 2010 and 2009, respectively.

The call options expose the Society to counterparty credit risk, which is mitigated by minimum capital requirements, credit ratings, and net exposure limits above posted collateral. The total credit exposure for S&P 500 European call options is represented by the market value of the options less the market value of acceptable collateral. At December 31, 2010 and 2009, the Society’s total credit exposure, after posting of collateral by the counterparties for amounts above a net exposure limit, was approximately $535 and $931, respectively.

Covered Equity Call Options

Periodically, the Society writes covered equity call options for the purpose of income generation when the market value of certain Society equity holdings are deemed to be overvalued. Covered equity call options are written in lieu of a direct sale of the security.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

3. Derivatives (continued)

At December 31, 2010 and 2009, the Society has open short positions in covered equity call options with a fair value of $(363) and $(50), respectively, which are included in other liabilities. On disposition, gains and losses are recognized immediately, with gains and losses on exercise combined with the gains and losses on the covering asset. During 2010, 2009, and 2008, the Society recognized gains (losses) on the termination of covered equity call options of approximately $513, $2,902, and $5,478, respectively.

4. Related-Party Transactions

The Society has separate servicing agreements with WFS Holdings, Inc., Woodmen Financial Services, Inc., and Woodmen Insurance Agency, Inc. whereby these affiliates reimburse the Society for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $1,789, $1,666, and $1,842 during 2010, 2009, and 2008, respectively.

The Society has mortgage loan agreements with fraternal youth camps and lodges. These loans are secured by a first lien on the related land and buildings, bear interest at 6%, and aggregated $7,803 and $8,264 as of December 31, 2010 and 2009, respectively.

5. Employee Benefit Plans

Pension Plans

The Society has a noncontributory, qualified defined benefit pension plan covering substantially all employees and fieldworkers who began service prior to October 1, 2006, with benefits based on years of service and either career or final average earnings. Under the pension plan, retirement benefits are primarily a function of the number of years of service and the level of compensation.

The Society has a supplemental retirement plan for those pension plan participants whose benefits calculated under the retirement plan formulas exceed ERISA limitations and for nonemployee members of the Board of Directors. This supplemental retirement plan makes up for any shortfall caused by the limitations and functions in the same manner as the retirement plan.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

The qualified and supplemental retirement plans are each funded via fixed and variable group deposit fund contracts issued by the Society and are included in the liability for deposit-type contracts on the statutory-basis balance sheets. As of December 31, 2010 and 2009, the fixed account totaled $270,371 and $270,049, respectively, and the variable account totaled $165,408 and $133,554, respectively. As of December 31, 2010 and 2009, the Society accrued liabilities in accordance with actuarially determined amounts.

Two different actuarial cost methods are used to develop the pension plan costs for employees and for fieldworkers because of the distinctly different benefit structures for those two groups. The employees’ benefits are developed using a final average salary formula, while the fieldworkers’ benefits are developed using a career average formula.

Postretirement Benefit Plan

The Society sponsors non-pension postretirement health and life plans. Substantially all employees and fieldworkers may become eligible if they reach retirement age while employed with the Society. Life insurance benefits are generally set at a fixed amount, while retirees are offered a preferred provider arrangement for their health care coverage. Under statutory accounting for employers providing postretirement benefits other than pensions, the estimated cost of postretirement benefits is accrued at the date the Society’s employees and fieldworkers become eligible to retire.

The health plan is contributory, with participants’ contributions adjusted annually; the life insurance plans include both contributory and noncontributory components. The accounting for the health plan anticipates future cost-sharing changes, including increases in premiums, deductibles, and individual stop-loss levels, so as to keep pace, on average, with increases in the health care cost trend rate.

The Society uses a December 31 measurement date for its pension plans and other postretirement benefit plans. The accumulated benefit obligation for its pension plans represents the present value of pension benefits earned as of December 31 based on service and compensation through December of the respective year-end. The accumulated benefit obligation for the pension plans was $468,631 and $426,131 at December 31, 2010 and 2009, respectively.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

The projected benefit obligation for pension and other postretirement benefits represents the present value of postretirement benefits deemed earned as of December 31, projected for estimated salary and medical cost rate increases as of an assumed date with respect to retirement, termination, disability, and death. The following table sets forth the change in the projected benefit obligation for pension and other postretirement benefits:

	Pension Benefits		Other Postretirement Benefits
	Year Ended December 31		Year Ended December 31
	2010	2009	2010	2009
Change in projected benefit obligation
Benefit obligation at beginning of year	$465,605	$451,249	$30,715	$31,949
Service cost	9,224	10,287	1,593	1,832
Interest cost	27,535	27,207	1,485	1,641
Contributions by plan participants	—	—	101	106
Actuarial loss (gain)	32,544	(3,678)	(4,036)	(3,768)
Benefits paid	(20,727)	(19,460)	(1,330)	(1,045)
Benefit obligation at end of year	$514,181	$465,605	$28,528	$30,715

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

A summary of assets and assumptions of the pension and other postretirement benefit plans are as follows:

	Pension Benefits		Other Postretirement Benefits
	Year Ended December 31		Year Ended December 31
	2010	2009	2010	2009
Change in plan assets
Fair value of plan assets at beginning of year	$403,603	$360,255	$—	$—
Actual return on plan assets	40,090	47,335	—	—
Employer contributions	12,786	15,473	1,229	939
Contributions by plan participants	—	—	101	106
Benefits paid	(20,727)	(19,460)	(1,330)	(1,045)
Fair value of plan assets at end of year	$435,752	$403,603	$—	$—

Funded status
Benefit obligations in excess of assets	$(78,429)	$(62,002)	$(28,528)	$(30,715)
Unamortized prior service cost	(291)	(317)	(9,896)	(11,381)
Unrecognized net actuarial loss (gain)	122,336	105,672	(480)	3,588
Prepaid assets (accrued liabilities)	$43,616	$43,353	$(38,904)	$(38,508)

Benefit obligation for nonvested employees	$1,369	$2,585	$32,727	$31,058

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

	Pension Benefits			Other Postretirement Benefits
	2010	2009	2008	2010	2009	2008
Weighted average assumptions used to determine benefit obligations at December 31
Discount rate	5.55%	6.00%	5.90%	5.55%	6.00%	5.90%
Rate of compensation increase	4.75%	4.75%	4.75%	N/A	N/A	N/A

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31
Discount rate	6.00%	5.90%	6.50%	6.00%	5.90%	6.50%
Expected long-term rate of return on plan assets	7.50%	7.50%	7.50%	N/A	N/A	N/A

A minimum pension liability is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment, less allowable intangible assets, is reported as a surplus adjustment. The accumulated benefit obligation for the Society’s qualified defined benefit plan of $468,631 was in excess of the fair value of the assets of $435,752 at December 31, 2010. At December 31, 2009, the accumulated benefit obligation of $426,131 was in excess of the fair value of the assets of $403,603.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

Accordingly, at December 31, 2010 and 2009, an additional minimum pension liability was established for $32,879 and $22,528, respectively. The Society had no intangible asset related to the minimum pension liability at December 31, 2010 or 2009. The components of net periodic benefit cost are as follows:

	Pension Benefits			Other Postretirement Benefits
	2010	2009	2008	2010	2009	2008
Components of net periodic benefit cost
Service cost	$9,224	$10,287	$9,413	$1,593	$1,832	$2,268
Interest cost	27,535	27,207	27,453	1,485	1,641	1,704
Expected return on plan assets	(30,392)	(27,491)	(31,813)	—	—	—
Prior service cost recognized	(27)	(28)	(26)	(1,485)	(1,485)	(1,486)
Recognized gains and losses	6,183	9,891	18	32	278	300
Net periodic benefit cost	$12,523	$19,866	$5,045	$1,625	$2,266	$2,786

For measurement purposes with respect to the postretirement health plan, a 8.3% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2010. The rate was assumed to decrease gradually to 4.2% over 71 years.

A one-percentage-point change in assumed health care cost trend rates at December 31, 2010, would have the following effects:

	One- Percentage- Point Increase	One- Percentage- Point Decrease

Effect on total of service and interest cost components	$359	$(301)
Effect on postretirement benefit obligation	2,272	(1,947)

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

Pension Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

•                  Level 1 — Fair values are based on unadjusted quoted prices in active markets for identical assets. The pension plan’s Level 1 assets include large cap equity securities.

•                  Level 2 — Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly. The pension plan has no Level 2 assets.

•                  Level 3 — Fair values are based on significant unobservable inputs for the asset. The pension plan’s Level 3 assets include a Society general account investment.

The pension plan assets are held in both the separate account and a Society general account investment.  The separate account assets, all in Level 1, consist of actively traded exchange listed large cap equity securities. Unadjusted quoted prices for these securities are provided to the Society by independent pricing services. There are no Level 2 pension plan assets. The pension plan general account assets, all in Level 3, include assets in the Society’s investment portfolio. Fair value of the general account assets is equal to an interest bearing deposit account with interest being set at the Society’s discretion which is equivalent to the overall rate earned on the Society’s assets.  The fair value of the Society general account investment is the amount the plan would receive if withdrawing funds from the contract.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

The fair value of the qualified pension plan’s assets by asset category as of December 31, 2010 is as follows:

	Assets
	Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
Asset category
Large cap equity portfolios	$165,408	$165,408	$—	$—
Society general account investment	270,344	—	—	270,344
Total	$435,752	$165,408	$—	$270,344

The fair value of the qualified pension plan’s assets by asset category as of December 31, 2009 is as follows:

	Assets
	(Liabilities)
	Measured at	Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
Asset category
Large cap equity portfolios	$133,554	$133,554	$—	$—
Society general account investment	270,049	—	—	270,049
Total	$403,603	$133,554	$—	$270,049

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2010, is as follows:

		Actual Return on Plan Assets
	Beginning Asset Balance	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, and Settlements	Transfers in (Out) of Level 3	Ending Asset Balance
Asset category
Society general account investment	$270,049	$15,501	$—	$(15,206)	$—	$270,344
Total	$270,049	$15,501	$—	$(15,206)	$—	$270,344

The reconciliation for all assets measured at fair value using significant unobservable inputs (Level 3) for the year ended December 31, 2009, is as follows:

		Actual Return on Plan Assets
	Beginning Asset Balance	Relating to Assets Still Held at the Reporting Date	Relating to Assets Sold During the Period	Purchases, Sales, and Settlements	Transfers in (Out) of Level 3	Ending Asset Balance
Asset category
Society general account investment	$261,946	$15,062	$—	$(6,959)	$—	$270,049
Total	$261,946	$15,062	$—	$(6,959)	$—	$270,049

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

Pension plan assets are primarily invested in investment grade securities and large cap common stocks. The pension plan’s weighted average asset allocations at December 31, 2010 and 2009, by asset category are as follows:

	Plan Assets at December 31
	2010	2009
Asset category
Equity – Variable Group Deposit Contract	38.0%	33.1%
Fixed income – Fixed Group Deposit Contract	62.0	66.9
	100.0%	100.0%

The Society’s long-range asset allocation model is 25% — 50% equities and 50% — 75% fixed income.

At December 31, 2010, the Society used an expected long-term return of 7.5% on pension fund assets. This return is predicated on the fact that historically, over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. The Society’s long-range asset allocation model of 25%—50% equities and 50%—75% fixed income would indicate that the long-term expected return would be approximately 7.5% if the investments were made in the broad indexes. Actual returns may vary depending on economic conditions, actual allocation of assets, and other currently unknown factors.

The Society expects to contribute $15,000 to its pension plans and $1,230 to its other postretirement benefit plan in 2011. The Society’s policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Society considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, SSAP No. 89, Accounting for Pensions, expenses for the year in question, and the limitations on deductibility imposed by federal income tax law. The following benefit payments that reflect expected future service, as appropriate, are expected to be paid: $21,488 in 2011, $23,617 in 2012, $24,360 in 2013, $29,765 in 2014, $30,802 in 2015, and $157,044 in the years 2016—2020.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

Deferred Compensation Agreements

The Society has deferred compensation agreements with the key management employees of the Society. The liabilities under these agreements are being accrued over the employees’ periods of participation. The liabilities at December 31, 2010 and 2009, were $11,859 and $11,421, respectively, and are included in other liabilities in the statutory-basis balance sheets. Interest credited to participant accounts in 2010, 2009, and 2008 was $543, $545, and $552, respectively.

401(k) Defined Contribution Plan

The Society has a 401(k) plan for qualifying fieldworkers and employees. All employees beginning service after October 1, 2006, are enrolled in the 401(k) plan in lieu of the qualified defined benefit pension plan. The Society matches participant contributions up to 3% of the participant’s compensation. In addition, the Society provides service-related contributions based on the participant’s years of service. The Society’s matching contributions were $667 and service-related contributions were $233 for 2010. The Society’s matching contributions were $331 and service-related contributions were $203 for 2009. The Society’s matching contributions were $193 and service-related contributions were $170 for 2008. Employees beginning service prior to October 1, 2006, are eligible to participate in 401(k) plan but are not eligible for matching or service-related contributions. These participants may contribute up to 15% of their annual earnings, subject to certain limitations, as pretax, salary deferral contributions.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

5. Employee Benefit Plans (continued)

Discounted Employee Security Option Plan

The Society sponsors a discounted employee security option plan (DESOP) for directors and officers of the Society. New option grants under this program ceased effective May 1, 2002, due to changes in Internal Revenue Service regulations. The DESOP is a nonqualified plan whereby participants, prior to May 1, 2002, elected to accept discounted stock options in lieu of cash compensation. Any portion of regular compensation and/or any portion of incentive compensation could be relinquished for options. Options were granted quarterly and may be exercised six months following the grant date. The exercise price is 25% of the value of the options on the grant date. Options expire 15 years after the date of grant. The liabilities for relinquished compensation are maintained for unexercised options over the participants’ periods of participation. At December 31, 2010 and 2009, mutual funds with a fair value of $1,454 and $1,634 (actual cost $1,690 and $2,135), respectively, were included in the Society’s common stock portfolio, and liabilities related to the DESOP totaled $1,236 and $1,537, respectively.

Other Benefits

As a result of the Society administering its own group life and short-term disability plans, the Society recognized premium income of $998, $974, and $797 during 2010, 2009, and 2008, respectively, which is included in the statutory-basis statements of operations.

6. Surplus

The Society is required to maintain minimum surplus levels established by the Nebraska Department of Insurance. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Nebraska Department of Insurance. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2010, the Society’s surplus exceeded the minimum levels required by the Nebraska Department of Insurance and RBC standards.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

7. Annuity Reserves and Deposit Fund Liabilities

At December 31, 2010, the Society’s annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	Amount	Percent
Subject to discretionary withdrawal:
With market value adjustment	$—	—%
At book value less current surrender charge of 5% or more	676,626	22%
At market value	54,717	2%
Total with adjustment or at market value	731,343	24%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	1,759,744	58%
Not subject to discretionary withdrawal	531,808	18%
Total annuity reserves and deposit fund liabilities — before reinsurance	3,022,895	100%
Less reinsurance ceded	—
Net annuity reserves and deposit fund liabilities	$3,022,895

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2010, is as follows:

Life and accident and health annual statement:
Annuity reserves, total net	$2,056,024
Supplementary contracts with life contingencies, total net	69,090
Deposit-type contracts, total net	677,656
2,802,770
Separate accounts annual statement:
Annuity reserves, total net	54,717
Other contract deposit funds	165,408
Total annuity actuarial reserves and deposit fund liabilities	$3,022,895

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

8. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Society as of and for the years ended December 31 is as follows:

	2010	2009	2008
Premiums, deposits, and other considerations	$5,903	$3,352	$11,786

Reserves
For accounts with assets at:
Market value	$220,125	$183,531	$139,791
Amortized cost	—	—	—
Total	$220,125	$183,531	$139,791

	December 31
	2010	2009
Reserves for nonguaranteed separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$—	$—
At book value without market value adjustment and with current surrender charge of 5% or more	—	—
At market value	54,717	49,977
At book value without market value adjustment and with current surrender charge of less than 5%	—	—
Subtotal	54,717	49,977
Not subject to discretionary withdrawal	165,408	133,554
Total separate account reserves	$220,125	$183,531

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

8. Separate Accounts (continued)

Amounts transferred to and from separate accounts in the statutory-basis statements of operations are as follows:

	Year Ended December 31
	2010	2009	2008

Transfers to separate accounts	$5,903	$3,352	$11,786
Transfers from separate accounts	7,829	4,933	6,481
Net transfers to and from separate accounts	$(1,926)	$(1,581)	$5,305

9. Commitments and Contingencies

The Society is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and sometimes punitive damages have been asserted. In the opinion of the Society’s management, the ultimate disposition of such matters will not have a materially adverse effect on the Society’s financial position or results of operations.

The Society has committed to make capital contributions to its subsidiary, WFS Holdings, Inc., as may be required to enable WFS Holdings, Inc. to finance its business operations and those of its operating subsidiaries and to allow WFS Holdings, Inc. or its subsidiaries to remain in continuous compliance with any regulatory capital requirements.

As of December 31, 2010, the Society has outstanding commitments for purchases of mortgage loans in the amount of $50,042.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

10. Fair Value of Financial Instruments

SSAP No. 100, Fair Value Measurements, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SSAP No. 100 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. These fair value disclosures are not intended to represent the market value of the Society.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheets approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds: Fair values of bonds are based on quoted market prices or dealer quotes. Certain private placement bonds do not have quoted market prices available. For these private placement bonds a fair value is determined by either first using a price provided by our custodian or secondarily a broker.  If no other pricing source is available a discounted cash flow method is used to determine fair value.

Common stocks: Fair values are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Mortgage loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates that yield 150 basis points more than treasuries with similar effective durations.

Certificate loans: Certificate loans, which have no defined maturity, had interest rates at December 31, 2010, which ranged from 5% to 8%. The Society believes that the statement value approximates the fair value of the certificate loans.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

10. Fair Value of Financial Instruments (continued)

Options on Interest Rate Swaps:  Fair values for options on interest rate swaps are based on valuations received from valuation agents.

Call options: Fair values for call options are valued based on binomial calculations, which are compared to valuations received from brokers for reasonableness.

Other invested assets: The Society believes that the statement value of the mortgage loan participation asset investment approximates its fair value.

Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity: Fair values of the Society’s investment contract, deferred annuity, and single premium deferred annuity liabilities that are under contracts involving significant mortality or morbidity are stated at the cost the Society would incur to extinguish the cash surrender value related to the liability.

Separate accounts: Fair values for separate accounts established to back a portion of pension liabilities with common stocks and for variable annuity contracts with mutual funds are based on quoted market prices or dealer quotes. If a quoted market price is not available, fair value is estimated using quoted market prices for similar securities.

Certificate and contract claims, other certificate holders’ funds, and refunds to members: The carrying amounts reported in the statutory-basis balance sheets for these items approximate their fair value because short-term settlement is expected.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

10. Fair Value of Financial Instruments (continued)

The estimated carrying amounts and fair values of the Society’s financial instruments are as follows:

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and short-term investments	$159,199	$159,199	$244,179	$244,179
Bonds	6,018,207	6,390,722	5,612,459	5,893,611
Common stocks	473,527	473,527	375,201	375,201
Mortgage loans	1,328,764	1,367,142	1,304,437	1,312,092
Certificate loans	170,644	170,644	168,507	168,507
Derivatives	11,445	11,445	931	931
Other invested assets	12,349	12,349	8,555	8,555
Separate account assets	221,698	221,698	185,368	185,368

Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life, and annuity	$2,416,768	$2,376,247	$2,245,985	$2,206,986
Certificate and contract claims	28,595	28,595	26,861	26,861
Other certificate holders’ funds	1,915	1,915	2,007	2,007
Refunds to members	102,520	102,520	107,870	107,870
Separate account liabilities	221,698	221,698	185,368	185,368

11. Fair Value Measurements and Fair Value Hierarchy

Included in various investment-related line items in the statutory-basis financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired or, for certain bonds and preferred stock, when carried at the lower of cost or market.

The fair value of an asset is the amount at which that asset could be bought or sold in a current transaction between willing parties, that is, other than in a forced or liquidation sale. The fair value of a liability is the amount at which that liability could be incurred or settled in a current transaction between willing parties, that is, other than in a forced or liquidation sale.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

11. Fair Value Measurements and Fair Value Hierarchy (continued)

Fair values are based on quoted marks or market prices when available. When marks or market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Society estimates fair value using discounted cash flow methods, models, and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve some level of management estimation and judgment, which becomes significant with increasingly complex instruments or pricing models. Where appropriate, adjustments are included to reflect the risk inherent in a particular methodology, model, or input used.

The Society’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by GAAP. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

•                  Level 1 — Values are unadjusted quoted prices for identical assets and liabilities in active markets accessible at the measurement date.

•                  Level 2 — Inputs include quoted prices for similar assets or liabilities in active markets, quoted prices from those willing to trade in markets that are not active or other inputs that are observable or can be corroborated by market data for the term of the instrument. Such inputs include market interest rates and volatilities, spreads, and yield curves.

•                  Level 3 — Certain inputs are unobservable (supported by little or no market activity) and significant to the fair value measurement. Unobservable inputs reflect the Society’s best estimate of what hypothetical market participants would use to determine a transaction price for the asset or liability at the reporting date.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

11. Fair Value Measurements and Fair Value Hierarchy (continued)

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table provides information as of December 31, 2010, about the Society’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Cash and short-term investments	$159,199	$—	$—	$159,199
Common stocks:
Industrial and misc.	435,463	13,311	—	448,774
Mutual funds	9,836	—	100	9,936
Derivatives	—	10,910	535	11,445
Separate account assets	221,698	—	—	221,698
Total assets at fair value	$826,196	$24,221	$635	$851,052

Liabilities at fair value:
Derivatives	$363	$—	$—	$363
Total liabilities at fair value	$363	$—	$—	$363

The following table provides information as of December 31, 2009, about the Society’s financial assets and liabilities measured at fair value on a recurring basis.

	Level 1	Level 2	Level 3	Total
Assets at fair value:
Cash and short-term investments	$244,179	$—	$—	$244,179
Common stocks:
Industrial and misc.	348,847	6,465	—	355,312
Mutual funds	8,315	—	182	8,497
Derivatives	—	—	931	931
Separate account assets	185,368	—	—	185,368
Total assets at fair value	$786,709	$6,465	$1,113	$794,287

Liabilities at fair value:
Derivatives	$50	$—	$—	$50
Total liabilities at fair value	$50	$—	$—	$50

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

11. Fair Value Measurements and Fair Value Hierarchy (continued)

Fair values and changes in the fair values of separate account assets generally accrue directly to stakeholders and are not included in the Society’s revenues and expenses or surplus.

Level 1 assets include actively traded exchange-listed equity securities and short-term U.S. Treasury bonds. Unadjusted quoted prices for these securities are provided to the Society by independent pricing services. Separate account assets in Level 1 primarily include actively traded exchange-listed equity securities and institutional and retail mutual fund and money market mutual fund investments valued by the respective mutual fund companies.

Level 1 liabilities consist of the written call options on certain common stocks the Society already owns to enhance returns or act as a rebalancing mechanism. The premium received for a written call option is recorded as a write-in liability until the option is exercised, expires, or is otherwise terminated. The liability is marked to market at each statement date using prices provided by an independent pricing service.

Level 2 assets include certain of the Society’s investments in public and private equity securities. Fair values of equity securities reported in this category are largely provided by independent pricing services. Where independent pricing services provide marks, the Society has obtained an understanding of the methods, models, and inputs used in pricing and has controls in place to validate the marks represent current fair values.

Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Because some stocks do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates.

If an independent pricing service is unable to provide the fair value for a security due to insufficient market information, such as for a private placement transaction, the Society will determine the fair value internally using a discounted expected future cash flow model. This model estimates fair value using discounted cash flows at a market yield where the discount rate reflects market returns. The market return is obtained by referring to similar securities and may be adjusted based on specific characteristics of the security, including inputs that are not readily observable in the market.

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

11. Fair Value Measurements and Fair Value Hierarchy (continued)

Level 2 assets also include certain of the Society’s derivative investments in options on interest rate swaps. Fair values of options on interest rate swaps are provided by valuation agents on a daily basis. The valuation agents provide valuations subject to terms set forth in active International Swaps and Derivative Association agreements and related credit support annexes.

The Society classifies certain newly issued, privately placed, complex or illiquid securities in Level 3.

Level 3 assets include $100 and $182 at December 31, 2010 and 2009, respectively, which represents former money market mutual funds that no longer receive designations from the SVO and are valued by the Society using a discounted cash flow model.

Also included in Level 3 assets are derivative assets of $535 and $931 at December 31, 2010 and 2009, respectively, which represent over-the-counter S&P 500 call options having an initial term of seven years that were acquired to match the market-produced crediting liability above the minimum guarantee on the equity-indexed annuity line of business. These illiquid instruments are valued by the Society using internal models, and the results are compared to the related broker quotes.

Changes in Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2010 and 2009. Gains and losses reported in this table may include changes in fair value that are attributable to both observable and unobservable inputs.

	Common Stocks	Call Options	Total

Balance at January 1, 2010	$182	$931	$1,113
Total gains or losses (realized/unrealized):
Included in net income	—	(595)	(595)
Included in surplus	—	506	506
Purchases, issuances, and settlements	(82)	(307)	(389)
Balance at December 31, 2010	$100	$535	$635

Woodmen of the World Life Insurance Society and/or
Omaha Woodmen Life Insurance Society

Notes to Financial Statements — Statutory Basis (continued)
(Dollars in Thousands)

11. Fair Value Measurements and Fair Value Hierarchy (continued)

	Common Stocks	Call Options	Total

Balance at January 1, 2009	$2,281	$1,313	$3,594
Total gains or losses (realized/unrealized):
Included in net income	—	(236)	(236)
Included in surplus	(405)	(7)	(412)
Purchases, issuances, and settlements	(1,694)	(139)	(1,833)
Balance at December 31, 2009	$182	$931	$1,113

As described in Note 1, changes in the market value of call options purchased after January 1, 2003, are recorded through surplus as unrealized gains or losses. Purchases prior to January 1, 2003, are reported in net investment income.

Asset and Liabilities Measured at Fair Value on a Nonrecurring Basis

Certain assets and liabilities are measured at fair value on a nonrecurring basis. The following table summarizes investments that have been impaired and are recorded at fair value on the statutory-basis balance sheets at December 31, 2010 and 2009.

	December 31, 2010
	Total	Level 1	Level 2	Level 3

Bonds	$1,852	$—	$1,852	$—
Total	$1,852	$—	$1,852	$—

	December 31, 2009
	Total	Level 1	Level 2	Level 3

Bonds	$5,870	$—	$5,870	$—
Total	$5,870	$—	$5,870	$—

Part C

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)(1) Financial Statements

All required financial statements are included in Part B of this filing.  We are providing audited financial statements for both the Account and the Depositor for the period ending December 31, 2010.

(a)(2) Financial Statement Schedules (filed as exhibit (a)(2) herewith)

Report of Independent Registered Public Accounting Firm on Schedules

Schedule I - Summary of Investments Other Than Investments in Related Parties as of December 31, 2010

Schedule III - Supplementary Insurance Information as of December 31, 2010, 2009, and 2008 and for each of the years then ended

Schedule IV - Reinsurance as of December 31, 2010, 2009 and 2008 and for each of the years then ended

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b) Exhibits

(1)	Certified resolution of the board of directors of Woodmen the World and/or Omaha Woodmen Life Insurance Society(“Woodmen”) establishing Woodmen Variable Annuity Account (the “Account”)	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(2)	Not Applicable.

(3)	Form of Distribution Agreement between Woodmen and Woodmen Financial Services, Inc.	Incorporated herein by reference from the Initial filing of this Registration Statement (No.333-1012331) as filed with the Securities And Exchange Commission on November 15, 2002

(4)(a)	Form of Variable Annuity Certificate	Incorporated herein by reference from Exhibit (4)(a) to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange

Commission on November 15, 2002

(4)(b)	Form of IRA endorsement

Incorporated herein by reference from Exhibit (4) (b) to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2007.

(4)(c)	Form of Roth IRA endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007

(4)(d)	Form of Simple Endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007

(4)(e)	Form of 403(b) TSA Endorsement	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 30, 2007

(5)(a)	Certificate Application	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(5)(b)	Form of IRA disclosure	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(5)(c)	Form of Roth IRA disclosure	Incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

(5)(d)	Form of Simple disclosure	Incorporated herein by reference from the Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on April 25, 2006

(6)	Woodmen’s Articles of Incorporation, Constitution and Laws	Filed Herewith

(7)	Not Applicable.

(8)(a)	Form of Participation Agreement (Summit (k/n/a Calvert))	Incorporated herein by reference from Exhibit (8)(a)to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

(8)(b)	Form of Participation Agreement (Fidelity)	Incorporated herein by reference from the filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on May 16, 2003.

(8)(c)	Form of Administrative Services Agreement (Summit (k/n/a Calvert))	Incorporated herein by reference from Exhibit (8)(c) To Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on November 15, 2002.

(8)(d)	Form of Services Agreement (Fidelity)	Incorporated herein by reference from the filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on May 16, 2003.

(8)(e)	Form of Participation Agreement (PIMCO)	Incorporated herein by reference from Exhibit (8)(e)to Post-Effective Amendment No. 1 To Registrant’s Registration Statement on Form N-4 (File No

333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

(8)(f)	Form of Services Agreement (PIMCO)

Incorporated herein by reference from Exhibit (8)(f)to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on or about April 30, 2004.

(9)	Opinion and Consent of Lynn Espeland

Incorporated herein by reference from Exhibit (9)to Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2009.

(10)	Consent of Ernst & Young, LLP	Filed Herewith

(11)	Not Applicable.

(12)	Not Applicable.

(99.1)	Power of Attorney	Power from Wesley A. Dodd Jr. Filed Herewith

(99.2)	Power of Attorney

Power from Michael C. Shealy incorporated herein by reference from Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed With the Securities and Exchange Commission on April 29, 2010

(99.3)	Power of Attorney

Power from R. B. Moore incorporated herein by reference from Post-Effective Amendment No. 7 to Registrant’s Registration Statement on Form N-4 (File No 333-101231) filed with the Securities and Exchange Commission on April 30, 2009.

(99.4)	Powers of Attorney	Powers from Dr. James W. Bosler, Morris Lane Harvey and Dr. James Shaver incorporated herein by reference from Post-Effective Amendment Number 1 (File No 333-101231) as filed with the

Securities and Exchange Commission on April 25, 2006

(99.5)	Power of Attorney	Power from Lucia Taylor-McCoy incorporated herein by reference from Post-Effective Amendment Number 1 (File No 333-101231) as filed with the Securities and Exchange Commission on April 29, 2004

(99.6)	Powers of Attorney	Others incorporated herein by reference from the Initial Filing of this of Registration Statement (File No 333-101231) as filed with the Securities and Exchange Commission on November 15, 2002

ITEM 25 DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND
PRINCIPAL BUSINESS	Positions and Offices
ADDRESS*	With Depositor

Danny E. Cummins	President/CEO
Pamela J. Hernandez	Executive Vice President, Operations/Secretary, Director
Larry R. King	Executive Vice President, Field, Director
Mark L. Schreier	Executive Vice President, Finance/Treasurer, Director
Mark D. Theisen	Executive Vice President, Fraternal, Director
Patrick L. Dees	Senior Vice President, Field
Matthew E. Ellis	Vice President, General Counsel
Randall P. Rotschafer	Vice President, Chief Actuary
Elvis O. Anderson	Vice President, Field
Curtis L. Beeson	Vice President, Business Technology
James R. Day	Vice President, Customer Relations
Annette M. Devine	Vice President, Accounting
Lynn L. Espeland	Vice President, Associate General Counsel
Karla J. Gochenour	Vice President, Human Resources
Steven O. Haack	Vice President, Marketing and Public Relations
Randy Horrocks	Vice President, Sales
Joseph J. Hromadka	Vice President, Administrative Services
Steven B. Jones	Vice President, Internal Controls Officer
Colleen M. Maciejewski	Vice President, Enterprise Project Management Office
Robert T. Maher	Vice President, Investment
Denise M. McCauley	Vice President, Core Operations
Thomas T. Gallion	Chairman of the Board
William C. Owen	Director
Dr. James W. Bosler III	Director
James W. Bridges Jr.	Director
Stephen Mellor	Director
R. B. Moore	Director
Daniel W. Rice III	Director
Dr. James Shaver	Director
Michael C. Shealy	Director

Lucia Taylor-McCoy	Director
Wesley A. Dodd Jr.	Director

* The principal business address of each person is Woodmen of the World and/or Omaha Woodmen Life Insurance Society 1700 Farnam Street, Omaha, NE 68102

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Registrant is a separate account of Woodmen of the World and/or Omaha Woodmen Life Insurance Society, the Depositor, established by the Board of Directors of the Depositor in 2001 pursuant to the laws of the State of Nebraska. The Depositor is a fraternal benefit society organized under the laws of the State of Nebraska and is owned by and operated for its members. It has no shareholders and is not subject to the control of any affiliated persons. Depositor controls its wholly-owned direct subsidiary, WFS Holdings, Inc., a Nebraska corporation which is a holding company with no independent operations. WFS Holdings, Inc. controls its wholly-owned subsidiary, Woodmen Financial Services, Inc, a Nebraska corporation that is a broker-dealer and principal underwriter hereunder. WFS Holdings also controls Woodmen Insurance Agency, Inc., which is a wholly-owned subsidiary.  All are located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 27. NUMBER OF CERTIFICATE HOLDERS

As of March 31, 2011, there are currently 2,578 outstanding certificates.

ITEM 28. INDEMNIFICATION

Article 3 section 5 of the Constitution and Laws of Woodmen of the World and/or Omaha Woodmen Life Insurance Society contains provisions governing the indemnification of officers and employees of the depositor it provides:

“Sec. 5. Indemnification of Officers and Employees. Every officer or employee and every former officer or employee of the Society shall be indemnified against losses or judgments assessed against him by a court of competent jurisdiction and for expenses actually and reasonably incurred by him in connection with the defense of any action, suit or proceeding, civil or criminal, in which he is made a party by reason of serving this Society, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be guilty of fraud, gross negligence or malfeasance in the performance of duty.”

Under the Nebraska Business Corporation Act, a Nebraska corporation, such as Woodmen Financial Services, Inc., is required to indemnify a director and officer who was wholly successful in the defense of any proceeding to which such person was a party because of his or her position as a director or officer against reasonable expenses, including attorneys’ fees, incurred in connection with such proceeding.  Under the Nebraska Business Corporation Act, a Nebraska corporation, is permitted, but not required, to indemnify a director or officer against liability if such person conducted himself or herself in good faith, and the director or officer reasonably believed that his or her conduct was in the best interests of the corporation.

Insofar as indemnification for liability arising under the Securities Act of

1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITER

(a) Woodmen Financial Services, Inc. is the Registrant’s principal underwriter and is not the principal underwriter, depositor, sponsor or investment adviser of any investment company, other than the Registrant.

(b) Director, Officers and Managers of Woodmen Financial Services, Inc.

NAME AND PRINCIPAL
BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH THE UNDERWRITER

Timothy K. Buderus	CEO, President, Director
Mark D. Theisen	Secretary, Director Chairman of the Board
Mark L. Schreier	Director
Robert T. Maher	Director
Larry King	Director
Vesta Pudenz	Financial and Operations Principal, CFO, Co-Chief Compliance Officer, Treasurer
Adam Rosauer	Co-Chief Compliance Officer
Melissa Swing	Director of Marketing, Communications Promotions

* The principal business address of all of the persons listed above is Woodmen of the World and/or Omaha Woodmen Life Insurance Society, 1700 Farnam Street, Omaha, NE 68102.

(c) The following information shows all commissions and other compensation received by the sole underwriter, Woodmen Financial Services, Inc., directly or indirectly, from the Registrant from inception to the Registrant’s last fiscal year, for providing underwriting services.

	Brokerage	Compensation to
	Commissions	the underwriter
	(Gross)	(net)

July 1, 2003 (inception) through December 31, 2003	$95,484	$7,035
2004	$365,329	$42,876
2005	$444,022	$43,629
2006	$831,990	$72,357
2007	$1,231,074	$93,107
2008	$439,172	$34,558
2009	$129,469	$11,623
2010	$246,209	$16,689

ITEM 30. LOCATION OF BOOKS AND RECORDS

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the depositor at its home office located at 1700 Farnam Street, Omaha, NE 68102.

ITEM 31. MANAGEMENT SERVICES

Not Applicable

ITEM 32. UNDERTAKINGS AND REPRESENTATIONS

(a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as payments for the purchase of the Certificates offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either a post card or similar written communication affixed to or included in the prospectus that the applicant can remove and send to the Depositor for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Depositor at the address or phone number listed in the prospectus.

(d) Woodmen of the World and/or Omaha Woodmen Life Insurance Society represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Woodmen Variable Annuity Account, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, by the undersigned thereunto duly authorized, in the City of Omaha, State of Nebraska, on this 22nd day of April, 2011.

Woodmen Variable Annuity Account (Registrant)

By: Woodmen of the World Life Insurance Society/Omaha Woodmen Life Insurance Society (Depositor, on behalf of itself and Registrant)

By:	/s/Danny E. Cummins
Danny E. Cummins
President and Chief Executive Officer

As required by the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor and on the dates indicated:

All of the Board of Directors of Woodmen of the World and/or Omaha Woodmen Life Insurance Society*

/s/ Thomas T. Gallion
Thomas T. Gallion*	Chairman of the Board	April 22, 2011

/s/ William S. Owen
William S. Owen*	Director	April 22, 2011

/s/ R.B. Moore
R.B. Moore*	Director	April 22, 2011

/s/ Daniel W. Rice III
Daniel W. Rice III*	Director	April 22, 2011

/s/ James W. Bridges, Jr
James W. Bridges, Jr.*	Director	April 22, 2011

/s/ Lucia Taylor-McCoy
Lucia Taylor-McCoy*	Director	April 22, 2011

/s/ Dr. James W. Bosler III
Dr. James W. Bosler III*	Director	April 22, 2011

/s/ Dr. James Shaver
Dr. James Shaver*	Director	April 22, 2011

/s/ Michael C. Shealy
Michael C. Shealy*	Director	April 22, 2011

	/s/ Stephen W. Mellor	Director	April 22, 2011
Stephen W. Mellor*

	/s/ Wesley A. Dodd Jr.	Director	April 22, 2011
Wesley A. Dodd Jr.*

	/s/ Larry R. King	Director, Executive Vice President, Field	April 22, 2011
Larry R. King*

	/s/ Pamela J. Hernandez	Director, Executive Vice President Operations/	April 22, 2011
Pamela J. Hernandez*
Secretary

	/s /Mark D. Theisen	Director, Executive Vice President, Fraternal	April 22, 2011
Mark D. Theisen

*By:	/s/ Mark D. Theisen
Mark D. Theisen
Pursuant to Powers of Attorney

Signature	Title	Date

/s/Danny E. Cummins	Director, President and Chief Executive Officer	April 22, 2011
Danny E. Cummins	(Principal Executive Officer)

/s/ Mark L. Schreier	Director, Treasurer, Executive Vice President and	April 22, 2011
Mark L. Schreier	Chief Financial Officer (Principal Financial Officer)

/s/ Annette Devine	Vice President and Principal Accounting Officer	April 22, 2011
Annette Devine	(Principal Accounting Officer)

EXHIBIT INDEX

No.	Exhibit

(a)(2)	Financial Statement Schedules	Filed Herewith

(6)	Woodmen’s Articles of Incorporation, Constitution, and Laws as Amended on June 7, 2010	Filed Herewith

(10)	Consent of Ernst & Young LLP	Filed Herewith

(99.1)	Power of Attorney from Wesley A. Dodd Jr.	Filed Herewith